File No. 333-84788
                                                     1940 Act File No. 811-21057


              As filed with the Securities and Exchange Commission
                               on December 17, 2003


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        POST EFFECTIVE AMENDMENT NO. 1 to
                                    FORM S-6


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
                 SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

A.   Exact name of Trust:

     BLDRS INDEX FUNDS TRUST
     BLDRS ASIA 50 ADR INDEX FUND
     BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND
     BLDRS EMERGING MARKETS 50 ADR INDEX FUND
     BLDRS EUROPE 100 ADR INDEX FUND

B.   Name of Depositor:

     Nasdaq Financial Products Services, Inc.

C.   Complete address of Depositor's principal executive office:

     Nasdaq Financial Products Services, Inc.
     9513 Key West Avenue
     Rockville, MD 20850

D.   Name and complete address of agent for service:

     John L. Jacobs
     Nasdaq Financial Products Services, Inc.
     9513 Key West Avenue
     Rockville, MD 20850


     Copy to:
     Mary Joan Hoene
     Carter Ledyard & Milburn LLP
     2 Wall Street
     New York, New York 10005

     It is proposed that this filing will become effective:

     [X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.


E.   Title and amount of securities being registered:

     An indefinite number of units of Beneficial Interest pursuant to Rule 24f-2 under the Investment Company Act of 1940.

F. Proposed maximum aggregate offering price to the public of the securities being registered:

     Indefinite.

G.   Amount of filing fee:

     None required pursuant to Rule 24f-2.

H.   Approximate date of proposed sale to public:

     AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.


[ ] Check box if it is proposed that this filing will become effective on [date] at [time] pursuant to paragraph (b) of Rule 485.

                            BLDRS INDEX FUNDS TRUST
                             Cross Reference Sheet
                            Pursuant to Regulation C
                  Under the Securities Act of 1933, as amended

                  (Form N-8B-2 Items required by Instruction 1
                          as to Prospectus in Form S-6)

Form N-8B-2                                             Form S-6
Item Number                                        Heading in Prospectus
-------------                                      ---------------------

I. Organization and General Information

 1.     (a)    Name of Trust...............        Prospectus Front Cover
        (b)    Title of securities issued..        Prospectus Front Cover

 2.     Name, address and Internal
        Revenue Service Employer
        Identification Number of
        depositor.......................           The Sponsor

 3.     Name, address and Internal
        Revenue Service Employer
        Identification Number of
        trustee.........................           The Trustee

 4.     Name, address and Internal
        Revenue Service Employer
        Identification Number
        of principal underwriter........           *

 5.     State of organization of Trust..           Creation and Redemption of
                                                   Shares

 6.     (a) Dates of execution and termination
            of Trust Agreement................     Essential Information;
                                                   Termination of a Fund

        (b) Dates of execution and termination
             of Trust Agreement...............     Same as set forth in 6(a)

* Not applicable, answer negative or not required.

 7.     Changes of name.................           *

 8.     Fiscal Year.....................           *

 9.     Material Litigation.............           *

                    II. General Description of the Trust and
                             Securities of the Trust

10.     (a) Registered or bearer
            securities..................           The Funds

        (b) Cumulative or distributive..           Essential Information;
                                                   Distributions to Beneficial
                                                   Owners

        (c) Rights of holders as to
            withdrawal or redemption....           Creation and Redemption of
                                                   Shares;
                                                   Book-Entry Only; Notices
                                                   and Distributions

        (d) Rights of holders as to
            conversion, transfer, etc...           Creation and Redemption of
                                                   Shares;Book-Entry Only;
                                                   Notices and Distributions

        (e) Lapses or defaults in principal
            payments with respect to periodic
            payment plan certificates..........    *

        (f) Voting rights...............           Amendments to the Trust
                                                   Agreement;
                                                   Termination of a Fund; The
                                                   Trustee

        (g) Notice to holders as to change in:

            (1) Composition of Trust
                assets..................           *

            (2) Terms and conditions
                of Trust's securities...           Amendments to the Trust
                                                   Agreement and Indenture

* Not applicable, answer negative or not required.

            (3) Provisions of Trust
                Agreement...............           Same as set forth in 10(g)(2)

            (4) Identity of depositor
                and trustee.............           The Trustee; The Sponsor

        (h) Consent of holders required to change:

            (1) Composition of Trust
                assets...................          *

            (2) Terms and conditions
                of Trust's securities....          Amendments to the Trust
                                                   Agreement and Indenture

            (3) Provisions of Trust
                Agreement................          Same as set forth in 10(h)(2)

            (4) Identity of depositor
                and trustee..............          The Sponsor; The Trustee

        (i) Other principal
            features of the securities...          The Funds

11.     Type of securities
        comprising units.................          The Prospectus - Front Cover;
                                                   The Funds; The Portfolios;
                                                   Creation and Redemption of
                                                   Shares

12.     Certain information regarding securities
        comprising periodic
        payment certificates.............          *

13.     (a) Certain information regarding loads,
        fees, expenses and charges.........        Creation And Redemption of
                                                   Shares; Expenses of a Fund

* Not applicable, answer negative or not required.

        (b) Certain information regarding
            periodic payment plan
            certificates.................          *

        (c) Certain percentages..........          Same as set forth in 13(a)

        (d) Reasons for certain
               differences in prices........       *

        (e) Certain other loads, fees, or
               charges payable by holders...       *

        (f) Certain profits receivable by
            depositor, principal underwriters,
            custodian, trustee or affiliated
            persons......................          The Portfolios

        (g) Ratio of annual charges and
            deductions to income.........          *

14.     Issuance of Trust's securities...          The Funds; Book-Entry Only;
                                                   Notices and Distributions

15.     Receipt and handling of
        payments from purchasers.........          The Funds; Creation and
                                                   Redemption of Shares

16.     Acquisition and disposition of
        underlying securities............          The Funds; Creation and
                                                   Redemption of Shares; The
                                                   Portfolios

17.     (a) Withdrawal or redemption by
            holders......................          The Funds; Creation and
                                                   Redemption of Shares; The
                                                   Portfolios

        (b) Persons entitled or required to
            redeem or repurchase
            securities...................          Same as set forth in 17(a)

        (c) Cancellation or resale of
            repurchased or redeemed
            securities...................          Same as set forth in 17(a)

18.     (a) Receipt, custody and
            disposition of income........          Distributions to Beneficial
                                                   Owners

        (b) Reinvestment of distribu-
            tions........................          *

        (c) Reserves or special funds....          Same as set forth in 18(a)

        (d) Schedule of distributions....          *

19.     Records, accounts and reports..            Distribution to Beneficial
                                                   Owners;
                                                   Expenses of a Fund; Book-
                                                   Entry Only;
                                                   Notices and Distributions

20.     Certain miscellaneous provi-
        sions of Trust Agreement

        (a) Amendments.................            Amendments to the Trust
                                                   Agreement and Indenture

        (b) Extension or termination...            Amendments to the Trust
                                                   Agreement and Indenture

        (c) Removal or resignation of
            trustee....................            The Trustee

        (d) Successor trustee..........            Same as set forth in 20(c)

        (e) Removal or resignation of
            depositor..................            The Sponsor

        (f) Successor depositor........            Same as set forth in 20(e)

21.     Loans to security holders......            *

22.     Limitations on liabilities.....            The Trustee; The Sponsor

23.     Bonding arrangements...........            *

24.     Other material provisions of
        Trust Agreement................            *

* Not applicable, answer negative or not required.

                III. Organization, Personnel and
                Affiliated Persons of  Depositor

25.     Organization of depositor......            The Sponsor

26.     Fees received by depositor.....            *

27.     Business of depositor..........            The Sponsor

28.     Certain information as to officials
        and affiliated
        persons of depositor...........            The Sponsor

29.     Ownership of voting securities
        of depositor...................            The Sponsor

30.     Persons controlling depositor..            *

31.     Payments by depositor for certain
        services rendered to Trust.........        *

32.     Payments by depositor for certain
        other services rendered to Trust....       *

33.     Remuneration of employees of depositor
        for certain services
        rendered to Trust.....                     *

34.     Compensation of other persons for
        certain services rendered
        to Trust.......................            *

                  IV. Distribution and Redemption of Securities

35.     Distribution of Trust's
        securities in states...........            Continuous offering of Shares

36.     Suspension of sales of Trust's
        securities.....................            *

37.     Denial or revocation of
        authority to distribute........            *

* Not applicable, answer negative or not required.

38.     (a) Method of distribution.....            Creation and Redemption of
                                                   Shares  of Creation Units;
                                                   Continuous Offering of
                                                   Shares; The Funds; Book-Entry
                                                   Only; Notices and
                                                   Distributions

        (b) Underwriting agreements....            Continuous Offering of
                                                   Shares;
                                                   Creation and Redemption of
                                                   Shares

        (c) Selling agreements.........            Same as set forth in 38(b)

39.     (a) Organization of principal
            underwriter................            The Sponsor

        (b) NASD membership of
            principal underwriter......            The Sponsor

40.     Certain fees received by
        principal underwriters.........            *

41.     (a) Business of principal
            underwriters...............            Continuous Offering of Shares

        (b) Branch offices of
            principal underwriters.....            *

        (c) Salesmen of principal
               underwriters...............         *

42.     Ownership of Trust's securities
        by certain persons.............            *
43.     Certain brokerage commissions
        received by principal
        underwriters...................            *

44.     (a) Method of valuation for
            determining offering price.            The Portfolios; Determination
                                                   of Net Asset Value

        (b) Schedule as to components of
            offering price.............            *

* Not applicable, answer negative or not required.

        (c) Variation in offering
            price to certain persons...            *

45.     Suspension of redemption
        rights.........................            *

46.     (a) Certain information regarding
            redemption or
            withdrawal valuation.......            Determination of Net Asset
                                                   Value;
                                                   Creation and Redemption of
                                                   Shares

        (b) Schedule as to components
            of redemption price........            *

47.     Maintenance of position in
        underlying securities..........            The Funds; The Portfolios;
                                                   Continuous Offering of
                                                   Shares;
                                                   Determination of Net Asset
                                                   Value;
                                                   Distributions to Beneficial
                                                   Owners

               V. Information Concerning the Trustee or Custodian

48.     Organization and regulation of
        trustee........................            The Trustee

49.     Fees and expenses of trustee...            Expenses of a Fund; Creation
                                                   and Redemption of Shares

50.     Trustee's lien.................            Expenses of a Fund; Creation
                                                   and Redemption of Shares

          VI. Information Concerning Insurance of Holders of Securities

51.     (a) Name and address of
            insurance company...........           *

        (b) Types of policies...........           *

        (c) Types of risks insured and
            excluded....................           *

        (d  Coverage....................           *

        (e) Beneficiaries...............           *

        (f) Terms and manner of
            cancellation................           *

        (g) Method of determining
            premiums....................           *

        (h) Aggregate premiums paid.....           *

        (i) Recipients of premiums......           *

        (j) Other material provisions of
            Trust Agreement relating
            to insurance................            *

                         VII. Policy of Registrant

52.         (a) Method of selecting and
            eliminating securities from
            the Trust...................           The Funds; The Portfolios;
                                                   Creation and Redemption of
                                                   Shares;
                                                   Determination of the
                                                   Portfolio Deposit

        (b) Elimination of securities
            from the Trust..............           *

        (c) Policy of Trust regarding
            substitution and elimina-
            tion of securities..........           Same as set forth in 52(a)

        (d) Description of any other
            fundamental policy of the
            Trust.......................           *

53.     (a) Taxable status of the Trust.           Tax Status of the Trust

        (b) Qualification of the Trust as a
            regulated investment company......     Same as set forth in 53(b)

* Not applicable, answer negative or not required.

                   VIII. Financial and Statistical Information

54.     Information regarding the
        Trust's last ten fiscal years...           *

55.     Certain information regarding
        periodic payment plan certifi-
        cates...........................           *

56.     Certain information regarding
        periodic payment plan certifi-
        cates...........................           *

57.     Certain information regarding
        periodic payment plan certifi-
        cates...........................           *

58.     Certain information regarding
        periodic payment plan certifi-
        cates...........................           *

59.     Financial statements
        (Instruction 1(c) to Form S-6)..           *

* Not applicable, answer negative or not required.

                           Undertaking to File Reports

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulations of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

PROSPECTUS

                                     [Logo]

                          BLDRS ASIA 50 ADR INDEX FUND
                   BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND
                    BLDRS EMERGING MARKETS 50 ADR INDEX FUND
                        BLDRS EUROPE 100 ADR INDEX FUND

                                January __, 2004

                               -------------------

     The BLDRS Index Funds Trust ("Trust") is a unit investment trust consisting of four (4) separate investment portfolios (each a "BLDRS Index Fund" or a "Fund" and collectively the "BLDRS Index Funds" or the "Funds"). The investment objective of each Fund is to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of publicly traded Depositary Receipts in a particular geographic region or market represented by a specified relevant benchmark index compiled and published by The Bank of New York (each a "BNY ADR Index"). Nasdaq Financial Products Services, Inc. is the Sponsor of the Trust and the Funds and The Bank of New York is the Trustee.

     The units of beneficial interest of each Fund ("Shares") are listed on The Nasdaq Stock Market, Inc. ("NASDAQ"). The Shares trade on NASDAQ at market prices that may differ to some degree from the Shares' net asset value. Each Fund issues and redeems Shares on a continuous basis -- at net asset value -- only in a multiple of 50,000 Shares called a "Creation Unit," principally in-kind for securities included in the relevant benchmark BNY ADR Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE SECURITIES OF A FUND.

     Shares of each Fund are not guaranteed or insured by The Federal Deposit Insurance Corporation or any other agency of the U.S. government, nor are Shares deposits or obligations of any bank. Shares involve investment risks, including the loss of principal.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                Sponsor: Nasdaq Financial Products Services, Inc.
                (which is owned by The Nasdaq Stock Market, Inc.)

    "BLDRS" and "Baskets of Listed Depositary ReceiptS" are service marks of
                              The Bank of New York



Copyright 2004 by Nasdaq Financial Products Services, Inc. all rights reserved

                               TABLE OF CONTENTS






ESSENTIAL INFORMATION AS
    OF SEPTEMBER 30, 2003 ......................     ii
THE FUNDS   ....................................     1
THE FUNDS, INDEXES AND
    TICKER SYMBOLS .............................     2
RISKS OF INVESTING IN THE
    FUNDS ......................................     3
    General Risks   ............................     3
    Risk Factors Specific to Each Fund .........     6
REPORT OF INDEPENDENT
    AUDITORS ...................................     9
FEES AND EXPENSES   ............................    56
BAR CHARTS AND TABLES ..........................    60
CREATION AND REDEMPTION
    OF SHARES ..................................    68
    Creation or Redemption of Shares
       Through the Clearing Process ............    69
    Creation and Redemption of Shares
       Outside the Clearing Process ............    71
    Redemptions Will Be Subject to
       Applicable Laws   .......................    72
    Creation and Redemption
       Transaction Fee .........................    72
THE PORTFOLIOS .................................    73
DETERMINATION OF NET
    ASSET VALUE ................................    77
DETERMINATION OF THE
    PORTFOLIO DEPOSIT ..........................    77
DISTRIBUTIONS TO BENEFICIAL
    OWNERS .....................................    79
EXPENSES OF A FUND   ...........................    80
BOOK-ENTRY ONLY; NOTICES AND
    DISTRIBUTIONS ..............................    83
BUYING AND SELLING SHARES;
    TRADING INFORMATION ........................    85
AMENDMENTS TO THE TRUST
    AGREEMENT AND
    INDENTURE   ................................    85
TERMINATION OF A FUND ..........................    86

CERTAIN MATERIAL FEDERAL
    INCOME TAX MATTERS .........................    87
    ERISA Considerations .......................    91
THE TRUSTEE   ..................................    92
    Trustee Fee Scale ..........................    92
THE SPONSOR ....................................    93
INDEX LICENSE ..................................    95
SELECTION CRITERIA,
    CONSTRUCTION AND
    MAINTENANCE STANDARDS
    FOR THE BNY ADR INDEXES ....................    95
BNY ADR INDEX CALCULATION
    AND DISSEMINATION ..........................    98
    The BNY Asia 50 ADR
       Index ...................................    99
    The BNY Developed Markets 100
       ADR Index   .............................   102
    The BNY Emerging Markets 50 ADR
       Index ...................................   106
    The BNY Europe 100 ADR Index   .............   109
ADDITIONAL INFORMATION
    CONCERNING THE ROLE OF
    THE BANK OF NEW YORK,
    DOW JONES AND NASDAQ .......................   114
CAPITAL STOCK AND
    SHAREHOLDER REPORTS ........................   115
RESTRICTIONS ON PURCHASES
    BY INVESTMENT
    COMPANIES   ................................   115
CONTINUOUS OFFERING OF
    SHARES .....................................   116
PERFORMANCE AND OTHER
    INFORMATION ................................   117
CODE OF ETHICS .................................   131
LEGAL OPINION ..................................   131
INDEPENDENT AUDITORS   .........................   131
ADDITIONAL INFORMATION .........................   131
GLOSSARY OF DEFINED
    TERMS ......................................   133

                 ESSENTIAL INFORMATION AS OF SEPTEMBER 30, 2003*



                                 Fractional Undivided
                       Number    Interest Represented   Net Asset Value
                     of Shares       by Each Share         per Share     Symbol     CUSIP
                    ----------- ---------------------- ---------------- -------- ----------
BLDRS Asia 50
  ADR Index Fund:      50,000           1/50,000           $ 57.86      ADRA     09348R102
BLDRS Developed
  Markets 100 ADR
  Index Fund:         100,000          1/100,000           $ 50.34      ADRD     09348R201
BLDRS Emerging
  Markets 50 ADR
  Index Fund:         100,000          1/100,000           $ 63.74      ADRE     09348R300
BLDRS Europe 100
  ADR Index Fund:      50,000           1/50,000           $ 49.69      ADRU     09348R409



Glossary:                      All defined terms used in this Prospectus and
                               page numbers on which their definitions appear
                               are listed in the Glossary on page ___.

Sponsor:                       Nasdaq Financial Products Services, Inc.

Distributor:                   ALPS Distributors, Inc.

Trustee:                       The Bank of New York

Licensor:                      The Bank of New York

Depository:                    The Depository Trust Company ("DTC")

Trust Agreement and
Indenture:                     Dated and Effective as of November 8, 2002 by
                               and between the Sponsor and the Trustee.*

Beneficial Owner:              Owners of beneficial interests in Shares are
                               referred to as "Beneficial Owners".

Record Dates:                  Quarterly, currently anticipated to be the Second
                               (2nd) Business Day after the third (3rd) Friday in
                               each of March, June, September and
                               December.**

Dividend Payment Dates:        Quarterly, on the last Business Day of April,
                               July, October and January.**

Fiscal Year:                   September 30

Estimated Ordinary Operating
Expenses of Each Fund:         30/100th of one percent (inclusive of Trustee's
                               annual fee of 6/100th of one percent to 10/100th
                               of one percent) of the net asset value ("NAV") of
                               the relevant Fund.***

Valuation Time:                Closing time of the regular trading session on
                               NASDAQ (ordinarily 4:00 p.m. New York time).

Business Day:                  Any day on which NASDAQ is open for
                               business.

Mandatory Termination Date:      If a Fund is terminated pursuant to the terms
                                 of the Trust Agreement and Indenture, the
                                 Mandatory Termination Date shall be the date on
                                 which the last security held by a Fund matures,
                                 is sold, is redeemed, or upon any other
                                 disposition as the case may be.

Discretionary Termination:       At the discretion of the Sponsor, a Fund may be
                                 terminated if (i) within 90 days from the
                                 initial Portfolio Deposit the net worth of the
                                 Fund falls below $100,000; (ii) if at any time
                                 after 90 days following the initial Portfolio
                                 Deposit the NAV of the Fund falls below
                                 $150,000,000; or (iii) if at any time after
                                 three (3) years following the initial Portfolio
                                 Deposit such value is less than $350,000,000,
                                 adjusted for inflation.****

Calculation of the Composition
of the Portfolio Deposit for
Creation Units:                  The Trustee, through the National Securities
                                 Clearing Corporation ("NSCC"),***** makes
                                 available on each Business Day, immediately
                                 prior to the opening of business on NASDAQ
                                 (currently 9:30 a.m., New York time), the list of
                                 the names and the required number of shares of
                                 each of the securities comprising a Fund's
                                 relevant BNY ADR Index (each an "Index
                                 Security") to be included in the current Portfolio
                                 Deposit (based on information at the end of the
                                 previous Business Day) for each Fund. Such
                                 Portfolio Deposit is applicable, subject to any
                                 adjustments, in order to effect creations and
                                 redemptions of Creation Units of a given Fund
                                 until such time as the next-announced
                                 composition of the Portfolio Deposit is made
                                 available.

Modification to the Trust
Agreement and Indenture:         The Trust Agreement and Indenture for each
                                 Fund may be modified unilaterally by the
                                 Sponsor to effect certain changes, and may be
                                 otherwise modified by a vote of the Beneficial
                                 Owners of the outstanding Shares of the relevant
                                 Fund under certain circumstances.

-------------

* The Trust Agreement and Indenture became effective and the initial deposit for each Fund was made on November 8, 2002 ("Initial Date of Deposit").


**    See "Distributions to Beneficial Owners".

***   See "The Trustee".

**** A Fund may also be terminated under other circumstances. See "Termination of a Fund".


***** As of December 31, 2003, the National Association of Securities Dealers,
      Inc. ("NASD") beneficially owned (including shares owned directly by the American Stock Exchange, LLC ("AMEX") approximately __% of the issued and outstanding shares of common stock of The Depository Trust & Clearing Corporation ("DTCC"), the parent company of NSCC and DTC, and the NASD owned 10,000 shares of preferred stock of DTCC, which entitles the NASD to elect one director of DTCC. The NASD is currently the majority owner of NASDAQ. Also as of such date, the Trustee and its affiliates together owned approximately __% of the issued and outstanding shares of the common stock of DTCC.

                                    THE FUNDS

     Each Fund is an "index fund" that holds publicly-traded Depositary Receipts of non-U.S. companies in a particular geographic region or market represented by a specified relevant benchmark BNY ADR Index. The Shares of each Fund represent an undivided interest in the portfolio of Depositary Receipts held by each Fund. The Shares of each Fund are separate from the underlying securities that are represented by the Shares. Each Fund seeks to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of its relevant benchmark BNY ADR Index. Each BNY ADR Index is developed by the Licensor from a universe of Depositary Receipts defined by The Bank of New York ADR IndexSM ("BNY ADR Composite Index"). Dow Jones & Company, Inc. ("Dow Jones") acts as "index calculation agent" in connection with the calculation and dissemination of each BNY ADR Index and the free-float adjusted market capitalization methodology of Dow Jones is employed. See "Selection Criteria, Construction and Maintenance Standards for the BNY ADR Indexes."

     Depositary Receipts are negotiable U.S. securities that generally represent a non-U.S. company's publicly traded equity or debt. Depositary Receipts are created when a broker purchases the non-U.S. company's shares on that company's home stock market and delivers those shares to the depository's local custodian bank, which then instructs the depository bank, such as The Bank of New York, to issue Depositary Receipts. Depositary Receipts may also be purchased in the U.S. secondary trading market. Depositary Receipts may trade freely, just like any other security, either on an exchange, NASDAQ or in the over-the-counter market and can be used to raise capital.

     Indexing is an investment strategy for tracking, as closely as possible, the performance of a specified market benchmark, or "index". An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets -- such as a U.S. or foreign country stock market. Other indexes cover market segments such as small-capitalization stocks or long-term bonds, or particular industries. An index fund holds all, or a representative sample, of the securities that make up its target index. Unlike actively managed funds, index (or "passively managed") funds do not buy and sell securities based on research and analysis. Rather, index funds simply attempt to mirror what the target index does, for better or worse. An index fund does not always perform exactly like its target index. Like all investment companies, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

     The Funds are designed for investors seeking a relatively low cost approach to investing and may be suitable for long-term investment in the market or market segment represented in the relevant benchmark BNY ADR Index. Shares of each Fund may also be used as an asset allocation tool or as a speculative trading instrument. The Shares have been designed to be tradable in a secondary market on NASDAQ on an intraday basis in lots of any size and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. The Funds utilize a low cost "passive" or "indexing" investment approach to attempt to approximate the investment performance of their relevant benchmark BNY ADR Indexes.


     The Shares provide investors with a security whose market value should approximate 1/15th the value of the relevant benchmark BNY ADR Index. Thus, for example, if the BNY ADR Index were at 750, investors might expect a Share to trade at approximately $50. Note, however, that the market price of a Share should also reflect its share of any current and undistributed dividends accumulated on the securities in such Fund's portfolio and may also be affected by supply and demand, market volatility, sentiment and other factors. Therefore, over time, the market value of a Share may not approximate 1/15th the value of its relevant benchmark BNY ADR Index.

     This prospectus provides information about the four Funds. The BLDRS Asia 50 ADR Index Fund seeks to track The BNY Asia 50 ADR Index(SM); The BLDRS Developed Markets 100 ADR Index Fund seeks to track The BNY Developed Markets 100 ADR Index(SM); The BLDRS Emerging Markets 50 ADR Index Fund seeks to track The BNY Emerging Markets 50 ADR Index(SM); and The BLDRS Europe 100 ADR Index Fund seeks to track The BNY Europe 100 ADR Index(SM). Each Fund normally holds at least 95% of its total assets in Depositary Receipts that comprise its relevant benchmark BNY ADR Index, and will seek to correspond generally, before fees and expenses, to the price and yield performance, of its relevant benchmark BNY ADR Index.


                      THE FUNDS, INDEXES AND TICKER SYMBOLS

BLDRS Asia 50 ADR Index Fund (Symbol: ADRA)


     The BNY Asia 50 ADR Index includes 50 component Depositary Receipts as of September 30, 2003 representing the securities issued by 50 of the most actively traded companies from the Asian market having a free-float market capitalization ranging from $1 billion to $90 billion.


BLDRS Developed Markets 100 ADR Index Fund (Symbol: ADRD)


     The BNY Developed Markets 100 ADR Index includes 100 component Depositary Receipts as of September 30, 2003 representing the securities issued by 100 of the most actively traded companies from international developed markets having a free-float market capitalization ranging from $5 billion to over $100 billion.

BLDRS Emerging Markets 50 ADR Index Fund (Symbol: ADRE)


     The BNY Emerging Markets 50 ADR Index includes 50 component Depositary Receipts as of September 30, 2003 representing the securities issued by 50 of the most actively traded companies from the international and emerging markets having a free-float market capitalization ranging from approximately $900 million to $20 billion.


BLDRS Europe 100 ADR Index Fund (Symbol: ADRU)


     The BNY Europe 100 ADR Index includes 100 component Depositary Receipts as of September 30, 2003 representing the securities issued by 100 of the most actively traded companies from the European market having a free-float market capitalization ranging from $1 billion to over $100 billion.


                         RISKS OF INVESTING IN THE FUNDS

General Risks

     Depositary Receipts. Each Fund holds the securities of non-U.S. companies in the form of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional Depositary Receipts, New York share programs do not involve custody of the Dutch shares of the company. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. ADRs and GDRs trade in foreign currencies that differ from the currency the underlying security for each ADR or GDR principally trades in. ADRs, GDRs and New York shares are collectively referred to as "Depositary Receipts". Generally, ADRs, and New York shares in registered form, are designed for use in the U.S. securities markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

     Equity Risk. An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the securities held by a Fund ("Fund Securities") and thus in the value of

Shares). Equity securities and therefore Depositary Receipts are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

     Currency Risk. The underlying securities of the Depositary Receipts in a Fund's portfolio are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

     Foreign Market Risk. Since the underlying securities of the Depositary Receipts in a Fund's portfolio trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the Depositary Receipts representing those underlying securities may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares.


     Liquidity Risk. Although the Depositary Receipts in the relevant benchmark BNY ADR Indexes are listed on a national securities exchange or NASDAQ there can be no assurance that a market for Depositary Receipts will be made or maintained or that any such market will be or remain liquid. The price at which a Fund's securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the securities are limited or absent or if bid/ask spreads are wide.


     Non-Diversification Risk. The Depositary Receipts of particular issuers, or of issuers in particular industries, may represent a large portion of a BNY ADR Index. If a Fund holds large positions in securities of a fewer number of issuers, a Fund is more susceptible to any single economic, political, market or regulatory event than an investment company that is more broadly diversified across issuers.

     Indexing Risk. Each Fund is a unit investment trust registered under the Investment Company Act of 1940 ("1940 Act") and is not a managed fund. Traditional methods of investment management for a managed fund typically involve continuing evaluation and changes to a portfolio of securities on the basis of economic, financial and market analyses. The only purchases and sales that are made with respect to a Fund's portfolio will be those necessary to create a portfolio that is designed to correspond generally, before fees and expenses, to the relevant benchmark BNY ADR Index to the extent practicable. Because no attempt is made to "manage" a Fund in the traditional sense, the adverse financial condition of an issuer will not be the basis for the sale of its securities from a Fund's portfolio unless the issuer is removed from the relevant benchmark BNY ADR Index.

     Substitution Risk. While the Licensor often chooses a replacement company for the BNY ADR Composite Index with some characteristics in common with a company or companies removed from the index, a replacement company may have little in common with the company it replaces.

     Foreign Limitation Risk. A Participating Party's ability to acquire Deposit Securities may be limited if the creation of new Deposit Securities would cause any foreign ownership limits for the foreign securities underlying the Deposit Securities to be exceeded. If this were to happen, it is possible that a Participating Party's ability to create Shares may be adversely affected.

     Correlation Risk. The Sponsor believes that over time the correlation between each Fund's performance and that of its relevant benchmark BNY ADR Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. A Fund's return may not match the return of its relevant benchmark BNY ADR Index as a result of Fund expenses and other factors. For example, a rebalancing of a Fund's holdings may at times be necessary to reflect changes in the composition of its relevant benchmark BNY ADR Index. Rebalancing will result in transaction and other costs and could result in the realization of capital gains or losses.

     Investment Company Tax Diversification. Each Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended ("Code"), in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code could limit the ability of a Fund to meet its investment objective.


     Fluctuation of Net Asset Value and Market Value. The NAV of the Shares will fluctuate with changes in the market value of the securities held in each Fund's portfolio. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand in the secondary market. The Sponsor cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical to, the same forces influencing the prices of the Depositary Receipts of the relevant benchmark BNY ADR Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units, the Sponsor believes that large discounts or premiums to the NAV of Shares should not be sustained.


     Trading Halts. Trading in Shares on NASDAQ may be halted due to market conditions or for reasons that, in the view of NASDAQ, make trading in Shares inadvisable. In addition, trading in Shares on NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to NASDAQ "circuit breaker" rules.

     De-Listing from NASDAQ. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of Shares of any Fund will continue to be met or remain unchanged. NASDAQ may but is not required to remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, the Fund has more than 60 days remaining until termination and there are fewer than 50 Beneficial Owners of the Shares for 30 or more consecutive trading days; (2) the value of the relevant benchmark BNY ADR Index or portfolio of securities on which such Fund is based is no longer calculated or available; or (3) such other event will occur or condition exists that, in the opinion of NASDAQ, makes further dealings on NASDAQ inadvisable. In addition, NASDAQ will remove the Shares from listing and trading upon termination of a Fund.

     Termination of a Fund. The Sponsor may direct the Trustee to terminate and liquidate a Fund at any time prior to three years following the Initial Date of Deposit if the NAV of a Fund falls below $150,000,000 or if at any time three years following the Initial Date of Deposit such value is less than $350,000,000. The Trustee may also terminate a Fund upon the agreement of the Beneficial Owners of 662/3% of the Fund's outstanding Shares. The Trustee will terminate and liquidate a Fund if one of the following events occurs: (1) DTC is unwilling or unable to continue to perform its functions and a comparable replacement is unavailable; (2) NSCC no longer provides clearance services with respect to the Fund's Shares, or the Trustee is no longer a participant in NSCC; (3) the Licensor ceases publishing the Fund's relevant benchmark BNY ADR Index; (4) the License Agreement is terminated; (5) the Fund's Shares are de-listed from NASDAQ; (6) the Sponsor resigns or is unable to perform its duties and the Trustee has not appointed a successor and has not itself agreed to act as sponsor; (7) the Trustee resigns or is removed and no successor trustee is appointed; or (8) on the Mandatory Termination Date.

     Upon the termination of a Fund, the Trustee will, within a reasonable time after the termination of the Fund, sell the Fund's Securities and, after making provisions for the Fund's liabilities, distribute the proceeds to the Beneficial Owners. See "Termination of a Fund."


Risk Factors Specific to Each Fund

     Each Fund is subject to the additional risks associated with concentrating its investments in companies in the market sector that its relevant benchmark BNY ADR Index targets. Additional Fund specific risks include:

     BLDRS Asia 50 ADR Index Fund

     Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. The Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

     Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those countries defined as "emerging" or "developing" by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Because these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression due to adverse publicity, investor perceptions or the transactions of a few large investors. Traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets, making it more difficult to value their securities.

     Political Instability. Many emerging markets are in countries with histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

     BLDRS Developed Markets 100 ADR Index Fund

     Movement of Developed Markets. As increased globalization of Developed Markets occurs, Developed Markets may tend to move in tandem with the U.S. market. This would cause values of Depositary Receipts of issuers located in Developed Markets to rise and fall in tandem with securities issued by U.S. companies, and would reduce their asset allocation/diversification benefits for U.S. investors.

     Japanese Market Risk. Certain of the risks associated with international investments are heightened for investments in Japan. The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. The Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

     BLDRS Emerging Markets 50 ADR Index Fund

     Emerging Markets Risk. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Because these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression due to adverse publicity, investor perceptions or the transactions of a few large investors. Traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets, making it more difficult to value their securities.

     Political Instability. Many emerging markets are in countries with histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

     BLDRS Europe 100 ADR Index Fund

     Movement of European Markets. As increased globalization of the world's markets occurs, European Markets may tend to move in tandem with the U.S. market. This would cause values of Depositary Receipts of issuers located in Europe to rise and fall in tandem with securities issued by U.S. companies, and would reduce their asset allocation/diversification benefits for U.S. investors.

Report of Independent Auditors
--------------------------------------------------------------------------------
To the Sponsor, Trustee and the Unitholders of the BLDRS Index Funds Trust

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BLDRS Index Funds Trust (the "Trust"), comprising the BLDRS Asia 50 ADR Index Fund, the BLDRS Developed Markets 100 ADR Index Fund, the BLDRS Emerging Markets 50 ADR Index Fund, and the BLDRS Europe 100 ADR Index Fund (each a "Fund" and collectively the "Funds") as of September 30, 2003, and the related statements of operations, changes in net assets, and the financial highlights for the period from November 8, 2002 (commencement of operations) to September 30, 2003. These financial statements and financial highlights are the responsibility of the Trust's sponsor, Nasdaq Financial Products Services, Inc. (the "Sponsor"). Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the BLDRS Index Funds Trust at September 30, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the period from November 8, 2002 to September 30, 2003, in conformity with accounting principles generally accepted in the United States.


                                              Ernst & Young LLP

New York, New York
November 28, 2003

BLDRS Asia 50 ADR Index Fund of the BLDRS Index Funds Trust
Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                  September 30, 2003
                                                                 -------------------
Assets
Investment in Securities, at value (cost $2,488,750) .........       $2,887,475
Cash .........................................................           12,753
Dividends receivable .........................................           10,283
                                                                         ------
Total assets .................................................       $2,910,511
                                                                     ==========
Liabilities
Accrued liabilities ..........................................       $   15,433
Payable to Trustee ...........................................            1,028
Distribution payable .........................................              894
                                                                     ----------
Total liabilities ............................................           17,355
                                                                     ----------
NET ASSETS ...................................................       $2,893,156
                                                                     ==========
Net assets represented by:
  Paid in capital ............................................       $2,562,909
  Undistributed net investment income ........................           34,051
  Accumulated net realized loss on investments ...............         (102,529)
  Net unrealized appreciation on investments .................          398,725
                                                                     ----------
NET ASSETS ...................................................       $2,893,156
                                                                     ==========
Net asset value per BLDRS Asia 50 ADR Index Fund
  Share (comprised of $2,893,156/50,000 BLDRS Asia 50
  ADR Index Fund shares outstanding, unlimited shares
  authorized) ................................................       $    57.86
                                                                     ==========

                See accompanying notes to financial statements.

BLDRS Asia 50 ADR Index Fund of the BLDRS Index Funds Trust
Statement of Operations
--------------------------------------------------------------------------------

                                                                       For the Period
                                                                     November 8, 2002 to
                                                                     September 30, 2003
                                                                    --------------------
Investment income:
   Dividend income ..............................................        $  223,728
Expenses:
   Trustee fees .................................................            13,065
   Marketing expense ............................................            10,916
   Licensing fees ...............................................             9,214
   SEC filing fees ..............................................               653
   Legal and audit fees .........................................            29,965
   Other fees and expenses ......................................             3,690
                                                                         ----------
   Total expenses ...............................................            67,503
   Less expenses waived by the Licensor .........................            (9,214)
   Less expenses assumed by the Sponsor .........................           (19,093)
                                                                         ----------
   Net expenses .................................................            39,196
                                                                         ----------
   Net investment income ........................................           184,532
                                                                         ----------
Realized and unrealized gain (loss) on investments:
   Net realized loss on sale of investments .....................          (102,529)
   Net realized gain on in-kind redemptions .....................           665,196
   Net change in unrealized appreciation on investments .........           398,725
                                                                         ----------
   Net realized and unrealized gain on investments ..............           961,392
                                                                         ----------
   Net increase in net assets resulting from operations .........        $1,145,924
                                                                         ==========

                See accompanying notes to financial statements.

BLDRS Asia 50 ADR Index Fund of the BLDRS Index Funds Trust
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        For the Period
                                                                      November 8, 2002 to
                                                                      September 30, 2003
                                                                     --------------------
Increase (Decrease) in Net Assets
Operations:
   Net investment income .........................................      $     184,532
   Net realized gain on investment transactions ..................            562,667
   Net change in unrealized appreciation on investments ..........            398,725
                                                                        -------------
   Net increase in net assets resulting from operations ..........          1,145,924
                                                                        -------------
Distributions to Unitholders from net investment income: .........           (150,481)
Unitholder transactions:
   Proceeds from subscriptions of BLDRS Asia 50 ADR Index Fund             21,710,510
   Less redemptions of BLDRS Asia 50 ADR Index Fund ..............        (19,812,797)
                                                                        -------------
   Increase in net assets due to unitholder transactions .........          1,897,713
                                                                        -------------
Total increase ...................................................          2,893,156
Net assets:
   Beginning of period ...........................................                 --
                                                                        -------------
   End of period(a) ..............................................      $   2,893,156
                                                                        =============

---------------------------
(a)  Includes undistributed net investment income of $34,051.

                See accompanying notes to financial statements.

BLDRS Asia 50 ADR Index Fund of the BLDRS Index Funds Trust
Financial Highlights
--------------------------------------------------------------------------------

                                                                   For the Period
                                                                 November 8, 2002 to
                                                                 September 30, 2003
                                                                --------------------
Net asset value, beginning of period .....................            $    48.76
Investment operations:
   Net investment income(1) ..............................                  0.59
   Net realized and unrealized gain (loss) on investments                   8.98
                                                                      ----------
Total from investment operations .........................                  9.57
Less distributions of net investment income ..............                 (0.47)
                                                                      ----------
Net asset value, end of period ...........................                 57.86
                                                                      ==========
Total investment return ..................................                 19.73%
Ratios and Supplemental Data: ............................            $2,893,156
   Ratio of expenses to average net assets(2) ............                  0.30%**
   Ratio of net investment income to average net assets(2)                  1.42%**
   Portfolio turnover rate(3) ............................                 18.65%*


                See accompanying notes to financial statements..

---------------------------
*    Not annualized

**   Annualized

(1)  Calculated using average share method.

(2) Net of expenses waived by Licensor and net of expenses assumed by the Sponsor. If the Fund had borne all expenses, the annualized expenses to average net assets and net investment income ratios would have been 0.52% and 1.20% for the period from November 8, 2002 to September 30, 2003.

(3) Portfolio turnover excludes securities received or delivered from processing creations or redemptions of BLDRS Asia 50 ADR Index Fund shares.

BLDRS Asia 50 ADR Index Fund of the BLDRS Index Funds Trust
Notes to Financial Statements
September 30, 2003
--------------------------------------------------------------------------------

1. Organization

     BLDRS Index Funds Trust (the "Trust") is a unit investment trust consisting of four separate investment portfolios, including BLDRS Asia 50 ADR Index Fund, (the "Fund"), created under the laws of the state of New York and registered under the Investment Company Act of 1940. The Fund was created to provide investors with the opportunity to purchase units of beneficial interest in the Fund representing proportionate undivided interests in the portfolio of securities held by the Fund consisting of substantially all of the securities, in substantially the same weighting, as the component securities of The BNY Asia 50 ADR Index. Units of beneficial interest of the Fund are referred to as "Shares".

     The Fund commenced operations on November 8, 2002 upon the initial issuance of 400,000 shares of the BLDRS Asia 50 ADR Index Fund (equivalent to 8 Creation Units) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Fund. The Trustee paid the initial fees and expenses incurred in connection with the organization and offering of the Fund and its initial registration as an investment company, and such expenses were not borne by the Fund.

     Nasdaq Financial Products Services, Inc. is the Sponsor of the Trust and the Bank of New York is the Trustee.

2. Significant Accounting Policies

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation

     Portfolio securities are valued based on their last sale price. Price information on listed securities is taken from the exchange or market where the security is primarily traded. Securities for which market quotations are not readily available are valued based on fair market value as determined by the Trustee in good faith based on available information.

Investment Transactions

     Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

     The Fund declares and distributes dividends, if any, from net investment income to its unitholders, quarterly. The Fund will distribute net realized capital gains, if any, at least annually.

Federal Income Tax

     The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying the Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

     At September 30, 2003, permanent differences of $665,196 were reclassified within the components of net assets, due to the tax treatment of in-kind transactions, and resulted in a net decrease in accumulated net realized gain on investments and a corresponding increase to paid in capital. This reclassification had no effect on net assets of the Fund.

     The tax character of distributions paid during the period ended September 30, 2003 was $150,481 of ordinary income.

     At September 30, 2003, the Fund had a capital loss carryforward of $95,349, which expires in 2011.

     At September 30, 2003, the components of distributable earnings (excluding unrealized appreciation and depreciation) on a tax basis were undistributed ordinary income of $34,051.

3. Transactions with the Trustee, Licensor and Sponsor

     The Fund pays the expenses of its operations, including the fees of its Trustee and The Bank of New York (the "Licensor") for a license to use The Bank of New York's BNY Asia 50 ADR Index as a basis for determining the composition and weighting of securities held by the Fund. The Sponsor pays the annual licensing fee to the Licensor equal 6/100 of one percent (0.06%) of the average net assets of the Fund, and is reimbursed by the Fund for such payments, subject to the waiver provisions discussed below.

     In accordance with the Trust Agreement, the Trustee maintains the Fund's accounting records, acts as custodian and transfer agent to the Fund, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities, which must be delivered in exchange for the issuance of Creation Units of the Fund, and for adjusting the composition of the Fund's portfolio from time to time to conform to changes in the composition and/or weighting structure of the Index Securities of The Bank of New York's BNY Asia 50 ADR Index. For these services, the Trustee receives a fee at the following annual rates:

           Net Asset Value              Fee as a Percentage of Net
             of the Fund                 Asset Value of the Fund
------------------------------------   ---------------------------
$0 - $499,999,999*                     10/100 of 1% per annum

$500,000,000 - $2,499,999,999*         8/100 of 1% per annum

$2,500,000,000 - and above*            6/100 of 1% per annum

* The fee indicated applies to that portion of the net asset value of the Fund that falls in the size category indicated.

     The Sponsor had undertaken that on each day during the fiscal year ending September 30, 2003, and until the Sponsor terminates this undertaking, the ordinary operating expenses of the Fund as calculated by the Trustee would not be permitted to exceed an amount which is 30/100 of one percent (0.30%) per annum of the daily net asset value of the Fund. To the extent during such period that ordinary operating expenses of the Fund exceeded such 0.30% amount, the Licensor will first waive licensing fees applicable to that Fund and, if such waiver is insufficient, the Sponsor will thereafter reimburse that Fund for or assume such excess ordinary operating expenses. The Licensor and Sponsor may be repaid by the Fund for, respectively, licensing fees so waived or expenses so reimbursed or assumed, in each case to the extent that subsequently during the fiscal year expenses fell below the 0.30% per annum level on any given day. For the period ended September 30, 2003, ordinary operating expenses incurred by the Fund exceeded the 0.30% per annum level and, accordingly, the Licensor waived $9,214 of expenses. The Sponsor assumed $19,093 of expenses incurred by the Fund.

     Marketing expenses for the period ended September 30, 2003, represent expenses incurred by the Sponsor on behalf of the Fund and charged to the Fund, subject to the reimbursement provisions discussed above.

4. Fund Transactions in Shares of the BLDRS Asia 50 ADR Index Fund

     Transactions in shares of the BLDRS Asia 50 ADR Index Fund were as follows:

                                                          For the Period November 8, 2002
                                                            through September 30, 2003
                                                         ---------------------------------
                                                             Shares            Amount
                                                         -------------   -----------------
BLDRS Asia 50 ADR Index Fund shares sold .............       450,000       $  21,710,510
BLDRS Asia 50 ADR Index Fund shares redeemed .........      (400,000)       ($19,812,797)
                                                            --------       -------------
Net increase .........................................        50,000       $   1,897,713
                                                            ========       =============

     BLDRS Asia 50 ADR Index Fund Shares are issued and redeemed by the Fund only in Creation Unit size aggregations of 50,000 BLDRS Asia 50 ADR Index Fund Shares. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per BLDRS Asia 50 ADR Index Shares and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. The transaction fee in connection with creation or redemption of Creation Units through the BLDRS Asia 50 ADR Clearing Process is $10 per each security "name" in the Portfolio Deposit or Redemption Payment, rounded up to the nearest $500 per participating party per day, regardless of the number of Creation Units purchased or redeemed on such day by such participating party. An additional charge of up to three times the Transaction Fee, which fee is expressed as a percentage of the value of the Portfolio Deposit may be imposed for (i) creations and redemptions of Creation Units outside the Clearing Process; and (ii) cash creations. Transaction fees are received by the Trustee and used to offset its expense of processing orders.

     For the period November 8, 2002 to September 30, 2003, the Trustee earned $2,500 in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify its transaction fee schedule, subject to certain limitations. There were no such reductions or waivers for the period ended September 30, 2003.

5. Investment Transactions

     For the period ended September 30, 2003, the Fund had purchases and sales of investment securities of $2,441,486 and $2,441,033, respectively. This excludes securities received or delivered from processing creations or redemptions of Fund Shares. At September 30, 2003, the cost of investments for federal income tax purposes was $2,495,930. Accordingly, gross unrealized depreciation was $41,761 and gross unrealized appreciation was $433,306 resulting in net unrealized appreciation of $391,545.

6. Tax Information (Unaudited)

     For the fiscal year ended September 30, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $107,498 as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

BLDRS Asia 50 ADR Index Fund
of the BLDRS Index Funds Trust
Schedule of Investments
September 30, 2003



Depositary Receipts                                     Shares        Value
----------------------------------------------------   --------   -------------
Toyota Motor Corporation ...........................    6,086     $  362,421
NTT Docomo Inc .....................................    6,200        151,466
Honda Motor Co., Ltd ...............................    7,325        147,672
Mitsubishi Tokyo Financial Group, Inc ..............   22,064        142,092
Canon Inc ..........................................    2,707        131,885
Taiwan Semiconductor Manufacturing Co Ld* ..........   11,340        122,812
National Australia Bank Ltd ........................    1,131        117,997
Nomura Holdings ....................................    6,999        112,263
Sony Corp ..........................................    3,216        111,917
Matsushita Electrical Industrial Co., Inc ..........    8,723        104,327
Nissan Motor Co Ltd ................................    4,729        102,713
BHP Billiton Ltd ...................................    6,980         98,976
Nippon Telegraph and Telephone Corporation .........    3,953         89,495
The News Corporation Ltd ...........................    2,798         76,357
Westpac Banking Corp ...............................    1,331         73,764
Australia and New Zealand Banking Group ............    1,144         69,612
Hitachi Ltd. .......................................    1,189         65,264
Fuji Photo Film Co Ltd .............................    1,818         53,086
NEC Corp ...........................................    6,226         46,757
The News Corporation Ltd. ..........................    1,397         45,822
United Microelectronics Corp* ......................    9,075         40,928
China Mobile HK Ltd ................................    3,101         40,406
Mitsui and Company Ltd .............................      280         38,920
Kyocera Corp .......................................      628         37,266
Kookmin Bank .......................................    1,115         36,684
SK Telecom Co Ltd ..................................    2,013         35,912
Infosys Technologies Ltd ...........................      461         31,381
Sanyo Electric Co Ltd ..............................    1,408         29,920
Kirin Brewery Co Ltd ...............................    3,718         29,112
TDK Corp ...........................................      470         27,918
Telstra Corp Ltd ...................................    1,690         27,294
Coles Myer Ltd. ....................................      570         23,171
Petrochina Co ......................................      661         22,177
KT Corp ............................................    1,071         21,345
Advantest Corp .....................................    1,187         19,704
Amcor Ltd ..........................................      797         19,001

BLDRS Asia 50 ADR Index Fund
of the BLDRS Index Funds Trust
Schedule of Investments
September 30, 2003 (continued)



Depositary Receipts                              Shares        Value
---------------------------------------------   --------   -------------
Telecom Corp of New Zealand .................     670      $   16,362
Kubota Corp .................................     928          15,962
Pioneer Corp ................................     591          14,775
Alumina Ltd .................................   1,060          14,628
CNOOC Ltd ...................................     416          14,298
AU Optronics Corp* ..........................   1,119          14,278
Nidec Corp ..................................     165          13,654
WMC Resources Ltd* ..........................   1,060          12,667
Korea Electric Power Corp ...................   1,203          12,656
P T Telekomunikasi Indonesia Tbk ............     866          11,804
China Petroleum and Chemical Corp ...........     369          10,103
POSCO .......................................     341           9,753
Chunghwa Telecom Co. Ltd ....................     674           9,443
CSK Corp ....................................     271           9,255
                                                           ----------
Total Investments (Cost $2,488,750) .........              $2,887,475
                                                           ==========



*  Designated as non-income producing.


                See accompanying notes to financial statements.

BLDRS Developed Markets 100 ADR Index Fund
of the BLDRS Index Funds Trust
Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                  September 30, 2003
                                                                 -------------------
Assets
Investment in Securities, at value (cost $4,552,586) .........       $5,031,567
Cash .........................................................           21,575
Dividends receivable .........................................           18,578
                                                                     ----------
Total assets .................................................       $5,071,720
                                                                     ==========
Liabilities
Accrued liabilities ..........................................       $   12,226
Payable to Trustee ...........................................              421
Distribution payable .........................................           24,850
                                                                     ----------
Total liabilities ............................................           37,497
                                                                     ----------
NET ASSETS ...................................................       $5,034,223
                                                                     ==========
Net assets represented by:
  Paid in capital ............................................       $4,583,701
  Undistributed net investment income ........................           27,244
  Accumulated net realized loss on investments ...............          (55,703)
  Net unrealized appreciation on investments .................          478,981
                                                                     ----------
NET ASSETS ...................................................       $5,034,223
                                                                     ==========
Net asset value per BLDRS Developed Markets 100 ADR
  Index Fund Share (comprised of $5,034,223/100,000
  BLDRS Developed Markets 100 ADR Index Fund shares
  outstanding, unlimited shares authorized) ..................       $    50.34
                                                                     ==========

                See accompanying notes to financial statements.

BLDRS Developed Markets 100 ADR Index Fund
of the BLDRS Index Funds Trust
Statement of Operations
--------------------------------------------------------------------------------

                                                                       For the Period
                                                                     November 8, 2002 to
                                                                     September 30, 2003
                                                                    --------------------
Investment income:
   Dividend income ..............................................        $  344,013
Expenses:
   Trustee fees .................................................            12,359
   Marketing expense ............................................            10,915
   Licensing fees ...............................................             8,706
   SEC filing fees ..............................................             1,000
   Legal and audit fees .........................................            29,965
   Other fees and expenses ......................................             5,640
                                                                         ----------
   Total expenses ...............................................            68,585
   Less expenses waived by the Licensor .........................            (8,706)
   Less expenses assumed by the Sponsor .........................           (22,803)
                                                                         ----------
   Net expenses .................................................            37,076
                                                                         ----------
   Net investment income ........................................           306,937
                                                                         ----------
Realized and unrealized gain (loss) on investments:
   Net realized loss on sale of investments .....................           (55,703)
   Net realized gain on in-kind redemptions .....................           396,946
   Net change in unrealized appreciation on investments .........           478,981
                                                                         ----------
   Net realized and unrealized gain on investments ..............           820,224
                                                                         ----------
   Net increase in net assets resulting from operations .........        $1,127,161
                                                                         ==========

                See accompanying notes to financial statements.

BLDRS Developed Markets 100 ADR Index Fund
of the BLDRS Index Funds Trust
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        For the Period
                                                                      November 8, 2002 to
                                                                      September 30, 2003
                                                                     --------------------
Increase (Decrease) in Net Assets
Operations:
   Net investment income .........................................      $     306,937
   Net realized gain on investment transactions ..................            341,243
   Net change in unrealized appreciation on investments ..........            478,981
                                                                        -------------
   Net increase in net assets resulting from operations ..........          1,127,161
                                                                        -------------
Distributions to Unitholders from net investment income: .........           (279,693)
Unitholder transactions:
   Proceeds from subscriptions of BLDRS Developed Markets 100
     ADR Index Fund ..............................................         18,019,692
   Less redemptions of BLDRS Developed Markets 100 ADR Index
     Fund ........................................................        (13,832,937)
                                                                        -------------
   Increase in net assets due to unitholder transactions .........          4,186,755
                                                                        -------------
Total increase ...................................................          5,034,223
Net assets:
   Beginning of period ...........................................                 --
                                                                        -------------
   End of period(a) ..............................................      $   5,034,223
                                                                        =============

---------------------------
(a)  Includes undistributed net investment income of $27,244.


                See accompanying notes to financial statements.

BLDRS Developed Markets 100 ADR Index Fund
of the BLDRS Index Funds Trust
Financial Highlights
--------------------------------------------------------------------------------

                                                                          For the Period
                                                                        November 8, 2002 to
                                                                        September 30, 2003
                                                                       --------------------
Net asset value, beginning of period ...........................            $    45.05
Investment operations:
   Net investment income(1) ....................................                  0.99
   Net realized and unrealized gain (loss) on investments ......                  5.28
                                                                            ----------
Total from investment operations ...............................                  6.27
Less distributions of net investment income ....................                 (0.98)
                                                                            ----------
Net asset value, end of period .................................                 50.34
                                                                            ==========
Total investment return ........................................                 13.50%
Ratios and Supplemental Data:
   Net assets, end of period ...................................            $5,034,223
   Ratio of expenses to average net assets(2) ..................                  0.30%**
   Ratio of net investment income to average net assets(2) .....                  2.49%**
   Portfolio turnover rate(3) ..................................                  9.45%*

                See accompanying notes to financial statements.

---------------------------
*    Not annualized

**   Annualized

(1)  Calculated using average share method.

(2) Net of expenses waived by Licensor and net of expenses assumed by the Sponsor. If the Fund had borne all expenses, the annualized expenses to average net assets and net investment income ratios would have been 0.56% and 2.23% for the period from November 8, 2002 to September 30, 2003.

(3) Portfolio turnover excludes securities received or delivered from processing creations or redemptions of BLDRS Developed Markets 100 ADR Index Fund shares.

BLDRS Developed Markets 100 ADR Index Fund
of the BLDRS Index Funds Trust
Notes to Financial Statements
September 30, 2003
--------------------------------------------------------------------------------

1. Organization

     BLDRS Index Funds Trust (the "Trust") is a unit investment trust consisting of four separate investment portfolios, including BLDRS Developed Markets 100 ADR Index Fund, (the "Fund"), created under the laws of the state of New York and registered under the Investment Company Act of 1940. The Fund was created to provide investors with the opportunity to purchase units of beneficial interest in the Fund representing proportionate undivided interests in the portfolio of securities held by the Fund consisting of substantially all of the securities, in substantially the same weighting, as the component securities of The BNY Developed Markets 100 ADR Index. Units of beneficial interest of the Fund are referred to as "Shares".

     The Fund commenced operations on November 8, 2002 upon the initial issuance of 400,000 Shares of the BLDRS Developed Markets 100 ADR Index Fund (equivalent to 8 Creation Units) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Fund. The Trustee paid the initial fees and expenses incurred in connection with the organization and offering of the Fund and its initial registration as an investment company, and such expenses were not borne by the Fund.

     Nasdaq Financial Products Services, Inc. is the Sponsor of the Trust and The Bank of New York is the Trustee.

2. Significant Accounting Policies

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation

     Portfolio securities are valued based on their last sale price. Price information on listed securities is taken from the exchange or market where the security is primarily traded. Securities for which market quotations are not readily available are valued based on fair market value as determined by the Trustee in good faith based on available information.

Investment Transactions

     Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

     The Fund declares and distributes dividends, if any, from net investment income to its unitholders, quarterly. The Fund will distribute net realized capital gains, if any, at least annually.

Federal Income Tax

     The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying the Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

     At September 30, 2003, permanent differences of $396,946 were reclassified within the components of net assets, due to the tax treatment of in-kind transactions and resulted in a net decrease in accumulated net realized gain on investments and a corresponding increase to paid in capital. This reclassification had no effect on net assets of the Fund.

     The tax character of distributions paid during the period ended September 30, 2003 was $279,693 of ordinary income.

     At September 30, 2003, the Fund had a capital loss carryforward of $54,913, which expires in 2011.

     At September 30, 2003, the components of distributable earnings (excluding unrealized appreciation and depreciation) on a tax basis were undistributed ordinary income of $27,244.

3. Transactions with the Trustee, Licensor and Sponsors

     The Fund pays the expenses of its operations, including the fees of its Trustee and The Bank of New York (the Licensor) for a license to use The Bank of New York's BNY Developed Markets 100 ADR Index as a basis for determining the composition and weighting of securities held by the Fund. The Sponsor pays the annual licensing fee to the Licensor equal 6/100 of one percent (0.06%) of the average net assets of the Fund, and is reimbursed by the Fund for such payments, subject to the waiver provisions discussed below.

     In accordance with the Trust Agreement, the Trustee maintains the Fund's accounting records, acts as custodian and transfer agent to the Fund, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities, which must be delivered in exchange for the issuance of Creation Units of the Fund, and for adjusting the composition of the Fund's portfolio from time to time to conform to changes in the composition and/or weighting structure of the Index Securities of The Bank of New York's BNY Developed Markets 100 ADR Index. For these services, the Trustee receives a fee at the following annual rates:

           Net Asset Value              Fee as a Percentage of Net
             of the Fund                 Asset Value of the Fund
------------------------------------   ---------------------------
$0 - $499,999,999*                     10/100 of 1% per annum

$500,000,000 - $2,499,999,999*         8/100 of 1% per annum

$2,500,000,000 - and above*            6/100 of 1% per annum

* The fee indicated applies to that portion of the net asset value of the Fund that falls in the size category indicated.

     The Sponsor had undertaken that on each day during each fiscal year ending September 30, 2003, and until the Sponsor terminates this undertaking, the ordinary operating expenses of the Fund as calculated by the Trustee would not be permitted to exceed an amount which is 30/100 of one percent (0.30%) per annum of the daily net asset value of the Fund. To the extent during such period that ordinary operating expenses of the Fund exceeded such 0.30% amount, the Licensor will first waive licensing fees applicable to that Fund and, if such waiver is insufficient, the Sponsor will thereafter reimburse that Fund for or assume such excess ordinary operating expenses. The Licensor and Sponsor may be repaid by the Fund for, respectively, licensing fees so waived or expenses so reimbursed or assumed, in each case to the extent that subsequently during the fiscal year expenses fell below the 0.30% per annum level on any given day. For the period ended September 30, 2003, ordinary operating expenses incurred by the Fund exceeded the 0.30% per annum level and, accordingly, the Licensor waived $8,706 of expenses. The Sponsor assumed $22,803 of expenses incurred by the Fund.

     Marketing expenses for the period ended September 30, 2003, represent expenses incurred by the Sponsor on behalf of the Fund and charged to the Fund, subject to the reimbursement provisions discussed above.

4. Fund Transactions in Shares of the BLDRS Developed Markets 100 ADR Index Fund

     Transactions in shares of the BLDRS Developed Markets 100 ADR Index Fund were as follows:

                                                                 For the Period November 8, 2002
                                                                   through September 30, 2003
                                                                 -------------------------------
                                                                     Shares          Amount
                                                                 ------------- -----------------
BLDRS Developed Markets 100 ADR Index Fund shares sold .........     400,000     $  18,019,692
BLDRS Developed Markets 100 ADR Index Fund shares redeemed .....    (300,000)     ($13,832,937)
                                                                    --------     -------------
Net increase ...................................................     100,000     $   4,186,755
                                                                    ========     =============

     BLDRS Developed Markets 100 ADR Index Fund Shares are issued and redeemed by the Fund only in Creation Unit size aggregations of 50,000 BLDRS Developed Markets 100 ADR Index Fund Shares. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per BLDRS Developed Markets 100 ADR Index Fund shares and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. An additional charge of up to three times the Transaction Fee, which fee is expressed as a percentage of the value of the Portfolio Deposit may be imposed for (i) creations and redemptions of Creation Units outside the Clearing Process; and
(ii) cash creations. Transaction fees are received by the Trustee and used to offset its expense of processing orders.

     For the period November 8, 2002 to September 30, 2003, the Trustee earned $2,500 in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify its transaction fee schedule, subject to certain limitations. There were no such reductions or waivers for the period ended September 30, 2003.

5. Investment Transactions

     For the period ended September 30, 2003, the Fund had purchases and sales of investment securities of $1,208,640 and $1,208,172, respectively. This excludes securities received or delivered from processing creations or redemptions of Fund Shares. At September 30, 2003, the cost of investments for federal income tax purposes was $4,553,376. Accordingly, gross unrealized depreciation was $144,331 and gross unrealized appreciation was $622,522, resulting in net unrealized appreciation of $478,191.

6. Tax Information (Unaudited)

     For the fiscal year ended September 30, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $250,513 as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

BLDRS Developed Markets 100 ADR Index Fund of the BLDRS Index Funds Trust
Schedule of Investments
September 30, 2003



Depositary Receipts                                  Shares        Value
-------------------------------------------------   --------   -------------
BP plc ..........................................    6,123     $  257,778
HSBC Holdings PLC ...............................    3,605        237,930
Vodafone Group PLC ..............................   11,326        229,352
GlaxoSmithKline Plc .............................    4,963        210,431
Total S.A. ......................................    2,251        170,626
Novartis AG .....................................    4,212        163,594
Toyota Motor Corporation ........................    2,691        160,249
Royal Dutch Petroleum Co. .......................    3,489        154,214
Nokia Corporation ...............................    7,958        124,145
AstraZeneca PLC .................................    2,705        117,397
The Shell Transport and Trading Co Plc ..........    2,678        101,121
Telefonica SA ...................................    2,594         91,957
Barclays PLC ....................................    2,730         84,630
Siemens AG ......................................    1,381         82,045
Santander Central Hispano SA ....................    7,925         67,442
NTT Docomo Inc ..................................    2,741         66,963
Honda Motor Co Ltd ..............................    3,239         65,298
ENI SPA .........................................      852         65,204
Lloyds TSB Group PLC ............................    2,320         64,148
Credit Suisse Group .............................    1,978         63,237
Mitsubishi Tokyo Financial Group Inc ............    9,756         62,829
Aventis .........................................    1,149         60,093
Canon Inc. ......................................    1,197         58,318
Deutsche Telekom AG .............................    3,993         57,659
Diageo Plc ......................................    1,291         56,998
Unilever NV .....................................      950         56,221
ING Group NV ....................................    3,002         55,537
Banco Bilbao Vizcaya Argentaria S.A. ............    5,312         54,926
E.ON AG .........................................    1,084         52,899
National Australia Bank Ltd .....................      500         52,165
Nomura Holdings Inc. ............................    3,095         49,644
Sony Corporation ................................    1,422         49,486
Koninklijke Philips Electronics NV* .............    2,121         48,613
Allianz Aktiengesellschaft ......................    5,409         47,816
ABN AMRO Holding N.V. ...........................    2,508         46,323
Matsushita Elecrical Industrial Co., Inc ........    3,857         46,130

BLDRS Developed Markets 100 ADR Index Fund of the BLDRS Index Funds Trust
Schedule of Investments
September 30, 2003 (continued)



Depositary Receipts                                Shares        Value
-----------------------------------------------   --------   -------------
Nissan Motor Co Ltd ...........................   2,091      $   45,417
Anglo American Plc ............................   2,439          44,268
BHP Billiton Ltd ..............................   3,087          43,774
BT Group plc ..................................   1,441          43,662
Unilever PLC ..................................   1,210          41,914
SAP AG ........................................   1,370          41,662
BASF Aktiengesellschaft .......................     950          41,572
Nippon Telegraph & Telephone Corporation ......   1,748          39,575
AXA ...........................................   2,314          39,315
Rio Tinto PLC .................................     443          38,873
Ericsson LM Telephone Company* ................   2,572          37,757
Telecom Italia SPA* ...........................   1,511          37,548
Sanofi-Synthelabo .............................   1,219          36,838
France Telecom ................................   1,524          35,418
The News Corporaton Ltd (PDS) .................   1,237          33,758
National Grid Transco PLC .....................   1,023          33,421
Westpac Banking Corp ..........................     588          32,587
Groupe Danone .................................   1,056          32,229
Vivendi Universal* ............................   1,779          31,595
Australia and New Zealand Banking Group .......     506          30,790
Hitachi Ltd ...................................     526          28,872
British American Tobacco PLC ..................   1,270          27,508
BHP Billiton PLC ..............................   2,051          27,176
Aegon NV  .....................................   2,196          25,693
Repsol YPF SA .................................   1,554          25,594
BG Group PLC ..................................   1,173          25,208
Suez ..........................................   1,550          24,645
Endesa SA .....................................   1,584          24,631
Bayer AG ......................................   1,139          24,568
Fuji Photo Film Co. Ltd .......................     804          23,477
STMicroelectronics N.V ........................     964          23,184
Prudential PLC ................................   1,665          23,060
ALCATEL .......................................   1,894          22,406
Cadbury Schweppes PLC .........................     854          21,427
Royal KPN N.V.* ...............................   2,840          21,300
Allied Irish Banks PLC ........................     713          21,140

BLDRS Developed Markets 100 ADR Index Fund of the BLDRS Index Funds Trust
Schedule of Investments
September 30, 2003 (continued)



Depositary Receipts                             Shares        Value
--------------------------------------------   --------   -------------
British Sky Broadcasting Group PLC .........     513      $   21,136
NEC Corp ...................................   2,753          20,675
The News Corporation Ltd ...................     618          20,270
Imperial Tobacco Group PLC .................     606          20,010
Enel SpA ...................................     640          19,904
Sanpaolo IMI S.p.A. ........................     996          19,870
Bank of Ireland ............................     382          18,615
Scottish Power PLC .........................     771          18,273
Lafarge ....................................   1,111          18,165
Mitsui and Company Ltd .....................     124          17,236
Reed Elsevier PLC ..........................     526          16,622
WPP Group PLC ..............................     393          16,592
Kyocera Corp. ..............................     278          16,496
CRH PLC ....................................     871          15,931
Portugal Telecom SGPS SA ...................   1,881          14,803
Koninklijke Ahold NV .......................   1,547          14,758
UPM-Kymmene Corporation ....................     870          14,642
Akzo Nobel NV ..............................     452          14,170
mmO2 Plc.* .................................   1,441          13,603
Novo Nordisk A/S ...........................     365          13,464
Sanyo Electric Co. Ltd. ....................     622          13,218
Stora Enso OYJ .............................   1,065          13,036
Norsk Hydro ASA ............................     249          12,788
Pearson Plc ................................   1,332          12,747
Reed Elsevier NV ...........................     547          12,461
Schering Aktiengesellschaft ................     285          12,383
TDK Corp ...................................     208          12,355
Telstra Corp Ltd ...........................     747          12,064
                                                          ----------
Total Cost ($4,552,586) ....................              $5,031,567
                                                          ==========



*  Designated as non-income producing.


                See accompanying notes to financial statements.

BLDRS Emerging Markets 50 ADR Index Fund
of the BLDRS Index Funds Trust
Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                  September 30, 2003
                                                                 -------------------
Assets
Investment in Securities, at value (cost $5,527,025) .........       $6,371,364
Cash .........................................................            20,782
Dividends receivable .........................................            18,206
                                                                     -----------
Total assets .................................................       $ 6,410,352
                                                                     ===========
Liabilities
Accrued liabilities ..........................................       $    16,499
Payable to Trustee ...........................................             1,661
Distribution payable .........................................            18,677
                                                                     -----------
Total liabilities ............................................            36,837
                                                                     -----------
NET ASSETS ...................................................       $ 6,373,515
                                                                     ===========
Net assets represented by:
  Paid in capital ............................................       $ 5,409,667
  Undistributed net investment income ........................            16,668
  Accumulated net realized gain on investments ...............           102,841
  Net unrealized appreciation on investments .................           844,339
                                                                     -----------
NET ASSETS ...................................................       $ 6,373,515
                                                                     -----------
Net asset value per BLDRS Emerging Markets 50 ADR
  Index Fund Share (comprised of $6,373,515/100,000
  BLDRS Emerging Markets 50 ADR Index shares
  outstanding, unlimited shares authorized) ..................       $     63.74
                                                                     ===========

                See accompanying notes to financial statements.

BLDRS Emerging Markets 50 ADR Index Fund
of the BLDRS Index Funds Trust
Statement of Operations
--------------------------------------------------------------------------------

                                                                       For the Period
                                                                     November 8, 2002 to
                                                                     September 30, 2003
                                                                    --------------------
Investment income:
   Dividend income ..............................................        $  321,401
Expenses:
   Trustee fees .................................................            14,140
   Marketing expense ............................................            10,916
   Licensing fees ...............................................             9,950
   SEC filing fees ..............................................             2,054
   Legal and audit fees .........................................            29,965
   Other fees and expenses ......................................             3,628
                                                                         ----------
   Total expenses ...............................................            70,653
   Less expenses waived by the Licensor .........................            (9,950)
   Less expenses assumed by the Sponsor .........................           (18,282)
                                                                         ----------
   Net expenses .................................................            42,421
                                                                         ----------
   Net investment income ........................................           278,980
                                                                         ----------
Realized and unrealized gain (loss) on investments:
   Net realized gain on sale of investments .....................           102,841
   Net realized gain on in-kind redemptions .....................         1,487,856
   Net change in unrealized appreciation on investments .........           844,339
                                                                         ----------
   Net realized and unrealized gain on investments ..............         2,435,036
                                                                         ----------
   Net increase in net assets resulting from operations .........        $2,714,016
                                                                         ==========

                See accompanying notes to financial statements.

BLDRS Emerging Markets 50 ADR Index Fund of the BLDRS Index Funds Trust
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                        For the Period
                                                                      November 8, 2002 to
                                                                      September 30, 2003
                                                                     --------------------
Increase (Decrease) in Net Assets
Operations:
   Net investment income .........................................      $     278,980
   Net realized gain on investment transactions ..................          1,590,697
   Net change in unrealized appreciation on investments ..........            844,339
                                                                        -------------
   Net increase in net assets resulting from operations ..........          2,714,016
                                                                        -------------
Distributions to Unitholders from net investment income: .........           (262,312)
Unitholder transactions:
   Proceeds from subscriptions of BLDRS Emerging Markets 50
     ADR Index Fund ..............................................         20,221,877
   Less redemptions of BLDRS Emerging Markets 50 ADR Index
     Fund ........................................................        (16,300,066)
                                                                        -------------
   Increase in net assets due to unitholder transactions .........          3,921,811
                                                                        -------------
Total increase ...................................................          6,375,515
Net assets:
   Beginning of period ...........................................                 --
                                                                        -------------
   End of period(a) ..............................................      $   6,373,515
                                                                        =============

---------------------------
(a)  Includes undistributed net investment income of $16,668.


                See accompanying notes to financial statements.

BLDRS Emerging Markets 50 ADR Index Fund
of the BLDRS Index Funds Trust
Financial Highlights
--------------------------------------------------------------------------------

                                                                          For the Period
                                                                        November 8, 2002 to
                                                                        September 30, 2003
                                                                       --------------------
Net asset value, beginning of period ...........................            $    50.55
Investment operations:
   Net investment income(1) ....................................                  0.90
   Net realized and unrealized gain (loss) on investments ......                 13.21
                                                                            ----------
Total from investment operations ...............................                 14.11
Less distributions of net income ...............................                 (0.92)
                                                                            ----------
Net asset value, end of period .................................                 63.74
                                                                            ==========
Total investment return ........................................                 27.76%
Ratios and Supplemental Data:
   Net assets, end of period ...................................            $6,373,515
   Ratio of expenses to average net assets(2) ..................                  0.30%**
   Ratio of net investment income to average net assets(2) .....                  1.98%**
   Portfolio turnover rate(3) ..................................                 16.21%*


                See accompanying notes to financial statements.

---------------------------
*    Not annualized

**   Annualized

(1)  Calculated using average share method.

(2) Net of expenses waived by Licensor and net of expenses assumed by the Sponsor. If the Fund had borne all expenses, the annualized expenses to average net assets and net investment income ratios would have been 0.50% and 1.78% for the period from November 8, 2002 to September 30, 2003.

(3) Portfolio turnover excludes securities received or delivered from processing creations or redemptions of BLDRS Emerging Markets 50 ADR Index Fund shares.

BLDRS Emerging Markets 50 ADR Index Fund
of the BLDRS Index Funds Trust
Notes to Financial Statements
September 30, 2003
--------------------------------------------------------------------------------

1. Organization

     BLDRS Index Funds Trust (the "Trust") is a unit investment trust consisting of four separate investment portfolios, including BLDRS Emerging Markets 50 ADR Index Fund, (the "Fund"), created under the laws of the state of New York and registered under the Investment Company Act of 1940. The Fund was created to provide investors with the opportunity to purchase units of beneficial interest in the Fund representing proportionate undivided interests in the portfolio of securities held by the Fund consisting of substantially all of the securities, in substantially the same weighting, as the component securities of The BNY Emerging Markets 50 ADR Index. Units of beneficial interest of the Fund are referred to as "Shares".

     The Fund commenced operations on November 8, 2002 upon the initial issuance of 400,000 shares of the BLDRS Asia 50 ADR Index Fund (equivalent to 8 Creation Units) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Fund. The Trustee paid the initial fees and expenses incurred in connection with the organization and offering of the Fund and its initial registration as an investment company, and such expenses were not borne by the Fund.

     Nasdaq Financial Products Services, Inc. is the Sponsor of the Trust and the Bank of New York is the Trustee.

2. Significant Accounting Policies

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation

     Portfolio securities are valued based on their last sale price. Price information on listed securities is taken from the exchange or market where the security is primarily traded. Securities for which market quotations are not readily available are valued based on fair market value as determined by the Trustee in good faith based on available information.

Investment Transactions

     Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

     The Fund declares and distributes dividends, if any, from net investment income to its unitholders, quarterly. The Fund will distribute net realized capital gains, if any, at least annually.

Federal Income Tax

     The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying the Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

     At September 30, 2003, permanent differences of $1,487,856 were reclassified within the components of net assets, due to the tax treatment of in-kind transactions, and resulted in a net decrease in accumulated net realized gain on investments and a corresponding increase to paid in capital. This reclassification had no effect on net assets of the Fund.

     The tax character of distributions paid during the period ended September 30, 2003 was $262,312 of ordinary income.

     At September 30, 2003, the components of distributable earnings (excluding unrealized appreciation and depreciation) on a tax basis were undistributed ordinary income of $120,705.

3. Transactions with the Trustee, Licensor and Sponsor

     The Fund pays the expenses of its operations, including the fees of its Trustee and The Bank of New York (the "Licensor") for a license to use The Bank of New York's BNY Emerging Markets 50 ADR Index as a basis for determining the composition and weighting of securities held by the Fund.

The Sponsor pays the annual licensing fee to the Licensor equal 6/100 of one percent (0.06%) of the average net assets of the Fund, and is reimbursed by the Fund for such payments, subject to the waiver provisions discussed below.

     In accordance with the Trust Agreement, the Trustee maintains the Fund's accounting records, acts as custodian and transfer agent to the Fund, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities, which must be delivered in exchange for the issuance of Creation Units of the Fund, and for adjusting the composition of the Fund's portfolio from time to time to conform to changes in the composition and/or weighting structure of the Index Securities of The Bank of New York's BNY Emerging Markets 50 ADR Index. For these services, the Trustee receives a fee at the following annual rates:

           Net Asset Value              Fee as a Percentage of Net
             of the Fund                 Asset Value of the Fund
------------------------------------   ---------------------------
$0 - $499,999,999*                     10/100 of 1% per annum
$500,000,000 - $2,499,999,999*         8/100 of 1% per annum
$2,500,000,000 - and above*            6/100 of 1% per annum

* The fee indicated applies to that portion of the net asset value of the Fund that falls in the size category indicated.

     The Sponsor had undertaken that on each day during the fiscal year ending September 30, 2003, and until the Sponsor terminates this undertaking, the ordinary operating expenses of the Fund as calculated by the Trustee would not be permitted to exceed an amount which is 30/100 of one percent (0.30%) per annum of the daily net asset value of the Fund. To the extent during such period that ordinary operating expenses of the Fund exceeded such 0.30% amount, the Licensor will first waive licensing fees applicable to that Fund and, if such waiver is insufficient, the Sponsor will thereafter reimburse that Fund for or assume such excess ordinary operating expenses. The Licensor and Sponsor may be repaid by the Fund for, respectively, licensing fees so waived or expenses so reimbursed or assumed, in each case to the extent that subsequently during the fiscal year expenses fell below the 0.30% per annum level on any given day. For the period ended September 30, 2003, ordinary operating expenses incurred by the Fund exceeded the 0.30% per annum level and, accordingly, the Licensor waived $9,950 of expenses. The Sponsor assumed $18,282 of expenses incurred by the Fund.

     Marketing expenses for the period ended September 30, 2003, represent expenses incurred by the Sponsor on behalf of the Fund and charged to the Fund, subject to the reimbursement provisions discussed above.

4. Fund Transactions in Shares of the BLDRS Emerging Markets 50 ADR Index Fund

     Transactions in shares of the BLDRS Emerging Markets 50 ADR Index Fund were as follows:

                                                               For the Period November 8, 2002
                                                                 through September 30, 2003
                                                               -------------------------------
                                                                   Shares          Amount
                                                               ------------- -----------------
BLDRS Emerging Markets 50 ADR Index Fund shares sold .........     400,000     $  20,221,877
BLDRS Emerging Markets 50 ADR Index Fund shares redeemed .....    (300,000)     ($16,300,066)
                                                                  --------     -------------
Net increase .................................................     100,000     $   3,921,811
                                                                  ========     =============

     BLDRS Emerging Markets 50 ADR Index Fund Shares are issued and redeemed by the Fund only in Creation Unit size aggregations of 50,000 BLDRS Emerging Markets 50 ADR Index Fund Shares. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per BLDRS Emerging Markets 50 ADR Index Fund Shares and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. The transaction fee in connection with creation or redemption of Creation Units through the BLDRS Emerging Markets 50 ADR Clearing Process is $10 per each security "name" in the Portfolio Deposit or Redemption Payment, rounded up to the nearest $500 per participating party per day, regardless of the number of Creation Units purchased or redeemed on such day by such participating party. An additional charge of up to three times the Transaction Fee, which fee is expressed as a percentage of the value of the Portfolio Deposit may be imposed for (i) creations and redemptions of Creation Units outside the Clearing Process; and
(ii) cash creations. Transaction fees are received by the Trustee and used to offset its expense of processing orders.

     For the period November 8, 2002 to September 30, 2003, the Trustee earned $2,000 in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify its transaction fee schedule, subject to certain limitations. There were no such reductions or waivers for the period ended September 30, 2003.

5. Investment Transactions

     For the period ended September 30, 2003, the Fund had purchases and sales of investment securities of $2,371,475 and $2,370,289, respectively. This excludes securities received or delivered from processing creations or redemptions of Fund shares. At September 30, 2003, the cost of investments for federal income tax purposes was $5,528,221. Accordingly, gross unrealized depreciation was $361,711 and gross unrealized appreciation was $1,204,854, resulting in net unrealized appreciation of $843,143.

6. Tax Information (Unaudited)

     For the fiscal year ended September 30, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $196,172 as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

BLDRS Emerging Markets 50 ADR Index Fund of the BLDRS Index Funds Trust
Schedule of Investments
September 30, 2003



Depository Receipts                                     Shares        Value
----------------------------------------------------   --------   -------------
Taiwan Semiconductor Manufacturing Co Ld* ..........   76,338     $  826,741
Teva Pharmaceutical Industries, Ltd. ...............    6,193        353,930
United Microelectronics Corporation* ...............   61,090        275,516
China Mobile HK Ltd ................................   20,876        272,014
Telefonos De Mexico SA de CV .......................    8,740        267,006
Kookmin Bank .......................................    7,505        246,915
SK Telecom Co Ltd ..................................   13,549        241,714
America Movil SA de CV .............................    9,274        214,322
Infosys Technologies Ltd ...........................    3,106        211,432
Petroleo Brasileiro SA (PDS) .......................    9,784        207,910
Sasol Ltd ..........................................   14,309        172,423
Petroleo Brasileiro SA .............................    7,109        163,010
Cemex SA de CV .....................................    6,071        151,472
Petrochina Co ......................................    4,449        149,264
KT Corporation .....................................    7,208        143,656
Companhia Vale Do Rio Doce (PDS) ...................    3,506        129,372
Companhia de Bebidas das Americas ..................    5,769        124,899
Gold Fields Ltd ....................................    8,422        119,340
Companhia Vale Do Rio Doce .........................    2,593        105,846
Grupo Televisa SA* .................................    2,841        103,953
Anglogold Ltd ......................................    2,639         99,490
Banco Itau Holding Financiera SA ...................    2,673         96,763
CNOOC Ltd ..........................................    2,802         96,305
AU Optronics Corp* .................................    7,531         96,096
Tele Norte Leste Participacoes SA ..................    6,476         90,276
Korea Electric Power Corp. .........................    8,098         85,191
Banco Bradesco SA ..................................    3,982         80,317
P T Telekomunikasi Indonesia Tbk ...................    5,829         79,450
Sappi Ltd ..........................................    5,527         74,615
Harmony Gold Mining Company Ltd ....................    4,913         71,189
China Petroleum and Chemical Corp ..................    2,484         68,011
POSCO ..............................................    2,297         65,694
Chunghwa Telecom Co Ltd ............................    4,538         63,577
Icici Bank Ltd .....................................    5,998         63,339
Compania De Minas Buenaventura SA ..................    1,537         60,834
China Unicom Ltd ...................................    7,156         59,324

BLDRS Emerging Markets 50 ADR Index Fund of the BLDRS Index Funds Trust
Schedule of Investments
September 30, 2003 (continued)



Depository Receipts                                     Shares        Value
----------------------------------------------------   --------   -------------
Fomento Economico Mexicano SA ......................    1,376     $   52,494
Advanced Semiconductor Engineering Inc* ............   13,589         52,453
Huaneng Power International Inc ....................      949         51,910
China Telecom Corporation Limited ..................    2,031         51,810
Satyam Computer Services Ltd .......................    3,979         51,330
HDFC Bank Ltd ......................................    2,368         50,911
Embraer-Empresas Brasileira de Aeronautica .........    2,290         48,318
Mobile Telesystems OJSC ............................      618         45,453
Brasil Telecom Participacoes SA ....................    1,127         43,164
Vimpel Communications* .............................      687         41,811
Magyar Tavkozlesi RT ...............................    2,153         40,240
Compania De Telecomunicaciones De Chile ............    3,116         39,729
Unibanco-Uniao de Bancos Brasileiros ...............    1,793         35,501
Dr Reddys Laboritories Ltd .........................    1,494         35,034
                                                                  ----------
Total Ending Cost ($5,527,025) .....................              $6,371,364
                                                                  ==========



*  Designated as non-income producing.


                See accompanying notes to financial statements.

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                  September 30, 2003
                                                                 -------------------
Assets
Investment in Securities, at value (cost $2,284,239) .........       $2,484,396
Cash .........................................................           12,398
Dividends receivable .........................................            9,679
Receivable from security sold ................................              553
                                                                         ------
Total assets .................................................       $2,507,026
                                                                     ==========
Liabilities
Accrued liabilities ..........................................       $    9,150
Distribution payable .........................................           13,333
                                                                     ----------
Total liabilities ............................................           22,483
                                                                     ----------
Net assets ...................................................       $2,484,543
                                                                     ==========
Net assets represented by:
Paid in capital ..............................................       $2,309,704
Undistributed net investment income ..........................           59,892
Accumulated net realized loss on investments .................          (85,210)
Net unrealized appreciation on investments ...................          200,157
                                                                     ----------
Net assets ...................................................       $2,484,543
                                                                     ==========
Net asset value per BLDRS Europe 100 ADR Index Fund
  Share (comprised of $2,484,543/50,000 BLDRS Europe
  100 ADR Index Fund shares outstanding, unlimited shares
  authorized) ................................................       $    49.69
                                                                     ==========

                See accompanying notes to financial statements.

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Statement of Operations
--------------------------------------------------------------------------------

                                                                       For the Period
                                                                     November 8, 2002 to
                                                                     September 30, 2003
                                                                    --------------------
Investment income:
   Dividend income ..............................................        $  348,022
Expenses:
   Trustee fees .................................................            11,070
   Marketing expense ............................................            10,916
   Licensing fees ...............................................             7,938
   SEC filing fees ..............................................               701
   Legal and audit fees .........................................            29,965
   Other fees and expenses ......................................             5,745
                                                                         ----------
   Total expenses ...............................................            66,335
   Less expenses waived by the Licensor .........................            (7,938)
   Less expenses assumed by the Sponsor .........................           (25,188)
                                                                         ----------
   Net expenses .................................................            33,209
                                                                         ----------
   Net investment income ........................................           314,813
                                                                         ----------
Realized and unrealized gain (loss) on investments:
   Net realized loss on sale of investments .....................           (85,210)
   Net realized gain on in-kind redemptions .....................           620,647
   Net change in unrealized appreciation on investments .........           200,157
                                                                         ----------
   Net realized and unrealized gain on investments ..............           735,594
                                                                         ----------
   Net increase in net assets resulting from operations .........        $1,050,407
                                                                         ==========

                See accompanying notes to financial statements.

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        For the Period
                                                                      November 8, 2002 to
                                                                      September 30, 2003
                                                                     --------------------
Increase (Decrease) in Net Assets
Operations:
   Net investment income .........................................      $     314,813
   Net realized gain on investment transactions ..................            535,437
   Net change in unrealized appreciation on investments ..........            200,157
                                                                        -------------
   Net increase in net assets resulting from operations ..........          1,050,407
                                                                        -------------
Distributions to Unitholders from net investment income: .........           (254,921)
Unitholder transactions:
   Proceeds from subscriptions of BLDRS Europe 100 ADR Index
     Fund ........................................................         17,979,436
   Less redemptions of BLDRS Europe 100 ADR Index Fund ...........        (16,290,379)
                                                                        -------------
   Increase in net assets due to unitholder transactions .........          1,689,057
                                                                        -------------
Total increase ...................................................          2,484,543
Net assets:
   Beginning of period ...........................................                 --
                                                                        -------------
   End of period(a) ..............................................      $   2,484,543
                                                                        =============

---------------------------
(a)  Includes undistributed net investment income of $59,892.


                See accompanying notes to financial statements.

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Financial Highlights
--------------------------------------------------------------------------------

                                                                          For the Period
                                                                        November 8, 2002 to
                                                                        September 30, 2003
                                                                       --------------------
Net asset value, beginning of period ...........................            $    44.95
Investment operations:
   Net investment income(1) ....................................                  1.12
   Net realized and unrealized gain (loss) on investments ......                  4.70
                                                                            ----------
Total from investment operations ...............................                  5.82
Less distributions of net income ...............................                 (1.08)
                                                                            ----------
Net asset value, end of period .................................                 49.69
                                                                            ==========
Total investment return ........................................                 12.45%
Ratios and Supplemental Data:
   Net assets, end of period ...................................            $2,484,543
   Ratio of expenses to average net assets(2) ..................                  0.30%**
   Ratio of net investment income to average net assets(2) .....                  2.85%**
   Portfolio turnover rate(3) ..................................                  7.96%*

                See accompanying notes to financial statements.

---------------------------
*    Not annualized

**   Annualized

(1)  Calculated using average share method.

(2) Net of expenses waived by Licensor and net of expenses assumed by the Sponsor. If the Fund had borne all expenses, the annualized expenses to average net assets and net investment income ratios would have been 0.60% and 2.55% for the period from November 8, 2002 to September 30, 2003.

(3) Portfolio turnover excludes securities received or delivered from processing creations or redemptions of BLDRS Europe 100 ADR Index Fund shares.

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Notes to Financial Statements
September 30, 2003
--------------------------------------------------------------------------------

1. Organization

     BLDRS Index Funds Trust (the "Trust") is a unit investment trust consisting of four separate investment portfolios, including BLDRS Europe 100 ADR Index Fund, (the "Fund"), created under the laws of the state of New York and registered under the Investment Company Act of 1940. The Fund was created to provide investors with the opportunity to purchase units of beneficial interest in the Fund representing proportionate undivided interests in the portfolio of securities held by the Fund consisting of substantially all of the securities, in substantially the same weighting, as the component securities of The BNY Europe 100 ADR Index. Units of beneficial interest of the Fund are referred to as "Shares".

     The Fund commenced operations on November 8, 2002 upon the initial issuance of 400,000 shares of the BLDRS Europe 100 ADR Index Fund (equivalent to 8 Creation Units) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Fund. The Trustee paid the initial fees and expenses incurred in connection with the organization and offering of the Fund and its initial registration as an investment company, and such expenses were not borne by the Fund.

     Nasdaq Financial Products Services, Inc. is the Sponsor of the Trust and the Bank of New York is the Trustee.

2. Significant Accounting Policies

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation

     Portfolio securities are valued based on their last sale price. Price information on listed securities is taken from the exchange or market where the security is primarily traded. Securities for which market quotations are not readily available are valued based on fair market value as determined by the Trustee in good faith based on available information.

Investment Transactions

     Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

     The Fund declares and distributes dividends, if any, from net investment income to its unitholders, quarterly. The Fund will distribute net realized capital gains, if any, at least annually.

Federal Income Tax

     The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying the Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

     At September 30, 2003, permanent differences of $620,647 were reclassified within the components of net assets, due to the tax treatment of in-kind transactions, and resulted in a net decrease in accumulated net realized gain on investments and a corresponding increase to paid in capital. This reclassification had no effect on net assets of the Fund.

     The tax character of distributions paid during the period ended September 30, 2003 was $254,921 of ordinary income.

     At September 30, 2003, the Fund had a capital loss carryforward of $84,567 which expires in 2011.

     At September 30, 2003, the components of distributable earnings (excluding unrealized appreciation and depreciation) on a tax basis were undistributed ordinary income of $59,892.

3. Transactions with the Trustee, Licensor and Sponsor

     The Fund pays the expenses of its operations, including the fees of its Trustee and payments The Bank of New York (the "Licensor") for a license to use The Bank of New York's BNY Europe 100 ADR Index as a basis for determining the composition and weighting of securities held by the Fund. The Sponsor pays the annual licensing fee to the Licensor equal 6/100 of one percent (0.06%) of the average net assets of the Fund, and is reimbursed by the Fund for such payments, subject to the waiver provisions discussed below.

     In accordance with the Trust Agreement, the Trustee maintains the Fund's accounting records, acts as custodian and transfer agent to the Fund, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities, which must be delivered in exchange for the issuance of Creation Units of the Fund, and for adjusting the composition of the Fund's portfolio from time to time to conform to changes in the composition and/or weighting structure of the Index Securities of The Bank of New York's BNY Europe 100 ADR Index. For these services, the Trustee receives a fee at the following annual rates:

               Net Asset Value                   Fee as a Percentage of Net
                 of the Fund                      Asset Value of the Fund
---------------------------------------------   ---------------------------
$0 - $499,999,999*                              10/100 of 1% per annum
$500,000,000 - $2,499,999,999*                  8/100 of 1% per annum
$2,500,000,000 - $24,999,999,999*               6/100 of 1% per annum

* The fee indicated applies to that portion of the net asset value of the Fund that falls in the size category indicated.

     The Sponsor had undertaken that on each day during the fiscal year ending September 30, 2003, and until the Sponsor terminates this undertaking, the ordinary operating expenses of the Fund as calculated by the Trustee would not be permitted to exceed an amount which is 30/100 of one percent (0.30%) per annum of the daily net asset value of the Fund. To the extent during such period that ordinary operating expenses of the Fund exceeded such 0.30% amount, the Licensor will first waive licensing fees applicable to that Fund and, if such waiver is insufficient, the Sponsor will thereafter reimburse that Fund for or assume such excess ordinary operating expenses. The Licensor and Sponsor may be repaid by the Fund for, respectively, licensing fees so waived or expenses so reimbursed or assumed, in each case to the extent that subsequently during the fiscal year expenses fell below the 0.30% per annum level on any given day. For the period ended September 30, 2003, ordinary operating expenses incurred by the Fund exceeded the 0.30% per annum level and, accordingly, the Licensor waived $7,938 of expenses. The Sponsor assumed $25,188 of expenses incurred by the Fund.

     Marketing expense for the period ended September 30, 2003, represent expenses incurred by the Sponsor on behalf of the Fund and charged to the Fund, subject to the reimbursement provisions discussed above.

4. Fund Transactions in Shares of the BLDRS Europe 100 ADR Index Fund

     Transactions in shares of the BLDRS Europe 100 ADR Index Fund were as follows:

                                                          For the Period November 8, 2002
                                                            through September 30, 2003
                                                          -------------------------------
                                                              Shares          Amount
                                                          ------------- -----------------
BLDRS Europe 100 ADR Index Fund shares sold .............     400,000     $  17,979,436
BLDRS Europe 100 ADR Index Fund shares redeemed .........    (350,000)     ($16,290,379)
                                                             --------     -------------
Net increase ............................................      50,000     $   1,689,057
                                                             ========     =============

     BLDRS Europe 100 ADR Index Fund Shares are issued and redeemed by the Fund only in Creation Unit size aggregations of 50,000 BLDRS Europe 100 ADR Index Fund Shares. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per BLDRS Europe 100 ADR Index Shares and a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date.

     An additional charge of up to three times the Transaction Fee, which fee is expressed as a percentage of the value of the Portfolio Deposit may be imposed for (i) creations and redemptions of Creation Units outside the Clearing Process; and (ii) cash creations. Transaction fees are received by the Trustee and used to offset its expense of processing orders.

     For the period November 8, 2002 to September 30, 2003, the Trustee earned $2,500 in transaction fees. The Trustee, in its sole discretion, may voluntarily reduce or waive its fee, or modify its transaction fee schedule, subject to certain limitations. There were no such reductions or waivers for the period ended September 30, 2003.

5. Investment Transactions

     For the period ended September 30, 2003, the Fund had purchases and sales of investment securities of $882,206 and $881,511, respectively. This excludes securities received or delivered from processing creations or redemptions of Fund shares. At September 30, 2003, the cost of investments for federal income tax purposes was $2,284,882. Accordingly, gross unrealized depreciation was $87,404 and gross unrealized appreciation was $287,918, resulting in net unrealized appreciation of $199,514.

6. Tax Information (Unaudited)

     For the fiscal year ended September 30, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $228,631 as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Schedule of Investments
September 30, 2003



Depository Receipts                                Shares        Value
-----------------------------------------------   --------   -------------
BP plc ........................................   3,561      $  149,918
HBSC Holdings PLC .............................   2,096         138,336
Vodafone Group PLC ............................   6,586         133,367
GlaxoSmithKline Plc ...........................   2,887         122,409
Total S.A. ....................................   1,309          99,222
Novartis AG ...................................   2,449          95,119
Royal Dutch Petroleum Co. .....................   2,029          89,682
Nokia Corporation .............................   4,628          72,197
AstraZeneca PLC ...............................   1,573          68,268
The Shell Transport and Trading Co PLC ........   1,557          58,792
Telefonica SA .................................   1,509          53,494
Barclays PLC ..................................   1,588          49,228
Siemens AG ....................................     803          47,706
Santander Central Hispano SA ..................   4,609          39,223
ENI SPA .......................................     496          37,959
Lloyds TSB Group PLC ..........................   1,349          37,300
Credit Suisse Group ...........................   1,150          36,766
Aventis .......................................     668          34,936
Deutsche Telekom AG ...........................   2,322          33,530
Diageo Plc ....................................     751          33,157
Unilever NV ...................................     552          32,667
ING Group .....................................   1,746          32,301
Banco Bilbao Vizcaya Argentaria S.A ...........   3,089          31,940
E.ON AG .......................................     631          30,793
Koninklijke Philips Electronics NV ............   1,233          28,260
Allianz Aktiengesellschaft ....................   3,146          27,811
ABN AMRO Holding N.V. .........................   1,458          26,929
Anglo American Plc ............................   1,418          25,737
BT Group plc ..................................     838          25,391
Unilever PLC ..................................     704          24,387
SAP AG ........................................     796          24,206
BASF Aktiengesellschaft .......................     553          24,199
AXA ...........................................   1,346          22,869
Rio Tinto PLC .................................     257          22,552
Ericsson LM Telephone Co. .....................   1,496          21,961
Telecom Italia SPA* ...........................     879          21,843

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Schedule of Investments
September 30, 2003 (continued)



Depository Receipts                         Shares        Value
----------------------------------------   --------   -------------
Sanofi-Synthelabo ......................     709      $   21,426
France Telecom .........................     886          20,591
National Grid Transco PLC ..............     595          19,439
Groupe Danone ..........................     614          18,739
Vivendi Universal* .....................   1,035          18,382
British American Tobacco PLC ...........     739          16,007
BHP Billiton PLC .......................   1,193          15,807
Aegon N V ..............................   1,277          14,941
Repsol YPF SA ..........................     904          14,889
BG Group plc ...........................     682          14,656
Suez ...................................     902          14,342
Endesa SA ..............................     921          14,322
Bayer AG ...............................     662          14,279
STMicroelectronics NV ..................     561          13,492
Prudential Plc .........................     968          13,407
ALCATEL ................................   1,102          13,037
Cadbury Schweppes PLC ..................     497          12,470
Royal KPN N.V. .........................   1,652          12,390
Allied Irish Banks PLC .................     415          12,305
British Sky Broadcasting Group PLC .....     298          12,278
Imperial Tobacco Group PLC .............     352          11,623
Enel SpA ...............................     372          11,569
Sanpaolo IMI S.p.A. ....................     579          11,551
Bank of Ireland ........................     222          10,818
Scottish Power PLC .....................     448          10,618
Lafarge ................................     646          10,562
Reed Elsevier PLC ......................     306           9,670
WPP Group PLC ..........................     228           9,626
CRH PLC ................................     507           9,273
Portugal Telecom SGPS SA ...............   1,094           8,610
Koninklijke Ahold NV* ..................     900           8,586
UPM-Kymmene Corporation ................     506           8,516
Akzo Nobel NV ..........................     263           8,245
mmO2 Plc * .............................     838           7,911
Novo Nordisk A/S .......................     212           7,821
Stora Enso OYJ .........................     620           7,589

BLDRS Europe 100 ADR Index Fund
of the BLDRS Index Funds Trust
Schedule of Investments
September 30, 2003 (continued)



Depository Receipts                         Shares        Value
----------------------------------------   --------   -------------
Norsk Hydro ASA ........................     145      $    7,446
Pearson Plc ............................     775           7,417
Reed Elsevier NV .......................     318           7,244
Schering Aktiengesellschaft ............     166           7,213
Teliasonera AB .........................     323           7,045
Swisscom AG ............................     238           6,969
Allied Domecq PLC ......................     267           6,878
Intercontinental Hotels Group plc* ......     838           6,830
Wolseley Plc ...........................     112           6,674
The BOC Group Plc. .....................     240           6,667
Electrolux AB ..........................     152           6,650
Carnival Plc ...........................     201           6,400
ASML Holding NV* .......................     466           6,119
Amersham Plc ...........................     136           6,085
Smith & Nephew Plc* ....................      90           5,993
Gallaher Group PLC .....................     157           5,889
Adecco SA ..............................     473           5,846
ABB Ltd* ...............................   1,050           5,817
TPG NV .................................     303           5,799
Veolia Environnement* ..................     246           5,533
Infineon Technologies AG* ..............     420           5,414
Amvescap Plc ...........................     350           5,317
Volvo AB ...............................     220           5,122
Syngenta AG ............................     462           5,054
Reuters Group PLC ......................     231           5,008
Ryanair Holdings Plc* ..................     122           4,940
Hanson Plc* ............................     142           4,540
United Utilities Plc ...................     269           4,245
                                                      ----------
Total Cost ($2,284,239) ................              $2,484,396
                                                      ==========



*  Designated as non-income producing.


                See accompanying notes to financial statements.

                               FEES AND EXPENSES

     The expenses of each Fund are accrued daily and reflected in the NAV of each Fund. After reflecting waivers and reductions, each Fund currently is accruing ordinary operating expenses at an annual rate of 0.30%. (See "Expenses of a Fund")


                                                    BLDRS
                                                  Developed      BLDRS
                                        BLDRS      Markets     Emerging      BLDRS
                                       Asia 50     100 ADR      Markets    Europe 100
                                         ADR        Index       50 ADR        ADR
                                     Index Fund      Fund     Index Fund   Index Fund
                                    ------------ ----------- ------------ -----------
I.  SHAREHOLDER TRANSACTION
    EXPENSES(a)

 A. CREATION TRANSACTION FEE
   Through NSCC(b) ................   $   500      $ 1,000     $   500      $ 1,000
   Outside NSCC(b) ................    Up to       Up to        Up to       Up to
                                      $ 1,500      $ 3,000     $ 1,500      $ 3,000

 B. REDEMPTION TRANSACTION
    FEE
   Through NSCC(c) ................   $   500      $ 1,000     $   500      $ 1,000
   Outside NSCC(c) ................    Up to       Up to        Up to       Up to
                                      $ 1,500      $ 3,000     $ 1,500      $ 3,000

II. ANNUAL FUND OPERATING
   EXPENSES (expenses that are
   deducted from Fund assets) BASED
   ON ESTIMATED FUND EXPENSES
   FOR THE FISCAL YEAR ENDING
   SEPTEMBER 30, 2004 (AS A
   PERCENTAGE OF AVERAGE
   NET ASSETS)

 Trustee Fees(d) ..................      0.10%        0.10%       0.10%        0.10%
 License Fees(e) ..................      0.06%        0.06%       0.06%        0.06%
 Marketing Expenses ...............      0.08%        0.08%       0.08%        0.08%
 Other Operating Expenses .........      0.28%        0.32%       0.26%        0.36%
                                      -------      -------     -------      -------
 Total ............................      0.52%        0.56%       0.50%        0.60%
                                      -------      -------     -------      -------
  Less Expenses Waived by the
    Licensor(e) ...................     (0.06)%      (0.06)%     (0.06)%      (0.06)%
  Less Expenses Assumed by the
    Sponsor(e) ....................     (0.16)%      (0.20)%     (0.14)%      (0.24)%
                                      -------      -------     -------      -------
  Net Expenses after Waivers and
    Assumptions ...................      0.30%        0.30%       0.30%        0.30%
                                      =======      =======     =======      =======

-------------
(a) Only investors purchasing or redeeming Shares in Creation Units will pay the transaction expenses described in Part I of the Fees and Expenses Table. Shareholders purchasing Shares in the secondary market will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

(b) The creation transaction fee is the same regardless of the number of Creation Units being purchased pursuant to any one creation order. One Creation Unit consists of 50,000 Shares.

(c) The redemption transaction fee is the same regardless of the number of Creation Units being redeemed pursuant to any one redemption order. One Creation Unit consists of 50,000 Shares.


(d) The Trustee's annual fee for each Fund ranges from 0.06% to 0.10% per year, based on the net asset value of the relevant Fund. For the fiscal year ended September 30, 2003, the Trustee's annual fee for each Fund, as a percentage of the net asset value of each Fund was 0.10%.

(e) For fiscal year 2003, the ordinary operating expenses of a Fund were not permitted to exceed 0.30% of such Fund's daily net asset value because the Sponsor voluntarily reimbursed such Fund for all ordinary operating expenses in excess of such amount. The Sponsor reserves the right to discontinue this reimbursement policy in the future. Therefore, there is no guarantee that a Fund's ordinary operating expenses will not exceed 0.30% of its net assets value. To the extent during such period that ordinary operating expenses of a Fund exceed such 0.30% amount, the Licensor will first waive licensing fees applicable to that Fund and, if such waiver is insufficient, the Sponsor will thereafter reimburse that Fund for or assume such excess ordinary operating expenses.

Example of Expenses:

     An investor would pay the following expenses on a $10,000 investment, assuming the estimated operating expense ratio of 0.30% set forth in "Fees and Expenses" section above for the year ending September 30, 2004, and, assuming that the Sponsor does not undertake that on each day during the relevant fiscal year for each Fund the ordinary operating expenses will not exceed 0.30% of the net asset value of such Fund, the operating expenses thereafter are 0.52% of the net asset value of the BLDRS Asia 50 ADR Index Fund, 0.56% of the net asset value of the BLDRS Developed Markets 100 ADR Index Fund; 0.50% of the net asset value of the BLDRS Emerging Markets 50 ADR Index Fund; and 0.60% of the net asset value of the BLDRS Europe 100 ADR Index Fund, and a 5% annual return on investment throughout the periods for each Fund.

     Cumulative Expenses Paid for Period of:





                                            1 Year     3 Years     5 Years     10 Years
                                           --------   ---------   ---------   ---------
BLDRS Asia 50 ADR Index Fund ...........     $31        $145        $270         $638
BLDRS Developed Markets 100 ADR
  Index Fund ...........................     $31        $154        $288         $684
BLDRS Emerging Markets 50 ADR
  Index Fund ...........................     $31        $140        $261         $614
BLDRS Europe 100 ADR Index Fund ........     $31        $162        $307         $731



     An investor would pay the following expenses on a $10,000 investment, assuming the estimated operating expense ratio of 0.30% set forth in "Fees and Expenses" section above for the year ending September 30, 2004, and, assuming that the Sponsor continues its undertaking that on each day during the relevant fiscal year the ordinary operating expenses of each Fund thereafter will not exceed 0.30% of the net asset value of such Fund, and a 5% annual return on investment throughout the periods for each Fund.

     Cumulative Expenses Paid for Period of:





                                            1 Year     3 Years     5 Years     10 Years
                                           --------   ---------   ---------   ---------
BLDRS Asia 50 ADR Index Fund ...........     $31         $97        $169         $381
BLDRS Developed Markets 100 ADR
  Index Fund ...........................     $31         $97        $169         $381
BLDRS Emerging Markets 50 ADR
  Index Fund ...........................     $31         $97        $169         $381
BLDRS Europe 100 ADR Index Fund ........     $31         $97        $169         $381



     The above examples assume the reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission ("SEC") regulations applicable to mutual funds.
Although each Fund is a unit investment trust rather than a mutual fund, this information is represented to permit a comparison of fees. The examples should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of this example. Investors should also note that the presentation of a $10,000 investment is for illustration purposes only. Pursuant to an exemptive order obtained from the SEC, each Fund may reimburse the Sponsor for certain expenses relating to the printing and distribution of marketing materials describing its Shares and the relevant Fund, annual licensing fees and federal and state annual registration fees for the issuance of Shares up to 0.30% of the relevant Fund's total assets.

     See "Expenses of a Fund" in this Prospectus for additonal information regarding expenses.

                             BAR CHARTS AND TABLES

     The bar chart below entitled "Annual Total Return for the BLDRS Asia 50 ADR Index Fund" and the table below entitled "Average Annual Total Returns (for periods ending December 31, 2003) for the BLDRS Asia 50 ADR Index Fund" ("Table") provide some indication of the risks of investing in the BLDRS Asia 50 ADR Index Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the performance of the BNY Asia 50 ADR Index and the MSCI AC Asia Pacific Free Index. Past performance (both before and after tax) is not necessarily an indication of how the Fund will perform in the future.

     The after-tax returns presented below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The total return in the bar chart below, as well as the total and after-tax returns presented in the table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor brokerage commissions incurred by those persons purchasing and selling Shares in the secondary market (see footnotes to the Table).


     The bar chart shows the performance of the BLDRS Asia 50 ADR Index Fund for each full calendar year since its inception on November 8, 2002. During the period shown below (January 1, 2003 through December 31, 2003): (1) the highest quarterly return for the BLDRS Asia 50 ADR Index Fund was ___% for the quarter ended __________, 2003, and the lowest was ___% for the quarter ended __________, 2003.

Annual Total Return for the BLDRS Asia 50 ADR Index Fund





                              [INSERT BAR CHART]





Average Annual Total Returns
(for periods ending December 31, 2003)





                                                        Past          Since
                                                      One Year     Inception(2)
                                                     ----------   -------------
BLDRS Asia 50 ADR Index Fund .....................          %             %
  Return Before Taxes(1) .........................          %             %
  Return After Taxes on Distributions(1) .........          %             %
  Return After Taxes on Distributions and
    Redemption of Creation Units(1) ..............          %             %
  BNY Asia 50 ADR Index(3) .......................          %             %
  MSCI AC Asia Pacific Free Index(3) .............          %             %



-------------
(1) Includes all applicable fees and expenses.

(2) Investment operations commenced on November 8, 2002.

(3) Does not reflect deduction for fees, expenses or taxes. Because the index is based solely on the performance of the underlying securities comprising the index, the information provided herein does not assume any reinvestment of dividends paid by issuers of the index's underlying securities.

Source: The Bank of New York

     The bar chart below entitled "Annual Total Return for the BLDRS Developed Markets 100 ADR Index Fund" and the table below entitled "Average Annual Total Returns (for periods ending December 31, 2003) for the BLDRS Developed Markets 100 ADR Index Fund" ("Table") provide some indication of the risks of investing in the BLDRS Developed Markets 100 ADR Index Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the performance of the BNY Developed Markets 100 ADR Index and the MSCI EAFE Index. Past performance (both before and after tax) is not necessarily an indication of how the Fund will perform in the future.

     The after-tax returns presented below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The total return in the bar chart below, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor brokerage commissions incurred by those persons purchasing and selling Shares in the secondary market (see footnotes to the Table).

     The bar chart shows the performance of the BLDRS Developed Markets 100 ADR Index Fund for each full calendar year since its inception on November 8, 2002. During the period shown below (January 1, 2003 through December 31, 2003): (1) the highest quarterly return for the BLDRS Developed Markets 100 ADR Index Fund was ___% for the quarter ended __________, 2003, and the lowest was ___% for the quarter ended __________, 2003.

Annual Total Return for the BLDRS Developed Markets 100 ADR Index Fund


                               [INSERT BAR CHART]


Average Annual Total Returns
(for periods ending December 31, 2003)



                                                          Past          Since
                                                        One Year     Inception(2)
                                                       ----------   -------------
BLDRS Developed Markets 100 ADR Index Fund .........          %             %
  Return Before Taxes(1) ...........................          %             %
  Return After Taxes on Distributions(1) ...........          %             %
  Return After Taxes on Distributions and
    Redemption of Creation Units(1) ................          %             %
  BNY Developed Markets 100 ADR Index(3) ...........          %             %
  MSCI EAFE Index(3) ...............................          %             %



-------------
(1)  Includes all applicable fees and expenses.

(2)  Investment operations commenced on November 8, 2002.

(3) Does not reflect deduction for fees, expenses or taxes. Because the index is based solely on the performance of the underlying securities comprising the index, the information provided herein does not assume any reinvestment of dividends paid by issuers of the index's underlying securities.

Source: The Bank of New York

     The bar chart below entitled "Annual Total Return for the BLDRS Emerging Markets 50 ADR Index Fund" and the table below entitled "Average Annual Total Returns (for periods ending December 31, 2003) for the BLDRS Emerging Markets 50 ADR Index Fund" ("Table") provide some indication of the risks of investing in the BLDRS Emerging Markets 50 ADR Index Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the performance of the BNY Emerging Markets 50 ADR Index and the MSCI Emerging Markets Free Index. Past performance (both before and after tax) is not necessarily an indication of how the Fund will perform in the future.

     The after-tax returns presented below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The total return in the bar chart below, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor brokerage commissions incurred by those persons purchasing and selling Shares in the secondary market (see footnotes to the Table).

     The bar chart shows the performance of the BLDRS Emerging Markets 50 ADR Index Fund for each full calendar year since its inception on November 8, 2002. During the period shown below (January 1, 2003 through December 31, 2003): (1) the highest quarterly return for the BLDRS Emerging Markets 50 ADR Index Fund was ___% for the quarter ended __________, 2003, and the lowest was ___% for the quarter ended __________, 2003.

Annual Total Return for the BLDRS Emerging Markets 50 ADR Index Fund


                               [INSERT BAR CHART]


Average Annual Total Returns
(for periods ending December 31, 2003)



                                                        Past          Since
                                                      One Year     Inception(2)
                                                     ----------   -------------
BLDRS Emerging Markets 50 ADR Index Fund .........          %             %
  Return Before Taxes(1) .........................          %             %
  Return After Taxes on Distributions(1) .........          %             %
  Return After Taxes on Distributions and
    Redemption of Creation Units(1) ..............          %             %
  BNY Emerging Markets 50 ADR Index(3) ...........          %             %
  MSCI Emerging Markets Free Index(3) ............          %             %



-------------
(1)  Includes all applicable fees and expenses.

(2)  Investment operations commenced on November 8, 2002.

(3) Does not reflect deduction for fees, expenses or taxes. Because the index is based solely on the performance of the underlying securities comprising the index, the information provided herein does not assume any reinvestment of dividends paid by issuers of the index's underlying securities.

Source: The Bank of New York

     The bar chart below entitled "Annual Total Return for the BLDRS Europe 100 ADR Index Fund" and the table below entitled "Average Annual Total Returns (for periods ending December 31, 2003) for the BLDRS Europe 100 ADR Index Fund" ("Table") provide some indication of the risks investing in the BLDRS Europe 100 ADR Index Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to the performance of the BNY Europe 100 ADR Index and the MSCI AC Europe Index. Past performance (both before and after tax) is not necessarily an indication of how the Fund will perform in the future.

     The after-tax returns presented below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The total return in the bar chart below, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor brokerage commissions incurred by those persons purchasing and selling Shares in the secondary market (see footnotes to the Table).

     The bar chart shows the performance of the BLDRS Europe 100 ADR Index Fund for each full calendar year since its inception on November 8, 2002. During the period shown below (January 1, 2003 through December 31, 2003): (1) the highest quarterly return for the BLDRS Europe 100 ADR Index Fund was ___% for the quarter ended __________, 2003, and the lowest was ___% for the quarter ended __________, 2003.

Annual Total Return for the BLDRS Europe 100 ADR Index Fund


                               [INSERT BAR CHART]


Average Annual Total Returns
(for periods ending December 31, 2003)



                                                        Past          Since
                                                      One Year     Inception(2)
                                                     ----------   -------------
BLDRS Europe 100 ADR Index Fund ..................          %             %
  Return Before Taxes(1) .........................          %             %
  Return After Taxes on Distributions(1) .........          %             %
  Return After Taxes on Distributions and
    Redemption of Creation Units(1) ..............          %             %
  BNY Europe 100 ADR Index(3) ....................          %             %
  MSCI AC Europe Index(3) ........................          %             %



-------------
(1)  Includes all applicable fees and expenses.

(2)  Investment operations commenced on November 8, 2002.

(3) Does not reflect deduction for fees, expenses or taxes. Because the index is based solely on the performance of the underlying securities comprising the index, the information provided herein does not assume any reinvestment of dividends paid by issuers of the index's underlying securities.

Source: The Bank of New York

     The following table indicates turnover in the components of the BNY ADR Indexes during the period beginning April 12, 2001 (the date each BNY ADR Index was first calculated) and ending on September 30, 2003:




    BNY Asia 50 ADR Index .......................   46%
    BNY Developed Markets 100 ADR Index .........   43%
    BNY Emerging Markets 50 ADR Index ...........   78%
    BNY Europe 100 ADR Index ....................   46%


                       CREATION AND REDEMPTION OF SHARES

     Each Fund, a unit investment trust created under the laws of the State of New York pursuant to the Trust Agreement and Indenture, creates and redeems Shares only in Creation Unit size aggregations of 50,000 Shares or in multiples thereof (e.g., 100,000; 150,000; 200,000 Shares) on a continuous basis without a sales load, at the Fund's NAV next determined after receipt, on any Business Day, of an order in proper form. Shares may be created or redeemed in one of two ways: (1) through the "Clearing Process," which means the process of creating or redeeming Shares through the continuous net settlement system of NSCC by a participant in the CNS system of NSCC (a "Participating Party"); or
(2) outside of the Clearing Process which means through DTC, by a "DTC Participant", which party, in each case, must have executed an agreement with the relevant Fund, the Distributor and the Trustee with respect to the procedure for creations and redemptions of Creation Units ("Participant Agreement"). The Participating Party authorizes the Distributor to transmit trade instructions through the Trustee to NSCC. Participating Parties and DTC Participants are collectively referred to as "Authorized Participants".


     Investors may contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. As of September 30, 2003, the value of the securities comprising a deposit of designated equity securities necessary for an in-kind purchase of a Creation Unit for each Fund was as follows:

     BLDRS Asia 50 ADR Index Fund -- $2,887,057.

     BLDRS Developed Markets 100 ADR Index Fund -- $2,515,654.

     BLDRS Emerging Markets 50 ADR Index Fund -- $3,185,233.

     BLDRS Europe 100 ADR Index Fund -- $2,484,756.

Creation or Redemption of Shares Through the Clearing Process.

     a. Creation

     Shares may be purchased from a Fund only in Creation Unit size aggregations by tendering to the Trustee an in-kind deposit of a designated portfolio of equity securities ("Deposit Securities") per each Creation Unit, which constitutes a substantial replication of the stocks included in the relevant benchmark BNY ADR Index, a "Cash Component" plus the creation Transaction Fee. The Cash Component is an amount equal to the dividends on all Fund Securities with ex-dividend dates within the accumulation period for a dividend distribution ("Accumulation Period"), net of expenses and liabilities for such period, as if all the Fund Securities had been held by the Fund for the entire Accumulation Period, as proscribed by the Trustee, together with the Balancing Amount (as defined in "Determination of the Portfolio Deposit," below). Together the Deposit Securities and the Cash Component constitute the "Portfolio Deposit".

     If a Participating Party is restricted by regulation or otherwise from investing or engaging in a particular Deposit Security, the Participating Party must substitute the cash equivalent value of such Deposit Security in lieu of such Deposit Security.

     Creation Units may also be purchased in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit, subject to the following procedures. In these circumstances, a Participating Party intending to utilize this procedure will be required to post collateral with the Trustee outside of the NSCC consisting of: (i) cash at least equal to 115% of the closing value, on the day the order to purchase Creation Units is deemed received, of the portion of the Deposit Securities not expected to be available in the account of the Participating Party for delivery to the BLDRS Index Fund on the third Business Day following placement of such order, and (ii) such additional deposits as will reflect daily marked to the market increases (but no decreases) in such value as determined by the Trustee. This cash collateral will be required to be posted with the Trustee by 11:00 a.m. on the morning of the Business Day following the day such order is deemed received by the Distributor, or else the order to purchase Creation Units will be cancelled. The Trustee will hold such collateral in an account separate and apart from the BLDRS Index Fund. To the extent that missing Deposit Securities are not received by a certain time or in the event a mark to market payment is not made within a certain time following notification by the Distributor that such a payment is required, the Trustee may use the cash on deposit to purchase the securities that were to be deposited. An investor will be liable to the Trustee for the costs incurred in connection with any such purchases. These costs include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such securities on the day the purchase order was received by the Distributor plus the brokerage and related transaction costs. The Trustee will return any unused portion of the cash once all of the missing securities have been properly received by the Trustee or purchased by the Trustee and deposited into a Fund. The delivery of

Creation Units will occur no later than the third (3rd) Business Day following the day on which the purchase order is received by the Distributor.

     b. Redemption

     Enough Shares must be accumulated in the secondary market to constitute a Creation Unit in order to have Shares redeemed by a Fund. A FUND WILL NOT REDEEM SHARES IN AN AMOUNT LESS THAN A CREATION UNIT. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

     The redemption proceeds for a Creation Unit generally will be made by each Fund through delivery of designated Fund Securities ("Redemption Securities") -- as announced by the Trustee on the Business Day the request for redemption is received in proper form -- plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities ("Cash Redemption Amount"), less a redemption Transaction Fee. The Redemption Securities and the Cash Redemption Amount constitute a "Redemption Payment". It is expected that the identity and number of Fund Securities delivered to a redeeming Shareholder will be similar to the identity and number of the Deposit Securities. In the event that the Fund Securities have a value greater than the NAV of the Shares tendered for redemption, a compensating cash payment equal to the difference must be made by or through an Authorized Participant by or on behalf of the redeeming shareholder.

     If the Trustee determines that a Fund Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon redemption, the Trustee may elect to deliver the cash equivalent value of any such Fund Securities, based on its market value as of the Valuation Time on the date such redemption is deemed received by the Trustee as a part of the Cash Redemption Amount in lieu thereof.

     If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Fund Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Fund Securities as of the Valuation Time on the date of the redemption as a part of the Cash Redemption Amount in lieu thereof. In such case, the investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

     At the discretion of the Trustee and NSCC, the Trustee, upon the request of a redeemer, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Funds Shares that differ in exact composition and/or weighting from the Index Securities of the relevant BNY ADR Index but not differing in NAV from the then current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Fund's correspondence to the composition and weighting of its relevant BNY ADR Index.

     Orders to redeem Creation Units of the Funds through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Deposit Securities and the Cash Redemption Amount will be transferred to the redeeming party by the third (3rd) Business Day following the date on which such request for redemption is received by the Trustee.

Creation and Redemption of Shares Outside the Clearing Process.

     a. Creation

     Shares may be purchased outside the Clearing Process by using a DTC Participant who has executed a Participant Agreement and requests such creation of Creation Units to be affected through a transfer of the Deposit Securities within the Portfolio Deposit directly through DTC. The Cash Component must be transferred directly to the Trustee through the Federal Reserve wire system. The delivery of Creation Units of Shares so created must occur no later than the third (3rd) Business Day following the day on which the purchase order is received by the Distributor.

     If a Participating Party is restricted by regulation or otherwise from investing or engaging in a particular Deposit Security, the Participating Party may substitute the cash equivalent value of such Deposit Security in lieu of such Deposit Security.

     b. Redemption

     Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. Such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be affected through a transfer of Shares directly through DTC.

     After the receipt of an order for redemption outside the Clearing Process, the Trustee will initiate procedures to transfer the requisite Redemption Payment to be delivered to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which such request for redemption is received by the Trustee.


     At the discretion of the Trustee and NSCC, the Trustee, upon the request of a redeemer, may elect to redeem Creation Units in whole or in part by providing such redeemer with a portfolio of Fund Securities that differ in exact composition and/or weighting from the Index Securities of the relevant BNY ADR Index but not differing in NAV from the then current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Fund's correspondence to the composition and weighting of its relevant BNY ADR Index.

Redemptions will be Subject to Applicable Laws.

     Redemptions of Shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Redemption Securities upon redemption or could not do so without first registering the Redemption Securities under such laws. If an investor is subject to a legal restriction with respect to a particular security, the investor may (at the option of the Trustee) be paid an equivalent amount of cash in lieu of such security. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payments, beneficial ownership of Shares or delivery instructions.


     The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (1) for any period during which the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the Shares' NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.


Creation and Redemption Transaction Fee.

     To compensate the Trustee for transfer and other transaction costs involved in creation and redemption transactions made through the Clearing Process, investors will be required to pay a "Transaction Fee", payable to the Trustee, of $10 per each security "name" in the Portfolio Deposit or Redemption Payment, rounded up to the nearest $500 per Participating Party per day, regardless of the number of Creation Units purchased or redeemed on such day by such Participating Party. The amount of the Transaction Fee in effect at any given time will be made available upon request to the Trustee. An additional charge of up to three (3) times the Transaction Fee, which fee is expressed as a percentage of the value of the Portfolio Deposit, may be imposed for (i) creations and redemptions of Creation Units outside the Clearing Process; and
(ii) cash creations (to offset the Trustee's brokerage and other transaction costs associated with using cash to purchase the requisite Portfolio Deposit). Investors are responsible for the costs of transferring the securities constituting the Portfolio Deposit to the account of a Fund.

     Rejecting an Order. The Trustee reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Fund if:
(a) the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (c) the Portfolio Deposit delivered is not as disseminated through the facilities of NSCC for that date by the Trustee, as described above; (d) acceptance of the Portfolio Deposit would have certain adverse tax consequences to the relevant Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trustee, have an adverse effect on the Trust or the rights of Beneficial Owners; or (g) in the event that circumstances outside the control of the Distributor and the Trustee make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trustee, the Distributor, DTC, NSCC or any other party in the creation process, and similar extraordinary events. The Distributor will notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trustee and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor will either of them incur any liability for the failure to give any such notification. In addition, Redemption orders must be received in the proper form as described in the Participant Agreement.

     All questions as to the number of shares of each security in the Portfolio Deposit and Redemption Payment, and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trustee, and the Trustee's determination will be final and binding.

                                THE PORTFOLIOS

     Relationship to the Relevant BNY ADR Index. Because the objective of each Fund is to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the relevant benchmark BNY ADR Index, a Fund's portfolio of securities is intended to correspond generally to its relevant benchmark BNY ADR Index and will consist of as many of the Depositary Receipts comprising the relevant benchmark BNY ADR Index as is practicable. Cash or cash items (other than dividends held for distribution) normally would not be a substantial part of a Fund's net assets. Although a Fund may at any time not own certain of the Index Securities, a Fund will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the relevant benchmark BNY ADR Index and that derived from ownership of the Shares of the relevant Fund.

     Each of the relevant benchmark BNY ADR Indexes is a capitalization-weighted index of Depositary Receipts calculated under the auspices of the Licensor. At any moment in time, the value of a BNY ADR Index equals the aggregate free-float adjusted market capitalization of each of the component Index

Securities, evaluated at their respective last sale prices on NASDAQ, the NYSE, or the AMEX, divided by a scaling factor ("divisor") which yields a resulting index value in the reported magnitude.

     Change to a BNY ADR Index. Periodically, the Licensor may determine that total share quantities have changed in one or more Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. The Licensor may periodically replace one or more Index Securities in the relevant benchmark BNY ADR Index due to corporate actions, bankruptcies or other market conditions, or if the issuers of such Index Securities fail to meet the criteria for inclusion in the relevant benchmark BNY ADR Index. Ordinarily, whenever there is a change in share quantities or a change in the Index Securities included in the relevant benchmark BNY ADR Index, the Licensor adjusts the divisor to assure that there is no discontinuity in the value of the relevant benchmark BNY ADR Index. Changes to the relevant benchmark BNY ADR Index will cause the Trustee to make corresponding portfolio adjustments as described below.

     Adjustments to Portfolios. As set forth in the Trust Agreement and Indenture, the Trustee will adjust the composition of a Fund's portfolio from time to time to conform to changes in the composition and/or weighting structure of the Index Securities of each Fund's relevant benchmark BNY ADR Index. The Trustee aggregates certain of these adjustments and makes conforming changes to a Fund's portfolio at least quarterly; however, modifications are made more frequently in the case of significant changes to the relevant benchmark BNY ADR Index. Specifically, the Trustee is required to adjust the composition of a Fund's portfolio any time there is a change in the identity of any Index Security (i.e., a substitution of one security in replacement of another), which adjustment is to be made within three (3) Business Days before or after the day on which the change in the identity of such Index Security is scheduled to take effect at the close of the market. Although the investment objective of each Fund is to provide investment results which correspond generally, before fees and expenses, to the performance of the relevant benchmark BNY ADR Index, it is not always efficient to replicate identically the share composition of the relevant benchmark BNY ADR Index if the transaction costs incurred by a Fund in so adjusting the Fund's portfolio would exceed the expected misweighting that would ensue by failing to replicate identically minor and insignificant share changes to the relevant benchmark BNY ADR Index. Accordingly, minor misweightings are generally permitted subject to the guidelines described in the following paragraph.

     The Trustee is required to adjust the composition of a Fund's portfolio of securities at any time that the weighting of any security held in a Fund's portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 25/100 of 1% to 2/100 of 1%, depending on the NAV of the relevant Fund (in each case, the "Misweighting Amount"), from the weighting of such security held in the Fund's portfolio in the benchmark BNY ADR Index (a "Misweighting"). The Trustee will examine each security held in a Fund's portfolio on each Business Day, comparing the weighting of each such security in the portfolio to the weighting of the corresponding Index Security in the relevant benchmark BNY ADR Index, based on prices at the close of the market on the preceding Business Day (a "Weighting Analysis"). In the event that there is a Misweighting in any security in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee will calculate an adjustment to the Fund's portfolio in order to bring the Misweighting of such security within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee will perform a Weighting Analysis for each security held in a Fund's portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee will calculate an adjustment to the Fund's portfolio in order to bring the Misweighting of such security within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to a Fund's portfolio due to a Misweighting, the purchase or sale of securities necessitated by such adjustment will be made within three (3) Business Days of the day on which the Misweighting is determined. In addition to the foregoing adjustments, the Trustee reserves the right to make additional adjustments periodically with respect to a security held in a Fund's portfolio that may be misweighted by an amount within the applicable Misweighting Amount in order to reduce the overall Misweighting of a Fund's portfolio.

     The foregoing guidelines with respect to Misweightings will also apply to any Index Security that: (1) is likely to be unavailable for delivery or available in insufficient quantity for delivery; (2) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security; or (3) is not eligible to be processed through the Clearing Process. (From time to time, an Index Security may not be eligible for transfer through the Clearing Process because such security is not eligible for transfer through the systems of DTC.) Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee will determine whether the substitution of cash will cause a Misweighting in a Fund's portfolio with respect to such Index Security. If a Misweighting results, the Trustee will purchase the required number of shares of such Index Security on the opening of the market on the following Business Day.

     Pursuant to these guidelines, the Trustee will calculate the required adjustments and will purchase and sell the appropriate securities. As a result of the purchase and sale of securities in accordance with these requirements, or the completion of a creation order, the Trustee may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of securities or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains) as a result of such transactions, which amount will not exceed for more than five (5) consecutive Business Days 5/10th of 1% of the aggregate value of the securities. In the event that the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1% of the aggregate value of the securities held in a Fund's portfolio, the Trustee will use such cash to purchase additional Index Securities that are under-weighted in a Fund's portfolio as compared to their relative weightings in the relevant benchmark BNY ADR Index.

     All adjustments to a Fund's portfolio pursuant to these procedures will be non-discretionary. Portfolio adjustments will be made unless such adjustments would cause a Fund to lose its status as a "regulated investment company" under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of a Fund's portfolio at any time if it is necessary to insure the continued qualification of a Fund as a regulated investment company.

     If the method of determining the relevant benchmark BNY ADR Index is changed by the Licensor, the Trustee and the Sponsor will have the right to amend the Trust Agreement and Indenture, without the consent of DTC or the Beneficial Owners, to conform the adjustments to such changes so that a Fund's objective of tracking the relevant benchmark BNY ADR Index is maintained.

     The Trustee will rely on data provided by the Licensor and other financial industry sources for information as to the composition and weightings of the Index Securities. If the Trustee cannot obtain or process such information or NSCC is unable to receive such information from the Trustee on any Business Day, then the composition and weightings of the Index Securities for the most recently effective Portfolio Deposit will be used for the purposes of all adjustments and determinations, and determination of the securities portion of the Portfolio Deposit until the earlier of: (a) such time as current information with respect to the Index Securities is available; or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of the securities held in a Fund's portfolio (as opposed to the Index Securities) will be used for the purposes of all adjustments and determinations and determination of the securities portion of the Portfolio Deposit until current information with respect to the Index Securities is available.

     In the event a Fund is terminated, the Trustee will use the composition and weightings of the Index Securities as of the date the Trustee received notice of termination for all redemptions or other required uses of the relevant index.

     Mergers Involving Fund Securities. Each Fund, as a shareholder of securities of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee may not accept any such offers until the Licensor has determined that the securities of the issuer will be removed from the relevant benchmark BNY ADR Index. Securities of an issuer are often removed from the relevant benchmark BNY ADR Index only after the consummation of a merger or acquisition of such an issuer. In selling the securities of such issuer the Trustee may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions will be reinvested in Index Securities.

Any securities received as a part of the consideration that are not Index Securities will be sold as soon as practicable and the cash proceeds of such sale will be reinvested in Index Securities.

     Securities Transactions. Purchases and sales of securities held in a Fund's portfolio resulting from the adjustments may be made in the share amounts dictated by the foregoing specifications, whether round lot or odd lot and will include brokerage commissions and other transaction charges. Certain Index Securities, however, may at times not be available in the required quantities requested. For this and other reasons, precise duplication of the proportionate relationship between a Fund's portfolio and its Index Securities may not ever be possible but nevertheless will continue to be the objective in connection with all acquisitions and dispositions of Index Securities.

                       DETERMINATION OF NET ASSET VALUE

     NAV per Share for each Fund is computed by dividing the value of net assets (i.e., the value of the Fund's total assets less total liabilities) by the Fund's total number of Shares outstanding. The NAV of each Fund is calculated by the Trustee and determined each Business Day at the close of regular trading of the NASDAQ (ordinarily 4:00 p.m. New York time). The expenses of the relevant Fund are reflected in the NAV of its Creation Unit and, proportionately, the NAV per Share; expenses are accrued daily.


     In computing a Fund's NAV per Share, the Fund's Securities are generally valued based on their closing sale price. Price information on listed securities is taken from the exchange or market where the security is primarily traded. Fund Securities and assets for which market quotations are not readily available are valued based on fair market value as determined in good faith by the Trustee in accordance with procedures set forth in the Trust Agreement and Indenture.


                    DETERMINATION OF THE PORTFOLIO DEPOSIT

     On each Business Day, the number of shares and/or identity of each of the Index Securities in a Portfolio Deposit is adjusted in accordance with the following procedure. At the close of the market on each day in which the number of shares and/or identity of each of the Index Securities in a Portfolio Deposit is adjusted ("Adjustment Day"), the Trustee calculates the NAV of each Fund. The NAV is divided by the number of outstanding Shares, multiplied by 50,000 Shares in one Creation Unit aggregation, resulting in an NAV per Creation Unit ("NAV Amount"). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the relevant benchmark BNY ADR Index in a Portfolio Deposit for the following Business Day ("Request Day"), such that: (1) the market value at the close of the market on Adjustment Day of the securities to be included in the Portfolio Deposit on Request Day, together with the amount intended to enable a Fund to make a distribution of dividends on the next dividend payment date as if all the securities in a Fund's portfolio had been held for the entire dividend period ("Dividend Equivalent Payment") as calculated by the Trustee, effective for requests to create or redeem on Adjustment Day, equals the NAV

Amount; and (2) the identity and weighting of each of the securities in a Portfolio Deposit mirrors proportionately the identity and weightings of the securities in the relevant benchmark BNY ADR Index, each as in effect on Request Day. For each security, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and number of shares of the securities so calculated constitute the securities portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as the Index Securities to be delivered by the Trustee in the event of a request for redemption of Creation Units on Request Day and thereafter until the following Adjustment Day (see "Creation and Redemption of Shares"). In addition to the foregoing adjustments, in the event that there will occur a stock split, stock dividend or reverse split with respect to any Index Security that does not result in an adjustment to the relevant benchmark BNY ADR Index divisor, the Portfolio Deposit will be adjusted to take account of such stock split, stock dividend or reverse split by applying the stock split, stock dividend or reverse stock split multiple (e.g., in the event of a two-for-one stock split of an Index Security, by doubling the number of shares of such Index Security in the prescribed Portfolio Deposit), in each case rounded to the nearest whole share.

     On each Request Day the Trustee calculates the market value of the securities portion of the Portfolio Deposit as in effect on a Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on a Request Day (such market value and Dividend Equivalent Payment are collectively referred to as the "Portfolio Deposit Amount"). The Trustee then calculates the NAV Amount, based on the close of the market on Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the "Balancing Amount". The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (1) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (2) any variances from the proper composition of the Portfolio Deposit.

     Notwithstanding the foregoing, on any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the relevant benchmark BNY ADR Index divisor to be adjusted after the close of the market on such Business Day,(1) and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been

-------------
     (1) The Licensor publicly announces changes in the identity and/or the weighting of the securities in the relevant benchmark BNY ADR Index in advance of the actual change. The announcements are made after the close of trading on such day. In the event that the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, the Portfolio Deposit so constituted will dictate the Index Securities to be delivered in connection with the creation of Shares in Creation Unit size aggregations and upon the redemption of Shares in Creation Unit size aggregations for all purposes hereunder until such time as the securities portion of the Portfolio Deposit is subsequently adjusted. Brokerage commissions incurred by the Trustee in connection with the acquisition of any such Index Securities will be at the expense of a Fund and will affect the value of all Shares.

declared to take effect on the corresponding Request Day, the Trustee reserves the right to forego making any adjustment to the Securities portion of the Portfolio Deposit and to use the composition and weightings of the Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee further reserves the right to calculate the adjustment to the number of shares and/or identity of the Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day prior to the Request Day.

     The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to the creation of Shares, the Balancing Amount will increase the Cash Component of the then effective Portfolio Deposit transferred to the Trustee by a creator, and with respect to redemptions of Shares in Creation Unit size aggregations, the Balancing Amount will be added to the cash transferred to a redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to the creation of Shares such amount will decrease the Cash Component of the then effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference will be paid by the Trustee to the creator, and with respect to redemptions of Shares in Creation Unit size aggregations, the Balancing Amount will be deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference will be paid by the redeemer to the Trustee.

                      DISTRIBUTIONS TO BENEFICIAL OWNERS

     Quarterly cash distributions, net of fees and expenses, representing dividends accumulated on the securities held by the relevant Fund through the quarterly dividend period, accrued daily for such period, will be distributed to Beneficial Owners on the records of DTC and the DTC Participants on the second Business Day following the Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day. The Trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment.


     The Trustee intends to declare special dividends and make additional distributions to the minimum extent necessary to maintain each Funds' status as a regulated investment company: (i) to distribute the entire annual investment company taxable income of the relevant Fund, plus any net capital gains; and
(ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. The additional distributions, if needed, would consist of (a) an increase in the distribution scheduled for January to include any amount by which a Fund's investment company taxable income and net capital gains as estimated for a year exceeds the amount of a Fund's taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual investment company taxable income and net capital gains of the relevant Fund have been computed of the amount, if any, by which such actual income exceeds the distributions already made. The NAV of the relevant Fund will be reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, will depend upon a number of factors, including the level of redemption activity experienced by the relevant Fund. Because substantially all proceeds from the sale of securities in connection with adjustments to the relevant Fund's Portfolio will have been used to purchase additional shares of Index Securities, the relevant Fund may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee will have to sell shares of the securities sufficient to produce the cash required to make such additional distributions.

     The Trustee may vary the frequency with which periodic distributions are made (e.g., from quarterly to semi-annually) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to a Fund. In addition, the Trustee may change the regular ex-dividend date for Shares to another date within the month or quarter if it is determined by the Sponsor and the Trustee, in their discretion, that this would be advantageous to a Fund. Notice of any change will be provided.

                              EXPENSES OF A FUND


     After reflecting waivers and reductions, ordinary operating expenses of each Fund are currently being accrued at an annual rate of 0.30% per year of each Fund's daily NAV; future accruals will depend primarily on the level of each Fund's net assets and the level of Fund expenses. There is no guarantee that each Fund's ordinary operating expenses will not exceed 0.30% per year and under the Trust Agreement and Indenture such rate may be changed without notice. Therefore, it is possible that, on any day and during any period over the life of each Fund, total fees and expenses of each Fund may exceed 0.30% per year.



     Until further notice, the Sponsor has undertaken taht it will not permit the ordinary operating expenses of a Fund, as calculated by the Trustee, to exceed an amount that is 0.30% per year of the daily NAV of such Fund. To the extent during such period the ordinary operating expenses of a Fund do exceed the 0.30% amount, the Licensor will first waive licensing fees applicable to that Fund and, if such waiver is insufficient, the Sponsor will thereafter reimburse that Fund for or assume such excess ordinary operating expenses. Ordinary operating expenses of a Fund will not include taxes, brokerage commissions and such extraordinary non-recurring expenses as may arise, including the cost of any litigation to which a Fund or Trustee may be a party. The Licensor and the Sponsor may be repaid by a Fund for, respectively, licensing fees so waived or expenses so reimbursed or assumed, in each case to the extent that subsequently during the year expenses fall below the 0.30% per year level on any given day.

     The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse a Fund so that total expenses of a Fund are reduced, although neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

     Under the Trust Agreement and Indenture, the following charges are or may be accrued and paid by a Fund: (a) the Trustee's fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to Shares; (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect a Fund and the rights and interests of Beneficial Owners of Shares; (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of a Fund without gross negligence, bad faith, willful misconduct or willful malfeasance on its part or reckless disregard of its obligations and duties; (h) expenses incurred in contacting Beneficial Owners of Shares during the life of a Fund and upon termination of a Fund; (i) brokerage commissions and other transactional charges incurred by the Trustee when acquiring or selling Index Securities; and (j) other out-of-pocket expenses of a Fund.

     Insofar as indemnification for liability arising under the Securities Act of 1933 ("1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Sponsor reserves the right to charge each Fund a special sponsor fee from time to time in reimbursement for certain services it may provide to each Fund which would otherwise be provided by the Trustee in an amount not to exceed the actual cost of providing such services.

     In addition to the specific expenses discussed above, the following expenses are or may be charged to a Fund: (a) reimbursement to the Sponsor of amounts paid by it to the Licensor in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of Shares; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing Shares of each Fund (including, but not limited to, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the special sponsor fee and the expenses set forth in items (a), (b) and (c) in this paragraph may be charged to each Fund by the Trustee in an amount equal to the actual costs incurred, but in no case will such charges exceed 0.30% per year of the daily NAV of each Fund.


     If the income received by a Fund in the form of dividends and other distributions on the securities in the Fund's portfolio is insufficient to cover its expenses, the Trustee may make advances to a Fund to cover such expenses, secured by a lien in the Trustee's favor on the Fund's assets; otherwise the Trustee may sell securities held in a Fund's portfolio in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, plus any amounts required by the Federal Reserve Board which are related to such advances, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from: (1) dividend payments or other income of a Fund when such payments or other income is received; (2) the amounts earned or benefits derived by the Trustee on cash held for the benefit of a Fund; and (3) the sale of Securities. In the event that any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Fund Securities to reimburse itself for the amount of such advance and any accrued interest thereon. In addition to adjustments to a Fund's portfolio from time to time to conform to changes in the composition or weighting of the Index Securities, the Trustee is also ordinarily required to sell a Fund's Securities to obtain sufficient cash proceeds for the payment of a BLDRS Index Fund's fees and expenses at any time that projected annualized fees and expenses accrued on a daily basis exceed projected annualized dividends and other Fund income accrued on a daily basis by more than 1/100th of one percent (0.01%) of the NAV of the relevant Fund.

     Whenever the 0.01% threshold is exceeded, the Trustee will sell sufficient Fund Securities to cover such excess by no later than the next occasion it is required to make adjustments to Fund's portfolio due to a Misweighting unless the Trustee determines in its discretion, that such a sale is unnecessary because the cash to be generated is not needed by the Fund at that time for payment of expense then due or because the Trustee otherwise determines that such sale is not warranted or advisable. At the time of the sales the Trustee shall first sell a Fund's Securities that are over weighted as compared to their relative weighting in the relevant BNY ADR Index.

                   BOOK-ENTRY ONLY; NOTICES AND DISTRIBUTIONS

     DTC acts as securities depository for Shares pursuant to a Depository Agreement with the Trustee. Shares are represented by a single global security ("Global Security"), which is registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC. The Trustee recognizes DTC or its nominee as the owner of all Shares for purposes except as expressly set forth in the Trust Agreement and Indenture. Certificates will not be issued for Shares.

     DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934 ("Exchange Act"). DTC was created to hold the securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through an electronic book-entry system, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom own DTC. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

     Upon the settlement date of any creation, transfer or redemption of Shares, DTC will credit or debit, on its book-entry registration and transfer system, the amount of Shares so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged will be designated by the Trustee to NSCC, in the case of a creation or redemption through the Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption transacted outside of the Clearing Process. Beneficial Owners will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form thereby impairing the ability of certain investors to acquire beneficial interests in Shares.

     References to the registered or record owners of Shares mean Cede & Co., not the Beneficial Owners of Shares. Beneficial Owners of Shares will not be entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered the record or registered holder thereof under the Trust Agreement and Indenture. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its Shares, to exercise any rights under the Trust Agreement and Indenture. The Trustee and the Sponsor understand that under existing industry practice, in the event the Trustee requests any action of a Beneficial Owner, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action or would otherwise act upon the instructions of Beneficial Owners owning through them.

     To effect communications with Beneficial Owners, DTC is required to make available to the Trustee upon request and for a fee to be charged to the relevant Fund a listing of the Share holdings of each DTC Participant. The Trustee will inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant; and provide each such DTC Participant with copies of the relevant notice, statement or other communication, in such form, number and at such place as the DTC Participant reasonably requests so that such notice, statement or communication may be transmitted to such Beneficial Owners. In addition, the relevant Fund will pay each DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     Share distributions will be made to DTC or its nominee, Cede & Co., as the registered owner of all Shares. The Trustee and the Sponsor expect that DTC or its nominee, upon receipt of any payment of distributions in respect of Shares, will credit immediately the DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants are governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name", and are the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners.

     Under the Depository Agreement, DTC may determine to discontinue providing its service with respect to Shares at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor will take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate a Fund.

                 BUYING AND SELLING SHARES; TRADING INFORMATION

     The Shares are listed for secondary trading on NASDAQ. The Shares will trade on NASDAQ and other securities markets. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Shares will trade at prices that may differ to varying degrees from the daily NAV of the Shares. Given, however, that Shares can be issued and redeemed in Creation Units, the Sponsor believes that large discounts and premiums to NAV should not be sustained for very long.

     The Trustee will make available daily a list of the names and the required number of shares of each of the Index Securities in the current Portfolio Deposit. The Sponsor also intends to make available: (a) on a daily basis, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding Share; and (b) every 15 seconds throughout the trading day on NASDAQ a number representing, on a per Share basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value may include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Intra-day information will be available with respect to trades and quotes and underlying trading values will be published every 15 seconds throughout the trading day. Information with respect to NAV, net accumulated dividend, final dividend amount to be paid, Shares outstanding, estimated cash amount and total cash amount per Creation Unit will be available daily prior to the opening of trading on NASDAQ.

                 AMENDMENTS TO THE TRUST AGREEMENT AND INDENTURE

     The Trust Agreement and Indenture can be amended by the Sponsor and the Trustee with the consent of 51% of the Beneficial Owners of the relevant Fund to add provisions to or change or eliminate provisions or to modify the rights of Beneficial Owners. However, the Trust Agreement and Indenture may not be amended without the consent of all of the Beneficial Owners of the relevant Fund if such amendment would: (a) permit, except in accordance with the terms and conditions of the Trust Agreement and Indenture, the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement and Indenture; (b) reduce the interest of any Beneficial Owner in a Fund; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment. Any amendment will be conclusive and binding upon Beneficial Owners and will be binding upon any Shares. The Trust Agreement and Indenture may also be amended, in certain limited circumstances, without the consent of Beneficial Owners.

                             TERMINATION OF A FUND


     If within 90 days from the Initial Date of Deposit the net worth of a Fund will have fallen to less than $100,000, the Trustee will, upon the direction of the Sponsor, terminate the Fund and distribute to each Beneficial Owner such Beneficial Owner's pro rata share of the assets of the Fund. The Sponsor has the discretionary right to direct the Trustee to terminate the relevant Fund if at any time after 90 days following and prior to three years following the Initial Date of Deposit the NAV of a Fund falls below $150,000,000 or if at any time after three years following the Initial Date of Deposit such value is less than $350,000,000, adjusted for inflation in accordance with the National Consumer Price Index for All Urban Consumers ("Discretionary Termination Amount"). Any such termination will be at the complete discretion of the Sponsor, and the Sponsor will not be liable in any way for any resulting depreciation or loss. The Trustee does not have power to terminate the Trust Agreement and Indenture or a Fund because the value of the Fund is below the Discretionary Termination Amount. The Trustee will terminate a Fund in the event that the Shares of the relevant Fund are de-listed from NASDAQ. A Fund may also be terminated upon receipt by the Trustee of written notice of the occurrence of any one or more of the following events: (a) by the agreement of the Beneficial Owners of 66-2/3% of the outstanding Shares; (b) DTC is unable or unwilling to continue to perform its functions and a comparable replacement is unavailable; (c) NSCC no longer provides clearance services with respect to the Shares, or the Trustee is no longer a participant in NSCC; (d) the Licensor ceases publishing each relevant benchmark BNY ADR Index; or (e) the License Agreement is terminated. If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of its duties under the Trust Agreement and Indenture, or if the Sponsor resigns, the Trustee may, in its discretion, in lieu of appointing a successor Sponsor, terminate the relevant Fund. A Fund will terminate on the Mandatory Termination Date. As soon as practicable after notice of termination of a Fund, the Trustee will distribute to redeemers tendering Creation Units prior to the termination date the securities and cash and upon termination of such Fund the Trustee will thereafter sell the remaining securities held in such Fund's portfolio as provided below.


     Written notice of termination, specifying the date of termination, the period during which the assets of the relevant Fund will be liquidated and Creation Units will be redeemed in cash at NAV, and the date determined by the Trustee upon which the books of the Trustee will be closed, will be given by the Trustee to each Beneficial Owner at least twenty (20) days prior to termination of a Fund. Such notice will further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor additional Portfolio Deposits will be accepted and that, as of the date thereof, the portfolio of securities delivered upon redemption will be identical in composition and weighting to the relevant Fund's portfolio rather than the securities portion of the Portfolio Deposit as in effect on the date request for redemption is made. Within a reasonable period of time after such termination the Trustee will, subject to any applicable provisions of law, sell all of the Fund Securities held in the Fund's portfolio not already distributed to redeemers of Creation Units, as provided herein, if any, in such a manner so as to effectuate orderly sales and a minimal market impact. The Trustee will not be liable for or responsible in any way for depreciation or loss incurred by reason of any sale or sales. The Trustee may suspend its sales of the relevant Fund's Shares upon the occurrence of unusual or unforeseen circumstances, including, but not limited to, a suspension in trading of a Index Security, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. Upon receipt of proceeds from the sale of the last security held in the Fund's portfolio, the Trustee will: (1) pay to itself individually from the Fund an amount equal to the sum of: (a) its accrued compensation for its ordinary services; (b) any reimbursement due to it for its extraordinary services; (c) any advances made but not yet repaid; and
(d) any other services and disbursements as provided herein; (2) deduct any and all fees and expenses from the relevant Fund; (3) deduct from the relevant Fund any amounts which it will deem requisite to be set aside as reserves for any applicable taxes or other governmental charges that may be payable out of the relevant Fund; (4) transmit to DTC for distribution each Beneficial Owner's interest in the remaining assets of a Fund; and (5) disseminate to each Beneficial Owner a final statement as of the date of the computation of the amount distributable to the Beneficial Owners. Dividends to be received by the Fund on securities held in the Fund's portfolio sold in liquidation will be aggregated and distributed ratably when all such dividends have been received.

                   CERTAIN MATERIAL FEDERAL INCOME TAX MATTERS

     The following discussion sets forth certain material U.S. Federal income tax consequences of ownership and disposition of Shares of a Fund.


     For the fiscal year ended September 30, 2003, the Funds believe that they qualified for tax treatment as "regulated investment companies" under Subchapter M of the Code. The Funds intend to continue to so qualify. To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, derived with respect to a Fund's business of investing in stocks, securities or currencies, (b) meet certain diversification tests, and (c) distribute in each year at least 90% of its investment company taxable income. If a Fund qualifies as a regulated investment company, subject to certain conditions and requirements, and except as described below, it will not be subject to federal income tax to the extent its income is distributed in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax imposed by Section 4982 of the Code on certain undistributed income of a regulated investment company that does not distribute to shareholders in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

     Dividends paid by a Fund from its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses) will generally be taxable to Beneficial Owners as ordinary income. However, to the extent that such dividends are designated by each Fund as attributable to the receipt by the Fund of "qualified dividend income," such dividends will be eligible for the 15% maximum tax rate applicable to non-corporate taxpayers through 2008. A dividend paid in January will be considered for federal income tax purposes to have been paid by a Fund and received by Beneficial Owners on the preceding December 31 if the dividend was declared in the preceding October, November or December to Beneficial Owners of record as shown on the records of DTC and the DTC Participants on a date in one of those months. Dividends paid by a Fund will generally not be eligible for the dividends received deduction for Beneficial Owners that are corporations.


     Distributions paid by a Fund from the excess of net long-term capital gains over net short-term capital losses are considered "capital gains dividends" regardless of the length of time an investor has owned Shares in the Fund. Any loss on the sale or exchange of a share held for six months or less may be treated as a long-term capital loss to the extent of any capital gain dividends received by the Beneficial Owner. Investors should note that the regular quarterly dividends paid by a Fund will not be based on the Fund's investment company taxable income and net capital gain, but rather will be based on the dividends paid with respect to the Depositary Receipts held by the Fund. As a result, a portion of the distributions of a Fund may be treated as a return of capital or a capital gain dividend for federal income tax purposes or a Fund may make additional distributions in excess of the yield performance of the Securities in order to distribute all of its investment company taxable income and net capital gain.

     Distributions in excess of a Fund's current or accumulated earnings and profits (as specially computed) generally will be treated as a return of capital for federal income tax purposes and will reduce a Beneficial Owner's tax basis in the Fund. Return of capital distributions may result, for example, if a portion of the dividends declared represents cash amounts deposited in connection with Portfolio Deposits rather than dividends actually received by the Fund. Under certain circumstances, a significant portion of a Fund's regular quarterly dividends could be treated as return of capital distributions. Such circumstances may be more likely to occur in periods during which the number of outstanding Shares fluctuates significantly, as may occur during the initial years of a Fund. Beneficial Owners will receive annual notification from the Trustee through the DTC Participants as to the tax status of the Fund's distributions. A distribution paid shortly after a purchase or creation of Shares will be taxable even though in effect it may represent a return of capital.

     The sale of Shares of a Fund by a Beneficial Owner is a taxable event, and may result in a gain or loss, which generally should be a capital gain or loss for Beneficial Owners that are not dealers in securities.

     Dividends received by each Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce such taxes. Because more than 50% of the total assets of each Fund will consist of Depositary Receipts with respect to foreign securities, each Fund intends to "pass through" certain foreign income taxes (including withholding taxes) paid by the Fund. This means that Beneficial Owners will be considered to have received, as an additional dividend, their share of such foreign taxes, but, subject to certain conditions, Beneficial Owners may be entitled to either a corresponding tax deduction in calculating their taxable income, or, subject to certain limitations (including special limitations that apply in the case of foreign-source "qualified dividend income"), a credit in calculating federal income tax.


     Adverse federal income tax consequences, including potentially a tax liability imposed on the Fund, could arise if a Fund holds Depositary Receipts of an entity that is classified as a "passive foreign investment company" (a "PFIC") under the Code. In order to avoid such a tax, a Fund may elect to mark-to-market its PFIC holdings each year. Any net appreciation would then be treated as ordinary income. Alternatively, under certain conditions, a Fund may be able to elect to include in income currently its share of the PFIC's ordinary earnings and long-term capital gains, whether or not such income were actually distributed by the PFIC. Because it is not always possible to identify an issuer as a PFIC in a timely manner, a Fund may incur the PFIC tax in some instances; the PFIC tax can be quite punitive in its operation.

     Under the Code, an in-kind redemption of Shares of a Fund will not result in the recognition of taxable gain or loss by the Fund but generally will constitute a taxable event for the redeeming shareholder. Upon redemption, a Beneficial Owner generally will recognize gain or loss measured by the difference on the date of redemption between the aggregate value of the cash and securities received and its tax basis in the Shares redeemed. Securities received upon redemption (which will be comprised of the securities portion of the Portfolio Deposit in effect on the date of redemption) generally will have an initial tax basis equal to their respective market values on the date of redemption. The Internal Revenue Service ("IRS") may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner's economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences. Beneficial Owners of Shares in Creation Unit size aggregations should consult their own tax advisors as to the consequences to them of the redemption of Shares in a Fund.

     Dividend distributions, capital gains distributions, and capital gains from sales or redemptions may also be subject to state, local and foreign taxes. Beneficial Owners are urged to consult their tax advisors regarding the applicability of such taxes to their particular situations.

     Deposit of a Portfolio Deposit with the Trustee in exchange for Shares in a Fund in Creation Unit size aggregations will not result in the recognition of taxable gain or loss by the Fund but generally will constitute a taxable event to the depositor under the Code, and a depositor generally will recognize gain or loss with respect to each security deposited equal to the difference between the amount realized in respect of the security and the depositor's tax basis therein. The amount realized with respect to a security deposited should be determined by allocating the value on the date of deposit of the Fund Shares received (less any cash paid to the Fund, or plus any cash received from the Fund, in connection with the deposit) among the securities deposited on the basis of their respective fair market values at that time. The IRS may assert that any resulting losses may not be deducted by a depositor on the basis that there has been no material change in the depositor's economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences. Depositors should consult their own tax advisors as to the tax consequences to them of a deposit to a Fund.


     The Trustee has the right to reject the order to create Creation Units transmitted to it by the Distributor if the depositor or group of depositors, upon obtaining the Shares ordered, would own eighty percent (80%) or more of the outstanding Shares of the Fund, and if pursuant to Section 351 of the Code such a circumstance would result in the Fund having a basis in the securities deposited different from the market value of such securities on the date of deposit. The Trustee has the right to require information regarding Fund ownership pursuant to the Participant Agreement and from DTC and to rely thereon to the extent necessary to make the foregoing determination as a condition to the acceptance of a Portfolio Deposit.


     Ordinary income dividends to Beneficial Owners who are non-resident aliens will be subject to a thirty percent (30%) United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable tax treaties. If the non-resident Shareholders were to invest directly in the foreign securities held by the Funds, dividends on such securities would not be subject to U.S. withholding tax. Furthermore, the election to "pass-through" foreign income taxes, as described above, will generally increase the amounts subject to U.S. withholding with no assurance that the non-resident Shareholders will be able to claim any corresponding credit or deduction. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of United States withholding tax, as well as United States estate taxes.


     "Backup withholding" will apply to dividends, capital gain distributions, redemptions and sales of Fund Shares unless (a) the Beneficial Owner is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. The rate of such backup withholding is currently 28%. The amount of any backup withholding from a payment to a Beneficial Owner will be allowed as a credit against the holder's U.S. federal income tax liability and may entitle such holder to a refund from the IRS, provided that the required information is furnished to the IRS.


ERISA Considerations

     In considering the advisability of an investment in a Fund, fiduciaries of pension, profit sharing or other tax-qualified retirement plans (including Keogh Plans) and welfare plans (collectively, "Plans") subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider whether an investment in a Fund is permitted by the documents and instruments governing the Plan and whether the investment satisfies the exclusive benefit, prudence and diversification requirements of ERISA. Individual retirement account ("IRA") investors should consider that an IRA may make only such investments as are authorized by its governing instruments.

     The fiduciary standards and prohibited transaction rules of ERISA and the Code will not apply to transactions involving Fund Securities while Shares are held by a Plan or IRA. Unlike many other investment vehicles offered to Plans and IRAs, Fund Securities will not be treated as "plan assets" of the Plans or IRAs which acquire or purchase Fund Shares. Although ERISA imposes certain duties on Plan fiduciaries and ERISA and/or Section 4975 of the Code prohibit certain transactions involving "plan assets" between Plans or IRAs and their fiduciaries or certain related persons, those rules will not apply to transactions involving Fund Securities because Fund Shares represent an interest in a Fund, and a Fund is registered as an investment company under the 1940 Act. ERISA, the Code and U.S. Department of Labor regulations contain unconditional language exempting the assets of registered investment companies from treatment as "plan assets" in applying the fiduciary and prohibited transaction provisions of ERISA and the Code.

     Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes on investments in Fund Shares and the considerations discussed above, to the extent applicable.

     The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local and foreign tax consequences to them of an investment in a Fund, including the effect of possible legislative changes.

                                   THE TRUSTEE

     The Trustee is The Bank of New York, a corporation organized under the laws of the State of New York with trust powers. The Trustee has a trust office at 101 Barclay Street, Floor 6E, New York, NY 10286 and its Internal Revenue Service Employer Identification Number is 13-5160382. The Trustee holds each Funds' assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. The Trustee may be reimbursed by a Fund for its out-of-pocket expenses relating to its services as Trustee (the Funds will not reimburse expenses of The Bank of New York in its capacity as Licensor). The Trustee is subject to supervision and examination by the Federal Reserve Bank of New York, the Federal Deposit Insurance Corporation and the New York State Banking Department.

     For services performed under the Trust Agreement and Indenture, the Trustee is paid by each Fund a fee at an annual rate of 6/100 of 1% to 10/100 of 1% of the NAV of each Fund, as shown below, such percentage amount to vary depending on the NAV of a Fund. Such compensation is computed on each Business Day on the basis of the NAV of each Fund on such day, and the amount thereof is accrued daily and paid monthly.

                                TRUSTEE FEE SCALE

              NAV of a Fund                 Fee as a Percentage of NAV
          (in U.S. Dollars ($))                     of a Fund
----------------------------------------   ---------------------------
0-499,999,999 ..........................   10/100 of 1% per year*
500,000,000-2,499,999,999 ..............   8/100 of 1% per year*
2,500,000,000 and above ................   6/100 of 1% per year*

-------------

* The fee indicated applies to that portion of the NAV of a Fund that falls in the size category indicated.

     The Trustee may resign and be discharged of the Trust created by the Trust Agreement and Indenture by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning Shares for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the appointment of and the acceptance by the Trust of a successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate.

     If the Trustee becomes incapable of acting as such or is adjudged bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement and Indenture. The Sponsor shall mail notice of such discharge and appointment via the DTC Participants to Beneficial Owners. Upon a successor Trustee's execution of a written acceptance of an appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be: (a) a trust company, corporation or national banking association organized, doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profit of not less than $50,000,000.

     Beneficial Owners of 51% of the then outstanding Shares may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above.

     The Trust Agreement and Indenture limits the Trustee's liabilities. It provides, among other things, that the Trustee is not liable for: (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or stocks or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Fund Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Fund Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

     The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

                                   THE SPONSOR

     The Sponsor is a Delaware corporation incorporated on August 7, 1998 with offices at 9513 Key West Avenue, Rockville, Maryland 20850. The Sponsor's Internal Revenue Service Employer Identification Number is 52-2115391. NASDAQ owns all of the Sponsor's outstanding shares of common stock. NASDAQ is a "control person" of the Sponsor as such term is defined in the 1933 Act.

     The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell Shares to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of Shares within a specified period.

     If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement and Indenture and such failure is not cured within fifteen (15) Business Days following receipt of notice from the Trustee, or resigns, or becomes bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or may terminate the Trust Agreement and Indenture and liquidate the Trust. Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Sponsor's execution of a written acceptance of appointment as Sponsor of the Trust, the successor Sponsor becomes vested with all of the rights, powers, duties and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

     The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and Indenture and liquidates the Trust. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever will not cause the termination of the Trust Agreement and Indenture or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of Shares.

     The Trust Agreement and Indenture provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of Shares for taking any action, or for refraining from taking any action, made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement and Indenture. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the sale of any Fund Securities. The Trust Agreement and Indenture further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement and Indenture, including the payment of the costs and expenses of defending against any claim or liability.

                                  INDEX LICENSE


     The Sponsor pays an annual licensing fee to the Licensor equal to 6/100th of one percent of the aggregate net assets of each Fund, and is reimbursed by each Fund for such payment. The Licensor will work closely with the Sponsor and the Distributor to foster the success of the Funds and expects to commit financial and management resources to the initial and ongoing marketing of the Shares. The Licensor has agreed to waive licensing fees in certain circumstances. See "Expenses of a Fund."


                SELECTION CRITERIA, CONSTRUCTION AND MAINTENANCE
                       STANDARDS FOR THE BNY ADR INDEXES

     The BNY ADR Indexes are subindexes of the BNY ADR Composite Index, which is a composite of all Depositary Receipts in American, Global or New York share form that are listed for trading on NASDAQ, the NYSE, and the AMEX, subject to eligibility requirements as stated below.

     The "ADR Index Administrator" of the Licensor makes additions to and removals from each BNY ADR Composite Index by applying specific criteria as set out in The Bank of New York ADR Index Administration and Procedures Manual which is described generally below. The decisions of the ADR Index Administrator are subject to the review of the "ADR Index Committee".

     The ADR Index Committee currently consists of 14 individuals ("Members"). Ten Members are employees of the Licensor, while the other four Members are not employees of The Bank of New York ("Non-Licensor Members"). Two of the Non-Licensor Members are nominated by the Sponsor's parent, NASDAQ. Members are subject to strict guidelines which ensure the objectivity and independence of each Member's decision making.

     The Bank of New York has adopted a code of conduct and policy which is designed to prevent fraud, deception and misconduct against the Trust and each Fund and provides reasonable standards of conduct for The Bank of New York, its affiliates and employees. In addition, The Bank of New York has adopted firewall procedures ("Firewall Procedures") which sets forth internal controls and procedures at The Bank of New York and its affiliates with respect to the Trust and the Funds. The purpose of these Firewall Procedures is to: (i) prevent information regarding the various BNY ADR Indexes from being misused by The Bank of New York, its affiliates, its employees and Members; and (ii) prevent manipulation of the BNY ADR Indexes as would result in the prioritizing the interests of The Bank of New York over the shareholders of the Funds or the market in general.

     The issuers of the Depositary Receipts are subject to SEC registration and disclosure requirements under U.S. securities laws or have an exemption from U.S. reporting requirements based on historic listings prior to 1983. Eligible securities are evaluated to ensure their overall consistency with the character, design and purpose of each BNY ADR Index, to further its use as an effective benchmark.

     The BNY ADR Indexes are capitalization weighted, using an index formula based upon the aggregate of prices times share quantities. The number of shares outstanding used in the index calculation generally represents the entire class(es) or series that trades in the issuer's local market and that is eligible to be converted into the form of Depositary Receipts already trading in the U.S. These shares are adjusted by a "free-float" factor and a Depositary Receipt conversion ratio, and the result is multiplied by the last sale price as reported on NASDAQ, the NYSE, or the AMEX. All of the BNY ADR Indexes are denominated in U.S. dollars and are calculated on a price only and total rate of return basis, with the reinvestment of dividends as of the ex-dividend date.

     The BNY ADR Indexes are ordinarily calculated every business day on which the U.S. stock exchanges are open for trading, regardless of regular trading in local markets.

     To be eligible for inclusion in the BNY ADR Indexes, a security must have:

     (1) A price greater than or equal to $3, (2) a minimum 3 month average daily Depositary Receipt trading volume greater than or equal to 25,000 shares, or 125,000 ordinary shares in the local market and (3) Free-float adjusted market capitalization greater than or equal to $250 million.

     In the case of new ADRs with both ADRs and ordinary volume measurable for a period of less than 3 months, average daily Depositary Receipts trading volume or local share trading volume for the available time period will be used in the calculation. In addition, the ADR must trade at least once within any 20 day period. For re-inclusion in the BNY ADR Indexes, the Depositary Receipts must trade at least once in 2 consecutive 10 day periods.

     Component Depositary Receipts are reviewed quarterly ("Quarterly Review"). During the Quarterly Review, current components (current "members" of the Indexes) are retained provided that the above eligibility requirements are met and provided that the free float adjusted market capitalization of the smallest member is no more than 5% lower than that of the largest eligible non-member not included in the indexes. Otherwise, the smallest component is replaced with the largest eligible non-member. The process continues with the second smallest current member compared to the second largest eligible non-member, and so on. Moreover, if at any time during the period, a member of one of the Indexes is dropped, the security will be replaced by the largest eligible non-member.

     Quarterly Reviews are ordinarily performed at the close of trading on the Thursday before the second Friday in March, June, September and December. New shares will be announced by the Thursday preceding the third Friday in March, June, September and December. All changes will be made effective prior to the opening of trading following the third Friday in March, June, September and

December. As stated, the BNY ADR Indexes are capitalization weighted. Current market capitalization weights of the index components are subject to adjustment by quarterly index weight rebalancings as described below:

     (a) The percent weight of the total index market capitalization represented by any individual component Depositary Receipts may not exceed 23%, and,

     (b) With respect to 55% of the total index market capitalization, the index weights of component Depositary Receipts must be diversified so that no single index component exceeds 4.5%.

     Ordinarily, as of the close of trading on the Thursday preceding the second Friday in March, June, September and December, if one or more index components exceed either or both of the limits above, the index weights of these component Depositary Receipts will be reduced and redistributed across the remaining index component Depositary Receipts that do not exceed these limits. The index algorithms used for these calculations are available upon request.

     The BNY ADR Indexes are monitored and maintained to account for company additions and deletions, share changes and corporate actions (such as stock splits, stock dividends, spin-offs, etc.) Some corporate actions, such as stock splits and stock dividends, require simple changes in the common shares outstanding and the Depositary Receipts prices of companies in the BNY ADR Indexes. Such corporate actions, which require no adjustment to a BNY ADR Index divisor, will be implemented prior to the opening of trading on the effective date of the corporate action.

     Other corporate actions, such as share issuances that change the market capitalization, may require an adjustment to the index divisor. Index divisor adjustments are ordinarily made to avoid index discontinuity due to adjustments made for corporate actions. Divisor adjustments are ordinarily made after the calculation of the closing value of the BNY ADR Indexes, and prior to the opening of trading on the effective date of such corporate actions. Constituent component Depositary Receipts that have share changes less than or equal to 10% will be adjusted on a quarterly basis along with the Quarterly Review mentioned above. Depositary Receipts with share changes that affect outstanding shares by greater than 10% will be adjusted prior to the opening of trading on the date of effectiveness of the share change.

Types of Depositary Receipt Facilities

     Companies have a choice of four types of Depositary Receipt facilities: unsponsored and three levels of sponsored Depositary Receipts. Unsponsored Depositary Receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company. Sponsored Depositary Receipts are issued by one depository appointed by the company under a Deposit Agreement or service contract.

Sponsored Level I Depositary Receipts


     Although no Fund holds any Level I Depositary Receipts, Level I Depositary Receipts are traded in the U.S. over-the-counter market and on some exchanges outside the United States. The company does not have to comply with U.S. Generally Accepted Accounting Principles ("GAAP") or full SEC disclosure. Numerous companies such as Glaxo SmithKline Plc, Hanson Plc, Bank of Ireland, AstraZeneca Plc and Ashanti Gold Fields Company Ltd. started with a Level I program and have upgraded to a Level II (Listing) or Level III (Offering) program.


     All Depositary Receipts within the BNY ADR Indexes are either Level II or Level III Depositary Receipts.

Sponsored Level II and Level III Depositary Receipts

     Companies that wish to list their securities on an exchange or NASDAQ in the U.S. use sponsored Level II or Level III Depositary Receipts, respectively. These types of Depositary Receipts can also be listed on some exchanges outside the United States. Each level requires different SEC registration and reporting, plus adherence to GAAP. The companies must also meet the listing requirements of the national exchange or market (NASDAQ, NYSE, or AMEX), whichever it chooses.


     The table below illustrates the percentage of Unsponsored Component Depositary Receipts for each BNY ADR Index as of September 30, 2003:



    BNY Asia 50 ADR Index .......................       4%
    BNY Developed Markets 100 ADR Index .........       3%
    BNY Emerging Markets 50 ADR Index ...........       --
    BNY Europe 100 ADR Index ....................       1%


     Information regarding the specific level of sponsorship of each component Depositary Receipt within the BNY ADR Indexes is available on the Licensor's website (http://www.adrbny.com).

                  BNY ADR INDEX CALCULATION AND DISSEMINATION

     The value of each BNY ADR Index will be calculated continuously and disseminated every 15 seconds over the Consolidated Tape Association's Network
B. The major electronic financial data vendors -- Bloomberg, Quotron, Reuters and Bridge Information Systems -- are expected to publish information on each BNY ADR Index for their subscribers.

     Brief descriptions of the BNY ADR Indexes on which the Funds are based and the equity markets in which the Funds are invested are provided below.

The BNY Asia 50 ADR Index

     General Background


     The BNY Asia 50 ADR Index is intended to give investors a benchmark for tracking the price and yield performance of Depositary Receipts from the Asian market. A list of the 50 component Depositary Receipts included in The BNY Asia 50 ADR Index as of September 30, 2003 and the industry groups comprising The BNY Asia 50 ADR Index as of September 30, 2003 is included below.





Component Depositary Receipts                             Industries/Sectors
------------------------------------------------   --------------------------------
Toyota Motor Corporation .......................   Automobile Manufacturers
NTT Docomo Inc .................................   Wireless Communications
Honda Motor Co., Ltd ...........................   Automobile Manufacturers
Mitsubishi Tokyo Financial Group, Inc ..........   Banks
Canon Inc ......................................   Technology Hardware & Equipment
Taiwan Semiconductor Manufacturing Co Ld           Semiconductors
National Australia Bank Ltd ....................   Banks
Nomura Holdings ................................   Investment Services
Sony Corp ......................................   Leisure Goods & Services
Matsushita Electrical Industrial Co., Inc ......   Leisure Goods & Services
Nissan Motor Co Ltd ............................   Automobile Manufacturers
BHP Billiton Ltd ...............................   Mining & Minerals
Nippon Telegraph and Telephone
  Corporation ..................................   Fixed-Line Communications
The News Corporation Ltd .......................   Broadcasting
Westpac Banking Corp ...........................   Banks
Australia and New Zealand Banking Group ........   Banks
Hitachi Ltd ....................................   Advanced Industrial Equipment
Fuji Photo Film Co Ltd .........................   Leisure Goods & Services
NEC Corp .......................................   Technology Hardware & Equipment
The News Corporation Ltd .......................   Broadcasting
United Microelectronics Corp ...................   Semiconductors
China Mobile HK Ltd ............................   Wireless Communications
Mitsui and Company Ltd .........................   General Industrial Services
Kyocera Corp ...................................   Electric Components & Equipment
Kookmin Bank ...................................   Banks
SK Telecom Co Ltd ..............................   Wireless Communications
Infosys Technologies Ltd .......................   Software
Sanyo Electric Co Ltd ..........................   Leisure Goods & Services
Kirin Brewery Co Ltd ...........................   Beverage
TDK Corp .......................................   Electric Components & Equipment
Telstra Corp Ltd ...............................   Fixed-Line Communications
Coles Myer Ltd .................................   Retail
Petrochina Co ..................................   Energy
KT Corp ........................................   Fixed-Line Communications
Advantest Corp .................................   Advanced Industrial Equipment

Component Depositary Receipts                        Industries/Sectors
-------------------------------------------   --------------------------------
Amcor Ltd .................................   Containers & Packaging
Telecom Corp of New Zealand ...............   Fixed-Line Communications
Kubota Corp ...............................   Industrial Equipment
Pioneer Corp ..............................   Leisure Goods & Services
Alumina Ltd ...............................   Mining & Minerals
CNOOC Ltd .................................   Energy
AU Optronics Corp .........................   Technology Hardware & Equipment
Nidec Corp ................................   Electric Components & Equipment
WMC Resources Ltd .........................   Mining & Minerals
Korea Electric Power Corp .................   Electrical Utilities
P T Telekomunikasi Indonesia Tbk ..........   Fixed-Line Communications
China Petroleum and Chemical Corp .........   Energy
POSCO .....................................   Mining & Minerals
Chunghwa Telecom Co. Ltd ..................   Fixed-Line Communications
CSK Corp ..................................   Technology Services



Aggregate Free-Float Market Capitalization .........   $  767,986,529,334.00
  Number of Constituents ...........................                     50
  Percent of Ten Largest Constituents ..............                  52.13%

10 Largest Components by Free-Float Market Capitalization:




                                                    Free-Float Market                     Cumulative
                                                      Capitalization          Index         Index
Company                                           (In U.S. Dollars ($))       Weight        Weight
----------------------------------------------   -----------------------   -----------   -----------
Toyota Motor Corp ............................   $ 96,416,458,334.00           12.55%        12.55%
NTT Docomo Inc ...............................   $ 40,295,247,538.00            5.25%        17.80%
Honda Motor Co Ltd ...........................   $ 39,288,372,480.00            5.12%        22.92%
Mitsubishi Tokyo Financial Group Inc .........   $ 37,803,266,552.00            4.92%        27.84%
Canon Inc ....................................   $ 35,080,902,016.00            4.57%        32.41%
Taiwan Semiconductor Manufacturing
  Co Ld ......................................   $ 32,673,109,882.00            4.25%        36.66%
National Australia Bank Ltd ..................   $ 31,400,734,583.00            4.09%        40.75%
Nomura Holdings ..............................   $ 29,867,778,133.00            3.89%        44.64%
Sony Corp ....................................   $ 29,777,639,327.00            3.88%        48.52%
Matsushita Elec Indl Co., Inc ................   $ 27,754,747,801.00            3.61%        52.13%
                                                                               -----
    Total ....................................                                 52.13%
                                                                               =====

10 Largest Industry Groups (% Index Weight):





                                            Free-Float Market                  Cumulative
                                              Capitalization         Index       Index
Industry                                  (In U.S. Dollars ($))      Weight      Weight
--------------------------------------- ------------------------- ----------- -----------
Automobile Manufacturers ..............   $  163,041,100,278.00       21.23%      21.23%
Banks .................................   $  117,100,315,615.00       15.25%      36.48%
Leisure Goods & Services ..............   $   83,545,358,906.00       10.88%      47.36%
Wireless Communications ...............   $   60,597,780,725.00        7.89%      55.25%
Technology Hardware & Equipment .......   $   51,316,947,735.00        6.68%      61.93%
Fixed-Line Communications .............   $   46,747,420,723.00        6.09%      68.02%
Semiconductors ........................   $   43,561,635,187.00        5.67%      73.69%
Mining & Minerals .....................   $   36,193,201,350.00        4.71%      78.40%
Broadcasting ..........................   $   32,505,487,345.00        4.23%      82.63%
Investment Services ...................   $   29,867,778,133.00        3.89%      86.52%
                                                                      -----
    Total .............................                               86.52%
                                                                      =====

The BNY Developed Markets 100 ADR Index

     General Background

     The BNY Developed Markets 100 ADR Index is intended to give investors a benchmark for tracking the price and yield performance of Developed Markets Depositary Receipts. A list of the 100 component Depositary Receipts included in The BNY Developed Markets 100 ADR Index as of September 30, 2003 and the industry groups comprising The BNY Developed Markets 100 ADR Index as of September 30, 2003 is included below.





Component Depositary Receipts                              Industries/Sectors
-------------------------------------------------   --------------------------------
BP plc ..........................................   Energy
HSBC Holdings PLC ...............................   Banks
Vodafone Group PLC ..............................   Wireless Communications
GlaxoSmithKline Plc .............................   Pharmaceuticals
Total S.A. ......................................   Energy
Novartis AG .....................................   Pharmaceuticals
Toyota Motor Corporation ........................   Automobile Manufacturers
Royal Dutch Petroleum Co. .......................   Energy
Nokia Corporation ...............................   Communications Technology
AstraZeneca PLC .................................   Pharmaceuticals
The Shell Transport and Trading Co PLC ..........   Energy
Telefonica SA ...................................   Fixed-Line Communications
Barclays PLC ....................................   Banks
Siemens AG ......................................   Communications Technology
Santander Central Hispano SA ....................   Banks
NTT Docomo Inc ..................................   Wireless Communications
Honda Motor Co Ltd ..............................   Automobile Manufacturers
ENI SPA .........................................   Energy
Lloyds TSB Group PLC ............................   Banks
Credit Suisse Group .............................   Banks
Mitsubishi Tokyo Financial Group Inc ............   Banks
Aventis .........................................   Pharmaceuticals
Canon Inc .......................................   Technology Hardware & Equipment
Deutsche Telekom AG .............................   Fixed-Line Communications
Diageo Plc ......................................   Beverage
Unilever NV .....................................   Food
ING Group NV ....................................   Insurance
Banco Bilbao Vizcaya Argentaria S.A. ............   Banks
E.ON AG .........................................   Electrical Utilities
National Australia Bank Ltd .....................   Banks
Nomura Holdings .................................   Investment Services
Sony Corporation ................................   Leisure Goods & Services
Koninklijke Philips Electronics NV ..............   Leisure Goods & Services
Allianz Aktiengesellschaft ......................   Insurance

Component Depositary Receipts                            Industries/Sectors
-----------------------------------------------   --------------------------------
ABN AMRO Holding N.V. .........................   Banks
Matsushita Electrical Industrial Co., Inc .....   Leisure Goods & Services
Nissan Motor Co Ltd ...........................   Automobile Manufacturers
Anglo American Plc ............................   Mining & Minerals
BHP Billiton Ltd ..............................   Mining & Minerals
BT Group plc ..................................   Fixed-Line Communications
Unilever PLC ..................................   Food
SAP AG ........................................   Software
BASF Aktiengesellschaft .......................   Chemicals
Nippon Telegraph and Telephone
  Corporation .................................   Fixed-Line Communications
AXA ...........................................   Insurance
Rio Tinto PLC .................................   Mining & Minerals
Ericsson LM Telephone Co ......................   Communications Technology
Telecom Italia SPA ............................   Fixed-Line Communications
Sanofi-Synthelabo .............................   Pharmaceuticals
France Telecom ................................   Fixed-Line Communications
The News Corporation Ltd ......................   Broadcasting
National Grid Transco PLC .....................   Electrical Utilities
Westpac Banking Corp ..........................   Banks
Groupe Danone .................................   Food
Vivendi Universal .............................   Broadcasting
Australia and New Zealand Banking Group .......   Banks
Hitachi Ltd ...................................   Advanced Industrial Equipment
British American Tobacco PLC ..................   Tobacco
BHP Billiton PLC ..............................   Mining & Minerals
Aegon NV ......................................   Insurance
Repsol YPF SA .................................   Energy
BG Group plc ..................................   Energy
Suez ..........................................   Electrical Utilities
Endesa SA .....................................   Electrical Utilities
Bayer AG ......................................   Chemicals
Fuji Photo Film Co Ltd ........................   Leisure Goods & Services
STMicroelectronics NV .........................   Semiconductors
Prudential PLC ................................   Insurance
ALCATEL .......................................   Communications Technology
Cadbury Schweppes PLC .........................   Food
Royal KPN N.V. ................................   Fixed-Line Communications
Allied Irish Banks PLC ........................   Banks
British Sky Broadcasting Group PLC ............   Broadcasting
NEC Corp ......................................   Technology Hardware & Equipment
The News Corporation Ltd ......................   Broadcasting
Imperial Tobacco Group PLC ....................   Tobacco
Enel SpA ......................................   Electrical Utilities
Sanpaolo IMI S.p.A. ...........................   Banks

Component Depositary Receipts                  Industries/Sectors
-------------------------------------   --------------------------------
Bank of Ireland .....................   Banks
Scottish Power PLC ..................   Electrical Utilities
Lafarge .............................   Building Materials
Mitsui and Company Ltd ..............   General Industrial Services
Reed Elsevier PLC ...................   Publishing
WPP Group PLC .......................   Advertising
Kyocera Corp ........................   Electric Components & Equipment
CRH PLC .............................   Building Materials
Portugal Telecom SGPS SA ............   Fixed-Line Communications
Koninklijke Ahold NV ................   Food Retailers & Wholesalers
UPM-Kymmene Corporation .............   Forest Products & Paper
Akzo Nobel NV .......................   Chemicals
mmO2 Plc ............................   Wireless Communications
Novo Nordisk A/S ....................   Pharmaceuticals
Sanyo Electric Co Ltd ...............   Leisure Goods & Services
Stora Enso OYJ ......................   Forest Products & Paper
Norsk Hydro ASA .....................   Mining & Minerals
Pearson Plc .........................   Publishing
Reed Elsevier NV ....................   Publishing
Schering Aktiengesellschaft .........   Pharmaceuticals
TDK Corp ............................   Electric Components & Equipment
Telstra Corp Ltd ....................   Fixed-Line Communications




Aggregate Free-Float Market Capitalization ......... $  3,027,125,573,001.00
  Number of Constituents ...........................                    100
  Percent of Ten Largest Constituents ..............                  36.29%



10 Largest Components by Free-Float Market Capitalization:





                                    Free-Float Market                 Cumulative
                                      Capitalization         Index      Index
Company                           (In U.S. Dollars ($))     Weight      Weight
------------------------------- ------------------------- ---------- -----------
BP plc ........................   $  155,085,513,782.00       5.12%      5.12%
HSBC Holdings PLC .............   $  143,150,396,466.00       4.73%      9.85%
Vodafone Group PLC ............   $  137,985,216,228.00       4.56%     14.41%
GlaxoSmithkline Plc ...........   $  126,620,178,431.00       4.18%     18.59%
Total S.A. ....................   $  102,677,256,476.00       3.39%     21.99%
Novartis AG ...................   $   98,423,864,546.00       3.25%     25.24%
Toyota Motor Corp .............   $   96,416,458,334.00       3.19%     28.42%
Royal Dutch Petroleum .........   $   92,788,463,300.00       3.07%     31.49%
Nokia Corporation .............   $   74,691,351,400.00       2.47%     33.95%
AstraZeneca PLC ...............   $   70,628,174,820.00       2.33%     36.29%
                                                             -----
    Total .....................                              36.29%
                                                             =====

10 Largest Industry Groups (% Index Weight):




                                        Free-Float Market                  Cumulative
                                          Capitalization         Index       Index
Industry                              (In U.S. Dollars ($))      Weight      Weight
----------------------------------- ------------------------- ----------- -----------
Banks ............................. $  515,410,918,549.00         17.03%      17.03%
Energy ............................ $  481,214,813,550.00         15.90%      32.92%
Pharmaceuticals ................... $  369,569,829,829.00         12.21%      45.13%
Fixed-Line Communications ......... $  212,987,809,233.00          7.04%      52.17%
Wireless Communications ........... $  186,465,038,166.00          6.16%      58.33%
Automobile Manufacturers .......... $  163,041,100,278.00          5.39%      63.71%
Communications Technology ......... $  160,276,663,415.00          5.29%      69.01%
Insurance ......................... $  115,162,006,810.00          3.80%      72.81%
Leisure Goods & Services .......... $  108,859,144,366.00          3.60%      76.41%
Electrical Utilities .............. $  104,550,491,471.00          3.45%      79.86%
                                                                  -----
    Total .........................                               79.86%
                                                                  =====

The BNY Emerging Markets 50 ADR Index

     General Background


     The BNY Emerging Markets 50 ADR Index is intended to give investors a benchmark for tracking the price and yield performance of Emerging Markets Depositary Receipts. A list of the 50 component Depositary Receipts included in The BNY Emerging Markets 50 ADR Index as of September 30, 2003 and the industry groups comprising The BNY Emerging Markets 50 ADR Index as of September 30, 2003 is included below.





Component Depositary Receipts                           Industries/Sectors
----------------------------------------------   --------------------------------
Taiwan Semiconductor Manufacturing Co Ld......   Semiconductors
Teva Pharmaceutical Industries, Ltd. .........   Pharmaceuticals
United Microelectronics Corporation ..........   Semiconductors
China Mobile HK Ltd ..........................   Wireless Communications
Telefonos de Mexico SA de CV .................   Fixed-Line Communications
Kookmin Bank .................................   Banks
SK Telecom Co Ltd ............................   Wireless Communications
America Movil SA de CV .......................   Wireless Communications
Infosys Technologies Ltd .....................   Software
Petroleo Brasileiro SA .......................   Energy
Sasol Ltd ....................................   Chemicals
Petroleo Brasileiro SA .......................   Energy
Cemex SA de CV ...............................   Building Materials
Petrochina Co ................................   Energy
KT Corporation ...............................   Fixed-Line Communications
Companhia Vale Do Rio Doce ...................   Mining & Minerals
Companhia de Bebidas das Americas ............   Beverage
Gold Fields Ltd ..............................   Mining & Minerals
Companhia Vale Do Rio Doce ...................   Mining & Minerals
Grupo Televisa SA ............................   Broadcasting
Anglogold Ltd ................................   Mining & Minerals
Banco Itau Holding Financeira SA .............   Banks
CNOOC Ltd ....................................   Energy
AU Optronics Corp ............................   Technology Hardware & Equipment
Tele Norte Leste Participacoes SA ............   Fixed-Line Communications
Korea Electric Power Corp ....................   Electrical Utilities
Banco Bradesco SA ............................   Banks
P T Telekomunikasi Indonesia Tbk .............   Fixed-Line Communications
Sappi Ltd ....................................   Forest Products & Paper
Harmony Gold Mining Company Ltd ..............   Mining & Minerals
China Petroleum and Chemical Corp ............   Energy
POSCO ........................................   Mining & Minerals
Chunghwa Telecom Co., Ltd ....................   Fixed-Line Communications
Icici Bank Ltd ...............................   Banks

Component Depositary Receipts                      Industries/Sectors
--------------------------------------------   --------------------------
Compania De Minas Buenaventura SA ..........   Mining & Minerals
China Unicom Ltd ...........................   Wireless Communications
Fomento Economico Mexicano SA ..............   Beverage
Advanced Semiconductor Engineering Inc .....   Semiconductors
Huaneng Power International Inc ............   Electrical Utilities
China Telecom Corporation Limited ..........   Fixed-Line Communications
Satyam Computer Services Ltd ...............   Software
HDFC Bank Ltd ..............................   Banks
Embraer-Empresas Brasileira de Aeronautica     Aerospace
Mobile Telesystems OJSC ....................   Wireless Communications
Brasil Telecom Participacoes SA ............   Fixed-Line Communications
Vimpel Communications ......................   Wireless Communications
Magyar Tavkozlesi RT .......................   Fixed-Line Communications
Compania De Telecomunicaciones De Chile.....   Fixed-Line Communications
Unibanco-Uniao de Bancos Brasileiros .......   Banks
Dr Reddys Laboratories Ltd .................   Pharmaceuticals




Aggregate Free-Float Market Capitalization .........   $  251,811,527,782.00
  Number of Constituents ...........................                     50
  Percent of Ten Largest Constituents ..............                  48.93%



10 Largest Components by Free-Float Market Capitalization:





                                            Free-Float Market                     Cumulative
                                              Capitalization          Index         Index
Company                                   (In U.S. Dollars ($))       Weight        Weight
--------------------------------------   -----------------------   -----------   -----------
Taiwan Semiconductor Manufacturing
  Co Ld ..............................   $  32,673,109,882.00          12.98%        12.98%
Teva Pharmaceutical Ind ..............   $  13,999,058,102.00           5.56%        18.53%
United Microelectronics Corp .........   $  10,888,525,305.00           4.32%        22.86%
China Mobile HK Ltd ..................   $  10,750,130,020.00           4.27%        27.13%
Telefonos de Mexico SA de CV .........   $  10,551,775,183.00           4.19%        31.32%
Kookmin Bank .........................   $   9,758,618,629.00           3.88%        35.19%
SK Telecom Co Ltd ....................   $   9,552,403,167.00           3.79%        38.99%
America Movil SA de CV ...............   $   8,469,931,128.00           3.36%        42.35%
Infosys Technologies Ltd .............   $   8,354,854,972.00           3.32%        45.67%
Petroleo Brasileiro SA ...............   $   8,216,678,659.00           3.26%        48.93%
                                                                       -----
    Total ............................                                 48.93%
                                                                       =====

10 Largest Industry Groups (% Index Weight):





                                         Free-Float Market                     Cumulative
                                           Capitalization          Index         Index
Industry                               (In U.S. Dollars ($))       Weight        Weight
-----------------------------------   -----------------------   -----------   -----------
Semiconductors ....................   $  45,634,617,307.00          18.12%        18.12%
Wireless Communications ...........   $  34,565,753,354.00          13.73%        31.85%
Fixed-Line Communications .........   $  32,363,482,941.00          12.85%        44.70%
Energy ............................   $  27,050,922,850.00          10.74%        55.44%
Mining & Minerals .................   $  25,760,400,136.00          10.23%        65.67%
Banks .............................   $  22,674,603,133.00           9.00%        74.68%
Pharmaceuticals ...................   $  15,383,898,063.00           6.11%        80.79%
Software ..........................   $  10,383,644,422.00           4.12%        84.91%
Beverage ..........................   $   7,011,420,830.00           2.78%        87.70%
Chemicals .........................   $   6,814,461,148.00           2.71%        90.40%
                                                                    -----
    Total .........................                                 90.40%
                                                                    =====

The BNY Europe 100 ADR Index

     General Background


     The BNY Europe 100 ADR Index is intended to give investors a benchmark for tracking the price and yield performance of European Depositary Receipts. A list of the 100 component Depositary Receipts included in The BNY Europe 100 ADR Index as of September 30, 2003 and the industry groups comprising The BNY Europe 100 ADR Index as of September 30, 2003 is included below.





Component Depositary Receipts                         Industries/Sectors
-----------------------------------------------   --------------------------
BP plc ........................................   Energy
HSBC Holdings PLC .............................   Banks
Vodafone Group PLC ............................   Wireless Communications
GlaxoSmithKline Plc ...........................   Pharmaceuticals
Total S.A. ....................................   Energy
Novartis AG ...................................   Pharmaceuticals
Royal Dutch Petroleum Co. .....................   Energy
Nokia Corporation .............................   Communications Technology
AstraZeneca PLC ...............................   Pharmaceuticals
Shell Transport and Trading Co PLC ............   Energy
Telefonica SA .................................   Fixed-Line Communications
Barclays PLC ..................................   Banks
Siemens AG ....................................   Communications Technology
Santander Central Hispano SA ..................   Banks
ENI SPA .......................................   Energy
Lloyds TSB Group PLC ..........................   Banks
Credit Suisse Group ...........................   Banks
Aventis .......................................   Pharmaceuticals
Deutsche Telekom AG ...........................   Fixed-Line Communications
Diageo Plc ....................................   Beverage
Unilever NV ...................................   Food
ING Group .....................................   Insurance
Banco Bilbao Vizcaya Argentaria S.A. ..........   Banks
E.ON AG .......................................   Electrical Utilities
Koninklijke Philips Electronics NV ............   Leisure Goods & Services
Allianz Aktiengesellschaft ....................   Insurance
ABN AMRO Holding N.V. .........................   Banks
Anglo American Plc ............................   Mining & Minerals
BT Group plc ..................................   Fixed-Line Communications
Unilever PLC ..................................   Food
SAP AG ........................................   Software
BASF Aktiengesellschaft .......................   Chemicals
AXA ...........................................   Insurance
Rio Tinto PLC .................................   Mining & Minerals
Ericsson LM Telephone Co ......................   Communications Technology

Component Depositary Receipts                        Industries/Sectors
--------------------------------------------   -----------------------------
Telecom Italia SPA .........................   Fixed-Line Communications
Sanofi-Synthelabo ..........................   Pharmaceuticals
France Telecom .............................   Fixed-Line Communications
National Grid Transco PLC ..................   Electrical Utilities
Groupe Danone ..............................   Food
Vivendi Universal ..........................   Broadcasting
British American Tobacco PLC ...............   Tobacco
BHP Billiton PLC ...........................   Mining & Minerals
Aegon NV ...................................   Insurance
Repsol YPF SA ..............................   Energy
BG Group plc ...............................   Energy
Suez .......................................   Electrical Utilities
Endesa SA ..................................   Electrical Utilities
Bayer AG ...................................   Chemicals
STMicroelectronics NV ......................   Semiconductors
Prudential PLC .............................   Insurance
ALCATEL ....................................   Communications Technology
Cadbury Schweppes PLC ......................   Food
Royal KPN N.V. .............................   Fixed-Line Communications
Allied Irish Banks PLC .....................   Banks
British Sky Broadcasting Group PLC .........   Broadcasting
Imperial Tobacco Group PLC .................   Tobacco
Enel SpA ...................................   Electrical Utilities
Sanpaolo IMI S.p.A. ........................   Banks
Bank of Ireland ............................   Banks
Scottish Power PLC .........................   Electrical Utilities
Lafarge ....................................   Building Materials
Reed Elsevier PLC ..........................   Publishing
WPP Group PLC ..............................   Advertising
CRH PLC ....................................   Building Materials
Portugal Telecom SGPS SA ...................   Fixed-Line Communications
Koninklijke Ahold NV .......................   Food Retailers & Wholesalers
UPM-Kymmene Corp ...........................   Forest Products & Paper
Akzo Nobel NV ..............................   Chemicals
mmO2 Plc ...................................   Wireless Communications
Novo Nordisk A/S ...........................   Pharmaceuticals
Stora Enso OYJ .............................   Forest Products & Paper
Norsk Hydro ASA ............................   Mining & Minerals
Pearson Plc ................................   Publishing
Reed Elsevier NV ...........................   Publishing
Schering Aktiengesellschaft ................   Pharmaceuticals
Teliasonera AB .............................   Fixed-Line Communications
Swisscom AG ................................   Fixed-Line Communications
Allied Domecq PLC ..........................   Beverage

Component Depositary Receipts                        Industries/Sectors
-------------------------------------------   --------------------------------
Intercontinental Hotels Group plc .........   Leisure Goods & Services
Wolseley plc ..............................   Retail
The BOC Group Plc .........................   Chemicals
Electrolux AB .............................   Home Construction & Furnishings
Carnival Plc ..............................   Leisure Goods & Services
ASML Holding NV ...........................   Semiconductors
Amersham Plc ..............................   Biotechnology
Smith & Nephew Plc ........................   Medical Products
Gallaher Group PLC ........................   Tobacco
Adecco SA .................................   General Industrial Services
ABB Ltd ...................................   Advanced Industrial Equipment
TPG NV ....................................   Industrial Transportation
Veolia Environnement ......................   Water Utilities
Infineon Technologies AG ..................   Semiconductors
Amvescap Plc ..............................   Investment Services
Volvo AB ..................................   Industrial Transportation
Syngenta AG ...............................   Chemicals
Reuters Group PLC .........................   Publishing
Ryanair Holdings Plc ......................   Airlines
Hanson Plc ................................   Building Materials
United Utilities Plc ......................   Water Utilities




Aggregate Free-Float Market Capitalization ......... $  2,570,108,354,019.00
  Number of Constituents ...........................                    100
  Percent of Ten Largest Constituents ..............                  41.36%



10 Largest Components by Free-Float Market Capitalization:





                                        Free-Float Market                 Cumulative
                                          Capitalization         Index      Index
Company                               (In U.S. Dollars ($))     Weight      Weight
----------------------------------- ------------------------- ---------- -----------
BP plc ............................   $  155,085,513,782.00       6.03%      6.03%
HSBC Holdings PLC .................   $  143,150,396,466.00       5.57%     11.60%
Vodafone Group PLC ................   $  137,985,216,228.00       5.37%     16.97%
GlaxoSmithkline Plc ...............   $  126,620,178,431.00       4.93%     21.90%
Total S.A. ........................   $  102,677,256,476.00       4.00%     25.89%
Novartis AG .......................   $   98,423,864,546.00       3.83%     29.72%
Royal Dutch Petroleum .............   $   92,788,463,300.00       3.61%     33.33%
Nokia Corporation .................   $   74,691,351,400.00       2.91%     36.24%
AstraZeneca PLC ...................   $   70,628,174,820.00       2.75%     38.99%
Shell Transport and Trading Co PLC    $   60,840,921,700.00       2.37%     41.36%
                                                                 -----
    Total .........................                              41.36%
                                                                 =====

10 Largest Industry Groups (% Index Weight):



                                        Free-Float Market                  Cumulative
                                          Capitalization         Index       Index
Industry                              (In U.S. Dollars ($))      Weight      Weight
--------                            -------------------------    ------   -----------
Energy ............................   $481,214,813,550.00       18.72%      18.72%
Banks .............................   $408,069,221,563.00       15.88%      34.60%
Pharmaceuticals ...................   $369,569,829,829.00       14.38%      48.98%
Fixed-Line Communications .........   $196,425,640,770.00        7.64%      56.62%
Communications Technology .........   $160,276,663,415.00        6.24%      62.86%
Wireless Communications ...........   $146,169,790,628.00        5.69%      68.55%
Insurance .........................   $115,162,006,810.00        4.48%      73.03%
Electrical Utilities ..............   $104,550,491,471.00        4.07%      77.10%
Food ..............................   $ 91,332,509,462.00        3.55%      80.65%
Mining & Minerals .................   $ 74,051,866,783.00        2.88%      83.53%
                                                                -----
    Total .........................                             83.53%
                                                                =====



     The information contained herein regarding the BNY ADR Indexes, securities markets and DTC was obtained from publicly available sources.


     "BNY", "The Bank of New York Asia 50 ADR Index", "The Bank of New York Developed Markets 100 ADR Index", "The Bank of New York Emerging Markets 50 ADR Index", "The Bank of New York Europe 100 ADR Index", and "The BNY Asia 50 ADR Index", "The BNY Developed Markets 100 ADR Index", "The BNY Emerging Markets 50 ADR Index", "The BNY Europe 100 ADR Index" are service marks of The Bank of New York and have been licensed for use for certain purposes by Nasdaq Financial Products Services, Inc., the BLDRS Index Funds Trust, BLDRS Asia 50 ADR Index Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund and BLDRS Europe 100 ADR Index Fund based on The Bank of New York Asia 50 ADR Index, The Bank of New York Developed Markets 100 ADR Index, The Bank of New York Emerging Markets 50 ADR Index and The Bank of New York Europe 100 ADR Index are not sponsored, endorsed, sold, recommended or promoted by The Bank of New York or any of its subsidiaries or affiliates, and none of The Bank of New York or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of the BLDRS Index Funds Trust, BLDRS Asia 50 ADR Index Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund or BLDRS Europe 100 ADR Index Fund or any member of the public regarding the advisability of investing in financial products generally or in the BLDRS Index Funds Trust, BLDRS Asia 50 ADR Index Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund or the Bank of New York Europe 100 ADR Index particularly, the ability of The Bank of New York Asia 50 ADR Index, The Bank of New York Developed Markets 100 ADR Index, The Bank of New York Emerging Markets 50 ADR Index and The Bank of New York Europe 100 ADR Index to track market performance or the suitability or appropriateness of the BLDRS Index Funds Trust, BLDRS Asia 50 ADR Index

Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund or BLDRS Europe 100 ADR Index Fund for such purchasers, owners or such members of the public. The relationship between The Bank of New York, as Licensor, on one hand, and Nasdaq Financial Products Services, Inc., as Sponsor, on the other, is limited to the licensing of certain trademarks and trade names of The Bank of New York and of The Bank of New York Asia 50 ADR Index, The Bank of New York Developed Markets 100 ADR Index, The Bank of New York Emerging Markets 50 ADR Index or The Bank of New York Europe 100 ADR Index which indices are determined, composed and calculated by The Bank of New York without regard to Nasdaq Financial Products Services, Inc. or the BLDRS Index Funds Trust, BLDRS Asia 50 ADR Index Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund or BLDRS Europe 100 ADR Index Fund. Neither The Bank of New York nor any of its subsidiaries or affiliates has any obligation to take the needs of Nasdaq Financial Products Services, Inc. or the purchasers or owners of the BLDRS Index Funds Trust, BLDRS Asia 50 ADR Index Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund or BLDRS Europe 100 ADR Index Fund into consideration in determining, composing or calculating The Bank of New York Asia 50 ADR Index, The Bank of New York Developed Markets 100 ADR Index, The Bank of New York Emerging Markets 50 ADR Index or The Bank of New York Europe 100 ADR Index. Neither The Bank of New York nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the BLDRS Asia 50 ADR Index Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund or BLDRS Europe 100 ADR Index Fund to be issued or in the determination or calculation of the equation by which the BLDRS Index Funds Trust, BLDRS Asia 50 ADR Index Fund, BLDRS Developed Markets 100 ADR Index Fund, BLDRS Emerging Markets 50 ADR Index Fund and BLDRS Europe 100 ADR Index Fund is to be converted into cash.

     NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE BANK OF NEW YORK ASIA 50 ADR INDEX, THE BANK OF NEW YORK DEVELOPED MARKETS 100 ADR INDEX, THE BANK OF NEW YORK EMERGING MARKETS 50 ADR INDEX OR THE BANK OF NEW YORK EUROPE 100 ADR INDEX OR ANY DATA INCLUDED THEREIN, AND NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES WILL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY NASDAQ FINANCIAL PRODUCTS SERVICES, INC., PURCHASERS OR OWNERS OF THE BLDRS INDEX FUNDS TRUST, BLDRS ASIA 50 ADR INDEX FUND, BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND, BLDRS EMERGING

MARKETS 50 ADR INDEX FUND, BLDRS EUROPE 100 ADR INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BANK OF NEW YORK ASIA 50 ADR INDEX, THE BANK OF NEW YORK DEVELOPED MARKETS 100 ADR INDEX, THE BANK OF NEW YORK EMERGING MARKETS 50 ADR INDEX OR THE BANK OF NEW YORK EUROPE 100 ADR INDEX OR ANY DATA INCLUDED THEREIN. NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BANK OF NEW YORK ASIA 50 ADR INDEX, THE BANK OF NEW YORK DEVELOPED MARKETS 100 ADR INDEX, THE BANK OF NEW YORK EMERGING MARKETS 50 ADR INDEX, THE BANK OF NEW YORK EUROPE 100 ADR INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WILL THE BANK OF NEW YORK OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     The foregoing disclaimer does not impact The Bank of New York's fiduciary duty owed by it to each Fund and the shareholders of each Fund in its capacity as Trustee of each Fund.

                     ADDITIONAL INFORMATION CONCERNING THE
              ROLE OF THE BANK OF NEW YORK, DOW JONES AND NASDAQ

     The Depositary Receipts included in each BNY ADR Index are selected by BNY from the universe of companies represented by the BNY ADR Composite Index. Dow Jones acts as "index calculation agent" in connection with the calculation and dissemination of each BNY ADR Index.

     The Bank of New York does not sponsor, endorse, sell or promote the Shares. Additionally, Dow Jones does not sponsor or promote the Shares.

     Neither The Bank of New York, Dow Jones nor the Sponsor make any representation or warranty, express or implied, to the Beneficial Owners of Shares of a Fund or any member of the public regarding the ability of a Fund to track the performance of its benchmark. Additionally, The Bank of New York does not make any representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly.

     The Bank of New York's only relationship to the index calculation agent is the licensing of certain trademarks and trade names of BNY and of the BNY ADR Composite Index which is determined, composed and calculated by BNY without regard to the agent or any Fund. The Bank of New York has no obligation to take the needs of the index calculation agent, a Fund or the owners of Shares of the Funds into consideration in determining, composing or calculating the BNY ADR Composite Index.

                     CAPITAL STOCK AND SHAREHOLDER REPORTS


     The BLDRS Index Funds Trust is currently comprised of four (4) Funds. Each Fund is created by an Indenture to the Trust Agreement which, while incorporating all or substantially all of the terms of the Trust Agreement, supplements the Trust Agreement with specific information regarding each Fund. Each Fund issues Shares of beneficial interest, par value $.001 per Share. The Sponsor may designate additional Funds.


     Each Share issued by a Fund has a pro rata interest in the assets of its corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions of the relevant Fund, and in the net distributable assets of such Fund on liquidation.

     Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under New York law, a Fund is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of a Fund is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. Shareholder inquiries may be made by writing to a Fund, c/o the Distributor, ALPS Distributors, Inc., at 1625 Broadway, Suite 2200, Denver, CO 80202.

     The Trustee will make, or cause to be made, such annual or other reports and file such documents as it is advised by counsel or independent auditors employed by it as are required for each Fund by the 1933 Act, the Exchange Act and the 1940 Act make such elections and file such tax returns as it is advised by counsel or independent auditors employed by it as are from time to time required under any applicable state or federal statute or rule or regulation there under, in particular, for the continuing qualification of each Fund as a regulated investment company. Each Fund's fiscal year ends on September 30 and may be changed from time to time by the Trustee and the Sponsor without consent of the Beneficial Owners.

               RESTRICTIONS ON PURCHASES BY INVESTMENT COMPANIES


     Purchases of Shares by registered investment companies are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act.

     The Trust has applied for an SEC order that would exempt certain purchases of Shares by registered investment companies from the restrictions set forth in
Section 12(d)(1) of the 1940 Act. The Trust cannot be certain that the requested order will be granted and therefore cannot guarantee that the relief in question will become available to registered investment companies purchasing Shares. In addition, the Trust expects that the requested order, if granted, will impose certain restrictions on a registered investment company purchasing Shares in reliance on the requested order.


                         CONTINUOUS OFFERING OF SHARES

     Creation Units are offered continuously to the public by each Fund through the Distributor and are delivered upon the deposit of a Portfolio Deposit. Persons making Portfolio Deposits and creating Creation Units will receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person will have any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of Shares.

     Because new Shares can be created and issued on an ongoing basis, at any point during the life of a Fund, a "distribution", as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent Shares and sells the Shares directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

     Dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an "unsold allotment" within the meaning of
Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the 1933 Act.

     The Sponsor intends to qualify the Shares in states selected by the Sponsor and through broker-dealers who are members of the NASD. Investors intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such investor's state of domicile or residence should consult their legal advisor regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

                       PERFORMANCE AND OTHER INFORMATION


     The performance of a Fund may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

     Quotations of cumulative total return, average annual total return or yield reflect only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Such quotations for a Fund will vary based on changes in market conditions and the level of such Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.


     The cumulative and average total returns and yields do not take into account federal or state income taxes which may be payable by shareholders; total returns and yields would, of course, be lower if such charges were taken into account.


     In addition, a Fund will mistrack its relevant benchmark BNY ADR Index because the total return calculated for its relevant benchmark BNY ADR Index includes a calculation of dividend income gross of withholding taxes while the total return calculation for a Fund will include some dividend income that will be net of withholding taxes.


     Information may be provided to investors regarding capital gains distributions by one or more Funds. Comparisons between the Funds and other investment vehicles such as conventional mutual funds may be made regarding such capital gains distributions, as well as relative tax efficiencies between the Funds and such other investment vehicles (e.g., realization of capital gains or losses to a Fund and to such other investment vehicles in connection with redemption of their respective securities).

     Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional mutual funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to sell appreciated securities and make taxable capital gains distributions that are generated by changes in such fund's portfolio. In contrast to conventional mutual funds where redemption transactions that affect an adverse tax impact on taxable shareholders because of the need to sell Fund Securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Funds generally will not lead to a tax event for ongoing shareholders. Since shareholders are generally required to pay tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that a Fund is not required to recognize capital gains, a shareholder of such Fund is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his Shares. If such holder retains his Shares until his death, under current law the tax basis of such Shares would be adjusted to their then fair market value.

     One important difference between Shares and conventional mutual fund shares is that Shares are available for purchase or sale on an intraday basis on NASDAQ. An investor who buys shares in a conventional mutual fund will usually buy or sell shares at a price at or related to the closing net asset value per share, as determined by the fund. In contrast, Shares are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationships of daily pricing data for the Shares of each Fund, each Fund's NAV and each Fund's relevant benchmark index for the 2003 calendar year. These tables may help investors compare the trading costs and intraday trading risks of Shares to funds sold and redeemed at prices related to closing NAV.

     Investors who purchase or sell Shares may wish to evaluate the volatility of the price of Shares during the trading day. To assist investors in making such an evaluation, the Daily Percentage Price Range table illustrates the volatility of price movements for both Shares and each Fund's relevant BNY ADR Index on a daily basis. Investors who purchase or sell Shares may also wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the High and Low Price versus Closing Value table illustrates the possibility of buying or selling Shares at prices less or more favorable than closing NAV.

     Investors may wish to evaluate the potential of Shares to approximate the value of the assets in each Fund as a basis of valuation of the shares. The Closing Price versus NAV table illustrates the closing value of Shares in relation to the underlying value of the assets in the relevant Fund on a daily basis. Additionally, the NAV versus each Fund's relevant BNY ADR Index table shows the difference between the underlying value of assets in each Fund and each Fund's relevant BNY ADR Index based on month-end values.

     Finally, investors may wish to consider the average bid/asked spread on Shares, as illustrated in the Bid/Asked Spread table, and add any commissions charged by a broker to determine the direct costs of trading Shares.

     The information provided in the following tables with respect to the Shares (including price ranges, relationship of prices to closing NAV, and bid/asked spreads) may vary materially over time. There is some evidence, for example, that the bid/asked spread will widen in more volatile markets and narrow when markets are less volatile.

           DAILY PERCENTAGE PRICE RANGES: FREQUENCY DISTRIBUTION FOR
             BNY ASIA 50 ADR INDEX AND BLDRS ASIA 50 ADR INDEX FUND

               (From January 1, 2003 through December 31, 2003)


                                                          BLDRS Asia 50
                         BNY Asia 50 ADR Index           ADR Index Fund
                       --------------------------   -------------------------
Range                   Frequency     % of Total     Frequency     % of Total
-----                  -----------   ------------   -----------   -----------
0.00-1.00% .........                        %                            %
1.01-1.50% .........                        %                            %
1.51-2.00% .........                        %                            %
2.01-2.50% .........                        %                            %
2.51-3.00% .........                        %                            %
3.01-3.50% .........                        %                            %
3.51-4.00% .........                        %                            %
4.01-5.00% .........                        %                            %
> 5.00% ............                        %                            %
                       -----------        -------   -----------        ------
    Total ..........                        %                            %


                      HIGH AND LOW PRICES V. CLOSING VALUE
                           FREQUENCY DISTRIBUTION FOR
             BNY ASIA 50 ADR INDEX AND BLDRS ASIA 50 ADR INDEX FUND
               (From January 1, 2003 through December 31, 2003)


                                  BNY Asia 50 ADR Index                               BLDRS Asia 50 ADR Index Fund
                  -----------------------------------------------------   -----------------------------------------------------
                        Intraday High               Intraday Low                Intraday High               Intraday Low
                         Value Above                 Value Below                 Value Above                 Value Below
                        Closing Value               Closing Value               Closing Value               Closing Value
                  -------------------------   -------------------------   -------------------------   -------------------------
                                    % of                        % of                        % of                        % of
Range              Frequency       Total       Frequency       Total       Frequency       Total       Frequency       Total
---------------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
0.00-1.00%                             %                           %                           %                           %
1.01-1.50%                             %                           %                           %                           %
1.51-2.00%                             %                           %                           %                           %
2.01-2.50%                             %                           %                           %                           %
2.51-3.00%                             %                           %                           %                           %
3.01-3.50%                             %                           %                           %                           %
3.51-4.00%                             %                           %                           %                           %
4.01-5.00%                             %                           %                           %                           %
> 5.00%                                %                           %                           %                           %
                  -----------        -------  -----------        -------  -----------        -------  -----------        ------
  Total                                %                           %                           %                           %


     The frequency totals in the second table above are less than the frequency totals in the prior table because there were occasions during the period when the daily closing value was equal to the daily high or low value.

                        CLOSING PRICES V. NET ASSET VALUE
                           FREQUENCY DISTRIBUTION FOR
                BLDRS ASIA 50 ADR INDEX FUND AND NET ASSET VALUE

               (From January 1, 2003 through December 31, 2003)


                               Closing Price                Closing Price
                                 on NASDAQ                    on NASDAQ
                               Above Fund NAV              Below Fund NAV
                         --------------------------   -------------------------
Range                     Frequency     % of Total     Frequency     % of Total
-----                    -----------   ------------   -----------   -----------
0.00-.025% ...........                        %                            %
0.251%-0.50% .........                        %                            %
0.501%-1.00% .........                        %                            %
1.01%-1.50% ..........                        %                            %
1.51%-2.00% ..........                        %                            %
> 2.00% ..............                        %                            %
                         -----------        -------   -----------        ------
    Total ............                        %                            %


                    NET ASSET VALUE V. BNY ASIA 50 ADR INDEX
    (Monthly Closing Values From January 1, 2003 through December 31, 2003)


                                NAV          BNY Asia 50       Percentage
Month                       Equivalent     ADR Index Value     Difference
------------------------   ------------   -----------------   -----------
January 2003 ...........                                      %
February 2003 ..........                                      %
March 2003 .............                                      %
April 2003 .............                                      %
May 2003 ...............                                      %
June 2003 ..............                                      %
July 2003 ..............                                      %
August 2003 ............                                      %
September 2003 .........                                      %
October 2003 ...........                                      %
November 2003 ..........                                      %
December 2003 ..........                                      %


* Index values shown do not reflect reinvestment of dividends or costs, such as brokerage charges and transaction costs.

Source: The Bank of New York.

NAV equivalent amounts in the above table reflect sales by the Trustee of Fund Securities to pay Fund fees and expenses in excess of dividends and other accrued income received by the Fund.

                   CUMULATIVE AND AVERAGE ANNUAL RETURNS FOR
             BNY ASIA 50 ADR INDEX AND BLDRS ASIA 50 ADR INDEX FUND



                                   Cumulative Return(1)                Average Annual Return(1)
                           ------------------------------------   -----------------------------------
                                                      BNY Asia                               BNY Asia
                            Net Asset     Closing      50 ADR      Net Asset     Closing      50 ADR
                              Value        Price        Index        Value        Price       Index
                           -----------   ---------   ----------   -----------   ---------   ---------
One Year ended
  12/31/03 .............   %             %           %            %             %           %
Since Trading
  Commenced(2) .........   %             %           %            %             %           %



-------------

(1) In determining the cumulative return and average annual return of the Fund, some of the component securities of the Fund paid dividends which offset a portion, but not all, of the expenses of the Fund. The BNY Asia 50 ADR Index was calculated without regard to any dividends on component securities, fees or expenses. Because the BNY Asia 50 ADR Index is based solely on the performance of the underlying securities comprising the BNY Asia 50 ADR Index, the information provided herein does not assume any reinvestment of dividends paid by issuers of the BNY Asia 50 ADR Index's underlying securities. Given that for the year 2003 the Calendar Year-End
    Dividend Yield on the BNY Asia 50 ADR Index was     %, the performance of
    the BNY Asia 50 ADR Index would not be materially different if dividends paid by the issuers of the BNY Asia 50 ADR Index's underlying securities were reinvested.

(2) Trading on NASDAQ commenced November 13, 2002.

Source: The Bank of New York

                         BID/ASKED SPREAD DISTRIBUTION
                           FREQUENCY DISTRIBUTION FOR
              BID/ASKED SPREAD OF THE BLDRS ASIA 50 ADR INDEX FUND
               (From January 1, 2003 through December 31, 2003)



Range                            % of Total
-----------------------------   -----------
Locked or Crossed ...........          %
$0.01-0.05 ..................          %
$0.06-0.10 ..................          %
$0.10-0.15 ..................          %
$0.15-0.20 ..................          %
$0.20-0.25 ..................          %
$0.25-0.50 ..................          %
Greater than $0.50 ..........          %
                                     ------
    Total: ..................          %



     The price range of Shares of the BLDRS Asia 50 ADR Index Fund for the 2003 calendar year was from $____ to $____.

                         DAILY PERCENTAGE PRICE RANGES:
                           FREQUENCY DISTRIBUTION FOR
                    BNY DEVELOPED MARKETS 100 ADR INDEX AND
                   BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND

               (From January 1, 2003 through December 31, 2003)


                         BNY Developed Markets       BLDRS Developed Markets
                             100 ADR Index             100 ADR Index Fund
                       --------------------------   -------------------------
Range                   Frequency     % of Total     Frequency     % of Total
--------------------   -----------   ------------   -----------   -----------
0.00-1.00% .........                        %                            %
1.01-1.50% .........                        %                            %
1.51-2.00% .........                        %                            %
2.01-2.50% .........                        %                            %
2.51-3.00% .........                        %                            %
3.01-3.50% .........                        %                            %
3.51-4.00% .........                        %                            %
4.01-5.00% .........                        %                            %
> 5.00% ............                        %                            %
                       -----------        -------   -----------        ------
    Total ..........                        %                            %


                      HIGH AND LOW PRICES V. CLOSING VALUE
                           FREQUENCY DISTRIBUTION FOR
                    BNY DEVELOPED MARKETS 100 ADR INDEX AND
                   BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND
               (From January 1, 2003 through December 31, 2003)


                                  BNY Developed Markets                                  BLDRS Developed Markets
                                      100 ADR Index                                        100 ADR Index Fund
                  -----------------------------------------------------   -----------------------------------------------------
                        Intraday High               Intraday Low                Intraday High               Intraday Low
                         Value Above                 Value Below                 Value Above                 Value Below
                        Closing Value               Closing Value               Closing Value               Closing Value
                  -------------------------   -------------------------   -------------------------   -------------------------
                                    % of                        % of                        % of                        % of
Range              Frequency       Total       Frequency       Total       Frequency       Total       Frequency       Total
---------------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
0.00-1.00%                             %                           %                           %                           %
1.01-1.50%                             %                           %                           %                           %
1.51-2.00%                             %                           %                           %                           %
2.01-2.50%                             %                           %                           %                           %
2.51-3.00%                             %                           %                           %                           %
3.01-3.50%                             %                           %                           %                           %
3.51-4.00%                             %                           %                           %                           %
4.01-5.00%                             %                           %                           %                           %
   > 5.00%                             %                           %                           %                           %
                  -----------        -------  -----------        -------  -----------        -------  -----------        ------
  Total                                %                           %                           %                           %


     The frequency totals in the second table above are less than the frequency totals in the prior table because there were occasions during the period when the daily closing value was equal to the daily high or low value.

                        CLOSING PRICES V. NET ASSET VALUE
                           FREQUENCY DISTRIBUTION FOR
                   BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND
                              AND NET ASSET VALUE

               (From January 1, 2003 through December 31, 2003)


                               Closing Price                Closing Price
                                 on NASDAQ                    on NASDAQ
                               Above Fund NAV              Below Fund NAV
                         --------------------------   -------------------------
Range                     Frequency     % of Total     Frequency     % of Total
----------------------   -----------   ------------   -----------   -----------
0.00-0.25% ...........                        %                            %
0.251%-0.50% .........                        %                            %
0.501%-1.00% .........                        %                            %
1.01%-1.50% ..........                        %                            %
1.51%-2.00% ..........                        %                            %
> 2.00% ..............                        %                            %
                         -----------        -------   -----------        ------
    Total ............                        %                            %


             NET ASSET VALUE V. BNY DEVELOPED MARKETS 100 ADR INDEX (Monthly Closing Values From January 1, 2003 through December 31, 2003)


                                            BNY Developed
                                NAV        Markets 100 ADR     Percentage
Month                       Equivalent       Index Value       Difference
------------------------   ------------   -----------------   -----------
January 2003 ...........                                      %
February 2003 ..........                                      %
March 2003 .............                                      %
April 2003 .............                                      %
May 2003 ...............                                      %
June 2003 ..............                                      %
July 2003 ..............                                      %
August 2003 ............                                      %
September 2003 .........                                      %
October 2003 ...........                                      %
November 2003 ..........                                      %
December 2003 ..........                                      %


* Index values shown do not reflect reinvestment of dividends or costs, such as brokerage charges and transaction costs.

Source: The Bank of New York.

NAV equivalent amounts in the above table reflect sales by the Trustee of Fund Securities to pay Fund fees and expenses in excess of dividends and other accrued income received by the Fund.

                   CUMULATIVE AND AVERAGE ANNUAL RETURNS FOR
                    BNY DEVELOPED MARKETS 100 ADR INDEX AND
                   BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND




                                 Cumulative Return(1)                Average Annual Return(1)
                         ------------------------------------- ------------------------------------
                                                BNY Developed                         BNY Developed
                          Net Asset   Closing    Markets 100    Net Asset   Closing    Markets 100
                            Value      Price      ADR Index       Value      Price      ADR Index
                         ----------- --------- --------------- ----------- --------- --------------
One Year ended
  12/31/03 ............. %           %         %               %           %         %
Since Trading
  Commenced(2) ......... %           %         %               %           %         %



-------------

(1) In determining the cumulative return and average annual return of the Fund, some of the component securities of the Fund paid dividends which offset a portion, but not all, of the expenses of the Fund. The BNY Developed Markets 100 ADR Index was calculated without regard to any dividends on component securities, fees or expenses. Because the BNY Developed Markets 100 ADR Index is based solely on the performance of the underlying securities comprising the BNY Developed Markets 100 ADR Index, the information provided herein does not assume any reinvestment of dividends paid by issuers of the BNY Developed Markets 100 ADR Index's underlying securities. Given that for the year 2003 the Calendar Year-End Dividend
    Yield on the BNY Developed Markets 100 ADR Index was     %, the
    performance of the BNY Developed Markets 100 ADR Index would not be materially different if dividends paid by the issuers of the BNY Developed Markets 100 ADR Index's underlying securities were reinvested.

(2) Trading on NASDAQ commenced November 13, 2002.

Source: The Bank of New York


              BID/ASKED SPREAD DISTRIBUTION FREQUENCY DISTRIBUTION
                  FOR BID/ASKED SPREAD OF THE BLDRS DEVELOPED
                           MARKETS 100 ADR INDEX FUND
               (From January 1, 2003 through December 31, 2003)




Range                            % of Total
-----------------------------   -----------
Locked or Crossed ...........          %
$0.01-0.05 ..................          %
$0.06-0.10 ..................          %
$0.10-0.15 ..................          %
$0.15-0.20 ..................          %
$0.20-0.25 ..................          %
$0.25-0.50 ..................          %
Greater than $0.50 ..........          %
                                     ------
    Total: ..................          %



     The price range of Shares of the BLDRS Developed Markets 100 ADR Index Fund for the 2003 calendar year was from $_____ to $_____.

                         DAILY PERCENTAGE PRICE RANGES:
                           FREQUENCY DISTRIBUTION FOR
                     BNY EMERGING MARKETS 50 ADR INDEX AND
                    BLDRS EMERGING MARKETS 50 ADR INDEX FUND

               (From January 1, 2003 through December 31, 2003)


                          BNY Emerging Markets       BLDRS Emerging Markets
                              50 ADR Index              50 ADR Index Fund
                       --------------------------   -------------------------
Range                   Frequency     % of Total     Frequency     % of Total
--------------------   -----------   ------------   -----------   -----------
0.00-1.00% .........                        %                            %
1.01-1.50% .........                        %                            %
1.51-2.00% .........                        %                            %
2.01-2.50% .........                        %                            %
2.51-3.00% .........                        %                            %
3.01-3.50% .........                        %                            %
3.51-4.00% .........                        %                            %
4.01-5.00% .........                        %                            %
> 5.00% ............                        %                            %
                       -----------        -------   -----------        ------
    Total ..........                        %                            %


                      HIGH AND LOW PRICES V. CLOSING VALUE
                           FREQUENCY DISTRIBUTION FOR
                     BNY EMERGING MARKETS 50 ADR INDEX AND
                    BLDRS EMERGING MARKETS 50 ADR INDEX FUND
               (From January 1, 2003 through December 31, 2003)


                                  BNY Emerging Markets                                   BLDRS Emerging Markets
                                      50 ADR Index                                          50 ADR Index Fund
                  -----------------------------------------------------   -----------------------------------------------------
                        Intraday High               Intraday Low                Intraday High               Intraday Low
                         Value Above                 Value Below                 Value Above                 Value Below
                        Closing Value               Closing Value               Closing Value               Closing Value
                  -------------------------   -------------------------   -------------------------   -------------------------
                                    % of                        % of                        % of                        % of
Range              Frequency       Total       Frequency       Total       Frequency       Total       Frequency       Total
---------------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
0.00-1.00%                             %                           %                           %                           %
1.01-1.50%                             %                           %                           %                           %
1.51-2.00%                             %                           %                           %                           %
2.01-2.50%                             %                           %                           %                           %
2.51-3.00%                             %                           %                           %                           %
3.01-3.50%                             %                           %                           %                           %
3.51-4.00%                             %                           %                           %                           %
4.01-5.00%                             %                           %                           %                           %
> 5.00%                                %                           %                           %                           %
                  -----------        -------  -----------        -------  -----------        -------  -----------        ------
  Total                                %                           %                           %                           %


     The frequency totals in the second table above are less than the frequency totals in the prior table because there were occasions during the period when the daily closing value was equal to the daily high or low value.

                        CLOSING PRICES V. NET ASSET VALUE
                           FREQUENCY DISTRIBUTION FOR
                    BLDRS EMERGING MARKETS 50 ADR INDEX FUND

                              AND NET ASSET VALUE
               (From January 1, 2003 through December 31, 2003)


                               Closing Price                Closing Price
                                 on NASDAQ                    on NASDAQ
                               Above Fund NAV              Below Fund NAV
                         --------------------------   -------------------------
Range                     Frequency     % of Total     Frequency     % of Total
----------------------   -----------   ------------   -----------   -----------
0.00-0.25% ...........                        %                            %
0.251%-0.50% .........                        %                            %
0.501%-1.00% .........                        %                            %
1.01%-1.50% ..........                        %                            %
1.51%-2.00% ..........                        %                            %
> 2.00% ..............                        %                            %
                         -----------        -------   -----------        ------
    Total ............                        %                            %


              NET ASSET VALUE V. BNY EMERGING MARKETS 50 ADR INDEX
    (Monthly Closing Values From January 1, 2003 through December 31, 2003)


                                            BNY Emerging
                                NAV        Markets 50 ADR     Percentage
Month                       Equivalent       Index Value      Difference
------------------------   ------------   ----------------   -----------
January 2003 ...........                                     %
February 2003 ..........                                     %
March 2003 .............                                     %
April 2003 .............                                     %
May 2003 ...............                                     %
June 2003 ..............                                     %
July 2003 ..............                                     %
August 2003 ............                                     %
September 2003 .........                                     %
October 2003 ...........                                     %
November 2003 ..........                                     %
December 2003 ..........                                     %


* Index values shown do not reflect reinvestment of dividends or costs, such as brokerage charges and transaction costs.

Source: The Bank of New York.

NAV equivalent amounts in the above table reflect sales by the Trustee of Fund Securities to pay Fund fees and expenses in excess of dividends and other accrued income received by the Fund.

                   CUMULATIVE AND AVERAGE ANNUAL RETURNS FOR
                     BNY EMERGING MARKETS 50 ADR INDEX AND
                    BLDRS EMERGING MARKETS 50 ADR INDEX FUND




                                 Cumulative Return(1)              Average Annual Return(1)
                         ------------------------------------ -----------------------------------
                                                BNY Emerging                         BNY Emerging
                          Net Asset   Closing    Markets 50    Net Asset   Closing    Markets 50
                            Value      Price      ADR Index      Value      Price     ADR Index
                         ----------- --------- -------------- ----------- --------- -------------
One Year ended
  12/31/03 ............. %           %         %              %           %         %
Since Trading
  Commenced(2) ......... %           %         %              %           %         %



-------------

(1) In determining the cumulative return and average annual return of the Fund, some of the component securities of the Fund paid dividends which offset a portion, but not all, of the expenses of the Fund. The BNY Emerging
    Markets 50 ADR Index was calculated without regard to any dividends on component securities, fees or expenses. Because the BNY Emerging Markets
    50 ADR Index is based solely on the performance of the underlying securities comprising the BNY Emerging Markets 50 ADR Index, the information provided herein does not assume any reinvestment of dividends paid by issuers of the BNY Emerging Markets 50 ADR Index's underlying securities. Given that for the year 2003 the Calendar Year-End Dividend
    Yield on the BNY Emerging Markets 50 ADR Index was     %, the performance
    of the BNY Emerging Markets 50 ADR Index would not be materially different if dividends paid by the issuers of the BNY Emerging Markets 50 ADR
    Index's underlying securities were reinvested.

(2) Trading on NASDAQ commenced November 13, 2002.

Source: The Bank of New York


              BID/ASKED SPREAD DISTRIBUTION FREQUENCY DISTRIBUTION
                   FOR BID/ASKED SPREAD OF THE BLDRS EMERGING
                           MARKETS 50 ADR INDEX FUND
               (From January 1, 2003 through December 31, 2003)



Range                            % of Total
-----------------------------   -----------
Locked or Crossed ...........          %
$0.01-0.05 ..................          %
$0.06-0.10 ..................          %
$0.10-0.15 ..................          %
$0.15-0.20 ..................          %
$0.20-0.25 ..................          %
$0.25-0.50 ..................          %
Greater than $0.50 ..........          %
                                       ----
    Total: ..................          %



     The price range of Shares of the BLDRS Emerging Markets 50 ADR Index Fund for the 2003 calendar year was from $_____ to $_____.

                         DAILY PERCENTAGE PRICE RANGES:
                           FREQUENCY DISTRIBUTION FOR
                          BNY EUROPE 100 ADR INDEX AND
                        BLDRS EUROPE 100 ADR INDEX FUND

               (From January 1, 2003 through December 31, 2003)


                                                        BLDRS Europe 100
                        BNY Europe 100 ADR Index         ADR Index Fund
                       --------------------------   -------------------------
Range                   Frequency     % of Total     Frequency     % of Total
--------------------   -----------   ------------   -----------   -----------
0.00-1.00% .........                        %                            %
1.01-1.50% .........                        %                            %
1.51-2.00% .........                        %                            %
2.01-2.50% .........                        %                            %
2.51-3.00% .........                        %                            %
3.01-3.50% .........                        %                            %
3.51-4.00% .........                        %                            %
4.01-5.00% .........                        %                            %
> 5.00% ............                        %                            %
                       -----------        -------   -----------        ------
    Total ..........                        %                            %


                      HIGH AND LOW PRICES V. CLOSING VALUE
                           FREQUENCY DISTRIBUTION FOR
                          BNY EUROPE 100 ADR INDEX AND
                        BLDRS EUROPE 100 ADR INDEX FUND
               (From January 1, 2003 through December 31, 2003)


                           BNY Europe 100 ADR Index                     BLDRS Europe 100 ADR Index Fund
                ----------------------------------------------- -----------------------------------------------
                     Intraday High           Intraday Low            Intraday High           Intraday Low
                      Value Above             Value Below             Value Above             Value Below
                     Closing Value           Closing Value           Closing Value           Closing Value
                ----------------------- ----------------------- ----------------------- -----------------------
                                % of                    % of                    % of                    % of
Range            Frequency     Total     Frequency     Total     Frequency     Total     Frequency     Total
--------------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
0.00-1.00%                         %                       %                       %                       %
1.01-1.50%                         %                       %                       %                       %
1.51-2.00%                         %                       %                       %                       %
2.01-2.50%                         %                       %                       %                       %
2.51-3.00%                         %                       %                       %                       %
3.01-3.50%                         %                       %                       %                       %
3.51-4.00%                         %                       %                       %                       %
4.01-5.00%                         %                       %                       %                       %
> 5.00%                            %                       %                       %                       %
                -----------      ------ -----------      ------ -----------      ------ -----------      ------
  Total                            %                       %                       %                       %


     The frequency totals in the second table above are less than the frequency totals in the prior table because there were occasions during the period when the daily closing value was equal to the daily high or low value.

                        CLOSING PRICES V. NET ASSET VALUE
                           FREQUENCY DISTRIBUTION FOR

              BLDRS EUROPE 100 ADR INDEX FUND AND NET ASSET VALUE
               (From January 1, 2003 through December 31, 2003)


                               Closing Price                Closing Price
                                 on NASDAQ                    on NASDAQ
                               Above Fund NAV              Below Fund NAV
                         --------------------------   -------------------------
Range                     Frequency     % of Total     Frequency     % of Total
----------------------   -----------   ------------   -----------   -----------
0.00-0.25% ...........                        %                            %
0.251%-0.50% .........                        %                            %
0.501%-1.00% .........                        %                            %
1.01%-1.50% ..........                        %                            %
1.51%-2.00% ..........                        %                            %
> 2.00% ..............                        %                            %
                         -----------        -------   -----------        ------
    Total ............                        %                            %


                  NET ASSET VALUE V. BNY EUROPE 100 ADR INDEX
    (Monthly Closing Values From January 1, 2003 through December 31, 2003)


                                NAV         BNY Europe 100     Percentage
Month                       Equivalent     ADR Index Value     Difference
------------------------   ------------   -----------------   -----------
January 2003 ...........                                      %
February 2003 ..........                                      %
March 2003 .............                                      %
April 2003 .............                                      %
May 2003 ...............                                      %
June 2003 ..............                                      %
July 2003 ..............                                      %
August 2003 ............                                      %
September 2003 .........                                      %
October 2003 ...........                                      %
November 2003 ..........                                      %
December 2003 ..........                                      %


* Index values shown do not reflect reinvestment of dividends or costs, such as brokerage charges and transaction costs.

Source: The Bank of New York.

NAV equivalent amounts in the above table reflect sales by the Trustee of Fund Securities to pay Fund fees and expenses in excess of dividends and other accrued income received by the Fund.

                    CUMULATIVE AND AVERAGE ANNUAL RETURNS FOR
                          BNY EUROPE 100 ADR INDEX AND
                        BLDRS EUROPE 100 ADR INDEX FUND



                                    Cumulative Return(1)                  Average Annual Return(1)
                           --------------------------------------   -------------------------------------
                                                      BNY Europe                               Buy Europe
                            Net Asset     Closing       100 ADR      Net Asset     Closing      100 ADR
                              Value        Price         Index         Value        Price        Index
                           -----------   ---------   ------------   -----------   ---------   -----------
One Year ended
  12/31/03 .............   %             %           %              %             %           %
Since Trading
  Commenced(2) .........   %             %           %              %             %           %



-------------

(1) In determining the cumulative return and average annual return of the Fund, some of the component securities of the Fund paid dividends which offset a portion, but not all, of the expenses of the Fund. The BNY Europe 100 ADR Index was calculated without regard to any dividends on component securities, fees or expenses. Because the BNY Europe 100 ADR Index is based solely on the performance of the underlying securities comprising the BNY Europe 100 ADR Index, the information provided herein does not assume any reinvestment of dividends paid by issuers of the BNY Europe 100 ADR Index's underlying securities. Given that for the year 2003 the Calendar Year-End Dividend Yield on the BNY Europe 100 ADR Index was
        %, the performance of the BNY Europe 100 ADR Index would not be materially different if dividends paid by the issuers of the BNY Europe
    100 ADR Index's underlying securities were reinvested.

(2) Trading on NASDAQ commenced November 13, 2002.

Source: The Bank of New York


                         BID/ASKED SPREAD DISTRIBUTION
                           FREQUENCY DISTRIBUTION FOR
            BID/ASKED SPREAD OF THE BLDRS EUROPE 100 ADR INDEX FUND
               (From January 1, 2003 through December 31, 2003)



Range                             % of Total
-----------------------------   -------------
Locked or Crossed ...........            %
$0.01-0.05 ..................            %
$0.06-0.10 ..................            %
$0.10-0.15 ..................            %
$0.15-0.20 ..................            %
$0.20-0.25 ..................            %
$0.25-0.50 ..................            %
Greater than $0.50 ..........            %
                                         ----
    Total: ..................            %



     The price range of Shares of the BLDRS Europe 100 ADR Index Fund for the 2003 calendar year was from $_____ to $_____.

                                CODE OF ETHICS

     Each Fund and the Sponsor has adopted a code of ethics under rule 17j-1 of the 1940 Act regarding personal securities transactions by employees. Subject to certain conditions and standards, the code permits employees to invest in Index Securities for their own accounts. The code is designed to prevent fraud, deception and misconduct against each Fund and to provide reasonable standards of conduct. The code can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code of ethics is available on the EDGAR Database on the SEC's internet site at http://www.sec.gov, and a copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                 LEGAL OPINION


     Carter Ledyard & Milburn LLP, Two Wall Street, New York, New York 10005, is counsel to the Funds.


                             INDEPENDENT AUDITORS


     The financial statements as of September 30, 2003 in this Prospectus have been included in reliance upon the report of Ernst & Young LLP, independent auditors, given on the authority of the firm as the experts in auditing and accounting.


                            ADDITIONAL INFORMATION

     The Registration Statement, including this prospectus and the exhibits may be reviewed and copied at the SEC's Public Reference Room (450 Fifth Street, N.W., Washington, D.C. 20549) or on the EDGAR Database on the SEC's website (http://www.sec.gov). The exhibits include documents such as the Trust Agreement and Indenture, License Agreement, Distribution Agreement and Participant Agreement. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


     Shareholder inquiries may be directed to the Funds in writing c/o ALPS Distributors, Inc. at 1625 Broadway, Suite 2200, Denver, CO 80202.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF A FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE BLDRS INDEX FUNDS TRUST OR ANY FUND. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES WILL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

                           GLOSSARY OF DEFINED TERMS



                                             Page
                                         -----------
"1933 Act" ...........................       81
"1940 Act" ...........................        4
"Accumulation Period" ................       69
"Adjustment Day" .....................       77
"ADR" ................................        3
"AMEX"   .............................       iv
"Authorized Participants"   ..........       68
"Balancing Amount" ...................       78
"Beneficial Owner" ...................       ii
"BLDRS" ..............................   Cover Page
"BLDRS Index Fund" ...................   Cover Page
"BLDRS Index Fund Trust" .............   Cover Page
"BNY ADR Composite Index"                     1
"BNY ADR Index" ......................   Cover Page
"Business Day" .......................       ii
"Cash Redemption Amount" .............       70
"Cash Component" .....................       69
"Clearing Process"   .................       68
"Code" ...............................        5
"Creation Unit" ......................   Cover Page
"Deposit Securities"   ...............       69
"Depository" .........................       ii
"Depositary Receipts" ................        3
"Discretionary Termination
    Amount" ..........................       86
"Distributor" ........................       ii
"Dividend Equivalent
    Payment"   .......................       77
"Dividend Payment Dates"   ...........       ii
"Dow Jones" ..........................        1
"DTC" ................................       ii
"DTC Participant" ....................       68
"ERISA"   ............................       91
"Exchange Act"   .....................       83
"Fiscal Year" ........................       ii
"Fund Securities" ....................        3

                                             Page
                                         -----------
"Funds" ..............................   Cover Page
"GAAP" ...............................       98
"GDR" ................................        3
"Global Security" ....................       83
"Index Security" .....................       iii
"Indirect Participants" ..............       83
"Initial Date of Deposit" ............       iv
"Licensor"   .........................       ii
"Misweighting Amount" ................       74
"Misweighting" .......................       74
"NASD" ...............................       iv
"NASDAQ" .............................   Cover Page
"NAV" ................................       ii
"NAV Amount" .........................       77
"NSCC" ...............................       iii
"NYSE" ...............................       72
"Participant Agreement"   ............       68
"Participating Party" ................       68
"PFIC" ...............................       89
"Portfolio Deposit" ..................       69
"Portfolio Deposit Amount" ...........       78
"Quarterly Review" ...................       96
"Record Dates" .......................       ii
"Redemption Payment" .................       70
"Redemption Securities" ..............       70
"Request Day" ........................       77
"SEC"   ..............................       59
"Shares" .............................   Cover Page
"Sponsor" ............................       ii
"Transaction Fee" ....................       72
"Trust" ..............................   Cover Page
"Trust Agreement and
    Indenture" .......................       ii
"Trustee" ............................       ii
"Valuation Time"   ...................       ii
"Weighting Analysis"   ...............       75

BLDRS INDEX FUNDS TRUST
     BLDRS ASIA 50 ADR INDEX FUND
     BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND
     BLDRS EMERGING MARKETS 50 ADR INDEX FUND BLDRS
     EUROPE 100 ADR INDEX FUND

SPONSOR:
NASDAQ FINANCIAL PRODUCTS SERVICES, INC.


--------------------------------------------------------------------------------
This Prospectus does not include all of the information with respect to the BLDRS Index Funds Trust set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

     Securities Act of 1933 (File No. 333-84788) and
     Investment Company Act of 1940 (File No. 811-21057)

To obtain copies from the SEC at prescribed rates:
Write: Public Reference Section of the SEC
        450 Fifth Street, N.W., Washington, D.C. 20549-6009
Call:  1-800-SEC-0330
Visit: http://www.sec.gov


--------------------------------------------------------------------------------
No person is authorized to give any information or make any representation about the BLDRS Index Funds Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.


--------------------------------------------------------------------------------
Nasdaq Financial Products Services, Inc. has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering the Shares and the BLDRS Index Funds Trust. While this prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.


--------------------------------------------------------------------------------

Prospectus Dated January __, 2004

                       CONTENTS OF REGISTRATION STATEMENT

This Amended Registration Statement on Form S-6 comprises the following papers and documents:

        The facing sheet.

        The cross-reference sheet.

        The prospectus.

        The undertaking to file reports.

        The signatures.

The following Exhibits are filed herewith:


        1.  Ex. 99.A5 - Power of Attorney

        2.  Ex. 99.C1 - Consent of Independent Auditors.


The following Exhibits to be supplied by amendment:

        1. Ex. 99.2 - Opinion of Counsel as to legality of securities being registered and consent of Counsel.

                              FINANCIAL STATEMENTS

                  1.  Statement of Financial Condition of the
                      Trust as shown in the current
                      Prospectus for this series herewith.

                  2.  Financial Statements of the Sponsor,
                      Nasdaq Financial Products Services,
                      Inc. as part of The Nasdaq Stock Market, Inc. current consolidated financial statements incorporated by reference to Form 10-K dated March 31, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, The BLDRS Index Funds Trust has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the State of Maryland, on the 15th day of December, 2003.

                             The BLDRS Index Funds Trust
                             ---------------------------
                                  (Registrant)

                             By: Nasdaq Financial Products Services, Inc.
                                 ----------------------------------------
                                 (Sponsor)

                             By: /s/ John L. Jacobs
                                 -------------------------
                                Name:  John L. Jacobs
                                Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of Nasdaq Financial Products Services, Inc., the Sponsor, by the following persons who constitute a majority of its Board of Directors and by the named persons who are in the following capacities, on the date indicated.

        Nasdaq Financial Products Services Inc.

        By: David P. Warren*
            -------------------------
        Name:   David P. Warren
        Title:  Director, Chairman

        By: John L. Jacobs
        -------------------------
        Name:  John L. Jacobs
        Title: Director, Chief Executive Officer

        By:    Edward S. Knight*
            -------------------------
        Name:  Edward S. Knight
        Title: Director

        By:    Ronald Hassen*
            -------------------------
        Name:  Ronald Hassen
        Title: Treasurer

-------------
* By his signature below, John L. Jacobs, pursuant to a duly executed Power of Attorney filed with the Securities and Exchange Commission in connection with Post Effective Amendment No. 1 to the Registration Statement on the date hereof, has signed this Post Effective Amendment No. 1 to the Registration Statement on behalf of the persons whose signatures are printed above, in the capacities set forth below their respective names.

                             By: /s/ John L. Jacobs
                                 --------------------------
                                 Name:    John L. Jacobs
                                 Title:   Attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT NO.              TITLE OF DOCUMENT
-----------              -----------------

        1.  Ex. 99.A5 - Power of Attorney

        2.  Ex. 99.C1 - Consent of Independent Auditors.

The following Exhibit to be supplied by amendment:

        1. Ex. 99.2 - Opinion of Counsel as to legality of securities being registered and consent of Counsel.